Prospectus dated November 21, 2008

for interests in

Separate Account N

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B	Global Bond	Natural Resources
Active Bond	Global Real Estate	Optimized All Cap
All Cap Core	Health Sciences	Optimized Value
All Cap Growth	High Yield	Overseas Equity
All Cap Value	Income & Value	Pacific Rim
American Asset Allocation	Index Allocation	PIMCO VIT All Asset
American Blue Chip Income and Growth	International Core	Real Estate Securities
American Bond	International Equity Index B	Real Return Bond
American Growth	International Opportunities	Science & Technology
American Growth-Income	International Small Cap	Short-Term Bond
American International	International Value	Small Cap Growth
Blue Chip Growth	Investment Quality Bond	Small Cap Index
Capital Appreciation	Large Cap	Small Cap Opportunities
Capital Appreciation Value	Large Cap Value	Small Cap Value
Classic Value	Lifestyle Aggressive	Small Company Value
Core Allocation Plus	Lifestyle Balanced	Strategic Bond
Core Bond	Lifestyle Conservative	Strategic Income
Core Equity	Lifestyle Growth	Total Bond Market B
Disciplined Diversification	Lifestyle Moderate	Total Return
Emerging Small Company	Mid Cap Index	Total Stock Market Index
Equity-Income	Mid Cap Intersection	U.S. Government Securities
Financial Services	Mid Cap Stock	U.S. High Yield Bond
Franklin Templeton Founding Allocation	Mid Cap Value	U.S. Large Cap
Fundamental Value	Mid Value	Utilities
Global	Money Market B	Value
Global Allocation

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

•	Starting on the next page is a Table of Contents for this prospectus.

•

The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

•	Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

•

Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

•

Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

In your application for the policy you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” The Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect based on your individual needs and objectives. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. You should also consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount coverage at issue (see “Distribution of policies”).

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

•

Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).

•

Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

•	the amount you invested,

•	gain or loss of the investment experience of the investment options you’ve chosen,

•	minus all charges we deduct, and

•	minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently. See “Effects of policy loans.” If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under Section 1035 of the Internal Revenue Code, there may also be a Replacement Fee deducted from the net cash surrender value.

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Withdrawals

After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”).

Policy loans

If your policy is in full force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value.

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account N (the “Account” or “Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

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Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing risk

Investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by frequent transfer activity since such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made (unless your policy is a “modified endowment contract”), surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For

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these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you transfer policy value between investment accounts or upon a Section 1035 Exchange or replacement of your policy. The table also describes the deferred premium charge. The deferred premium charge is calculated at the end of every policy year in which premiums are paid. The premium charge is then assessed monthly over 10 policy years in 120 equal monthly amounts. A portion of the deferred premium charge is used to cover state and Federal premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium taxes range from 0% to 3.5% of each premium payment.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum deferred premium charge	Upon making a premium payment (charge deducted monthly over a 10 year period beginning in the policy year following the premium payment)(1)	0.13% monthly for 10 policy years for each premium payment
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than 12	$25 (currently $0)(2)
Replacement fee(3)	Upon a policy replacement or 1035 Exchange for the first 10 policy years
Minimum charge		$3.37 per $1,000 of Total Face Amount
Maximum charge		$37.69 per $1,000 of Total Face Amount
Charge for representative insured person		$12.60 per $1,000 of Total Face Amount

(1)	At the end of the first and every policy year thereafter, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then deducted monthly over 10 policy years in 120 equal monthly amounts beginning in the policy year following the premium payment.

(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.

(3)	A replacement fee is imposed for the first 10 policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under Section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which the replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and amounts of Base Face Amount and Supplemental Face Amount elected at issue. The “maximum” rate shown in the table is for a 70 year old male with all Base Face Amount. The “minimum” rate shown in the table is for a 20 year old female with 10% Base Face Amount and 90% Supplemental Face Amount. The “representative insured person” referred to in the table is for a 45 year old male with 50% Base Face Amount and 50% Supplemental Face Amount.

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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge:(1)	Monthly
Minimum charge		$0.04 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.05 per $1,000 of NAR
Base Face Amount charge:(2)	Monthly
Minimum charge		$0.09 per $1,000 of Base Face Amount in policy years 1-20	$0.01 per $1,000 of Base Face Amount
Maximum charge		$2.44 per $1,000 of Base Face Amount in policy years 1-20	$1.23 per $1,000 of Base Face Amount
Charge for representative insured person		$0.24 per $1,000 of Base Face Amount in policy years 1-20	$0.04 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15.00	$15.00
Asset-based risk charge(3)	Monthly
Maximum charge		0.14% of policy value	0.00% of policy value
Maximum policy loan interest rate(4)	Accrues daily Payable annually	3.75%	3.75%

(1)	The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The “maximum” guaranteed and current rates are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” guaranteed and current rates shown in the table are for a 45 year old male standard non-smoker underwriting risk in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock USA representative.

(2)	This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification of the insured person and duration (policy year). The “minimum” guaranteed and current rates shown in the table is for a 20 year old female super preferred underwriting risk in policy year 1. The “maximum” guaranteed and current rates shown in the table is for a 90 year old male standard smoker underwriting risk in policy year 1. The “representative insured person” guaranteed and current rates shown in the table is for a 45 year old male standard non-smoker underwriting risk in policy year 1.

(3)	This charge only applies to the portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. This charge is currently not imposed, but we reserve the right to do so in the policy. The maximum asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue. The “maximum” guaranteed charge shown in the table is for a policy with 10% Base Face Amount and 90% Supplemental Face Amount at issue. If you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. For example, a policy with 50% Base Face Amount and 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.09% of policy value. For a policy with 100% Base Face Amount and 0% Supplemental Face Amount at issue, the guaranteed charge would be 0.03% of policy value. The current charge is the same for all policies, regardless of the percentages of Base Face Amount at issue and Supplemental Face Amount at issue.

(4)	3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%. The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

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Rider Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Accelerated Benefit Rider(1)	At exercise of benefit	$150	$0
Change of Life Insured Rider	At exercise of benefit	$250	$250
Overloan Protection Rider (2)	At exercise of benefit
Minimum charge		0.04%	0.04%
Maximum charge		8.00%	8.00%
Return of Premium Death Benefit Rider(3)	Monthly
Minimum charge		$0.04 per $1,000 of NAR	$0.01 per $1,000 per NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.05 per $1,000 of NAR

(1)	This charge is not currently imposed, but we reserve the right to do so in the policy.

(2)	The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 120 and the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.

(3)	The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The “minimum” guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The “maximum” guaranteed and current rates are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. The “minimum” current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred non-smoker underwriting risk. This includes the so-called “extra mortality charge.” The “representative insured person” guaranteed and current rates shown in the table are for a 45 year old male standard non-smoker underwriting risk in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about these rates, talk to your John Hancock USA representative.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses	0.49%	1.57%

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2007.

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Portfolio Annual Expenses

(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
500 Index B2	0.46%	0.00%	0.03%	0.00%	0.49%
Active Bond[3]	0.60%	0.00%	0.03%	0.00%	0.63%
All Cap Core[3]	0.77%	0.00%	0.04%	0.00%	0.81%
All Cap Growth[3]	0.85%	0.00%	0.05%	0.00%	0.90%
All Cap Value[3]	0.83%	0.00%	0.02%	0.00%	0.85%
American Asset Allocation4, [5,6]	0.31%	0.60%	0.05%	0.00%	0.96%
American Blue Chip Income and Growth[4]	0.41%	0.60%	0.04%	0.00%	1.05%
American Bond4, [5]	0.40%	0.60%	0.03%	0.00%	1.03%
American Growth[4]	0.32%	0.60%	0.03%	0.00%	0.95%
American Growth-Income[4]	0.26%	0.60%	0.03%	0.00%	0.89%
American International[4]	0.49%	0.60%	0.05%	0.00%	1.14%
Blue Chip Growth3, [7]	0.81%	0.00%	0.02%	0.00%	0.83%
Capital Appreciation[3]	0.73%	0.00%	0.04%	0.00%	0.77%
Capital Appreciation Value3, [6]	0.85%	0.00%	0.11%	0.00%	0.96%
Classic Value[3]	0.80%	0.00%	0.07%	0.00%	0.87%
Core Allocation Plus3, [6]	0.92%	0.00%	0.14%	0.00%	1.06%
Core Bond[3]	0.64%	0.00%	0.11%	0.00%	0.75%
Core Equity[3]	0.77%	0.00%	0.04%	0.00%	0.81%
Disciplined Diversification3, [6,8]	0.80%	0.00%	0.14%	0.00%	0.94%
Emerging Small Company[3]	0.97%	0.00%	0.05%	0.00%	1.02%
Equity-Income3, [7]	0.81%	0.00%	0.03%	0.00%	0.84%
Financial Services[3]	0.81%	0.00%	0.05%	0.00%	0.86%
Franklin Templeton Founding Allocation6, [9]	0.05%	0.00%	0.03%	0.86%	0.94%
Fundamental Value[3]	0.76%	0.00%	0.04%	0.00%	0.80%
Global3, [10,11,12]	0.81%	0.00%	0.11%	0.00%	0.92%
Global Allocation[3]	0.85%	0.00%	0.13%	0.05%	1.03%
Global Bond[3]	0.70%	0.00%	0.11%	0.00%	0.81%
Global Real Estate[3]	0.93%	0.00%	0.13%	0.00%	1.06%
Health Sciences3, [7]	1.05%	0.00%	0.09%	0.00%	1.14%
High Yield[3]	0.66%	0.00%	0.04%	0.00%	0.70%
Income and Value[3]	0.80%	0.00%	0.06%	0.00%	0.86%
Index Allocation6, [13]	0.05%	0.00%	0.03%	0.53%	0.61%
International Core[3]	0.89%	0.00%	0.13%	0.00%	1.02%
International Equity Index B2	0.53%	0.00%	0.04%	0.01%	0.58%
International Opportunities[3]	0.87%	0.00%	0.12%	0.00%	0.99%
International Small Cap[3]	0.91%	0.00%	0.21%	0.00%	1.12%
International Value3, [10]	0.81%	0.00%	0.16%	0.00%	0.97%
Investment Quality Bond[3]	0.59%	0.00%	0.07%	0.00%	0.66%
Large Cap[3]	0.71%	0.00%	0.07%	0.00%	0.78%
Large Cap Value[3]	0.81%	0.00%	0.04%	0.00%	0.85%
Lifestyle Aggressive	0.04%	0.00%	0.02%	0.87%	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.82%	0.88%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.76%	0.82%
Lifestyle Growth	0.04%	0.00%	0.02%	0.85%	0.91%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.80%	0.86%
Mid Cap Index3, [14]	0.47%	0.00%	0.03%	0.00%	0.50%

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Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total[1] Operating Expenses
Mid Cap Intersection[3]	0.87%	0.00%	0.06%	0.00%	0.93%
Mid Cap Stock[3]	0.84%	0.00%	0.05%	0.00%	0.89%
Mid Cap Value[3]	0.85%	0.00%	0.05%	0.00%	0.90%
Mid Value3, [7]	0.97%	0.00%	0.07%	0.00%	1.04%
Money Market B2	0.50%	0.00%	0.01%	0.00%	0.51%
Natural Resources[3]	1.00%	0.00%	0.08%	0.00%	1.08%
Optimized All Cap[3]	0.71%	0.00%	0.04%	0.00%	0.75%
Optimized Value[3]	0.65%	0.00%	0.04%	0.00%	0.69%
Overseas Equity[3]	0.97%	0.00%	0.14%	0.00%	1.11%
Pacific Rim[3]	0.80%	0.00%	0.27%	0.00%	1.07%
PIMCO VIT All Asset[15]	0.18%	0.25%	0.45%	0.69%	1.57%
Real Estate Securities[3]	0.70%	0.00%	0.03%	0.00%	0.73%
Real Return Bond3, [16,17]	0.68%	0.00%	0.06%	0.00%	0.74%
Science and Technology3, [7]	1.05%	0.00%	0.09%	0.00%	1.14%
Short-Term Bond[3]	0.58%	0.00%	0.02%	0.00%	0.60%
Small Cap Growth[3]	1.07%	0.00%	0.06%	0.00%	1.13%
Small Cap Index3, [14]	0.48%	0.00%	0.03%	0.00%	0.51%
Small Cap Opportunities[3]	0.99%	0.00%	0.04%	0.00%	1.03%
Small Cap Value[3]	1.06%	0.00%	0.05%	0.00%	1.11%
Small Company Value3, [7]	1.02%	0.00%	0.04%	0.00%	1.06%
Strategic Bond[3]	0.67%	0.00%	0.07%	0.00%	0.74%
Strategic Income[3]	0.69%	0.00%	0.09%	0.00%	0.78%
Total Bond Market B2	0.47%	0.00%	0.06%	0.00%	0.53%
Total Return3, [11,16]	0.69%	0.00%	0.06%	0.00%	0.75%
Total Stock Market Index3, [14]	0.48%	0.00%	0.04%	0.00%	0.52%
U.S. Government Securities[3]	0.61%	0.00%	0.07%	0.00%	0.68%
U.S. High Yield Bond[3]	0.73%	0.00%	0.05%	0.00%	0.78%
U.S Large Cap[3]	0.82%	0.00%	0.03%	0.00%	0.85%
Utilities[3]	0.82%	0.00%	0.15%	0.00%	0.97%
Value[3]	0.74%	0.00%	0.04%	0.00%	0.78%

1 Total Operating Expenses include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”). The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section in the prospectus for the portfolio, which does not include Acquired Fund fees and expenses. Acquired Fund fees and expenses for any new funds are estimated, not actual, amounts based on the portfolio’s current fiscal year.

2 John Hancock Trust (the “Trust”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between the Trust and John Hancock Investment Management Services, LLC (the “Adviser”). The expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the rate of the portfolio’s Total Operating Expenses does not exceed its net operating expenses as listed below. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2009 and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of ours or any of our affiliates that are specified in the agreement. The fees shown do not reflect this expense cap. If this expense cap had been reflected, the net operating expenses for these portfolios would be as indicated below. See the prospectus for participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
500 Index B	0.25%	International Equity Index B	0.35%

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Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Money Market B	0.28%	Total Bond Market B	0.25%

3 Effective January 1, 2006, the Adviser has contractually agreed to waive its advisory fee for certain portfolios or otherwise reimburse the expenses of those portfolios. The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the participating portfolios that exceeds $50 billion. The amount of the reimbursement will be calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each portfolio. The reimbursement will remain in effect until May 1, 2009. The fees shown do not reflect this expense reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for these portfolios would be as indicated below. See the prospectus for participating portfolios for additional information.

Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses	Portfolio	Net Operating Expenses
Active Bond	0.63%	Health Sciences	1.14%	Real Estate Securities	0.73%
All Cap Core	0.81%	High Yield	0.70%	Real Return Bond	0.74%
All Cap Growth	0.90%	Income and Value	0.86%	Science and Technology	1.14%
All Cap Value	0.85%	International Core	1.02%	Short-Term Bond	0.60%
Blue Chip Growth	0.83%	International Opportunities	0.99%	Small Cap Growth	1.12%
Capital Appreciation	0.77%	International Small Cap	1.12%	Small Cap Index	0.51%
Capital Appreciation Value	0.96%	International Value	0.95%	Small Cap Opportunities	1.03%
Classic Value	0.87%	Investment Quality Bond	0.66%	Small Cap Value	1.11%
Core Allocation Plus	1.06%	Large Cap	0.77%	Small Company Value	1.06%
Core Bond	0.74%	Large Cap Value	0.85%	Strategic Bond	0.74%
Core Equity	0.81%	Mid Cap Index	0.49%	Strategic Income	0.78%
Disciplined Diversification	0.70%	Mid Cap Intersection	0.93%	Total Return	0.75%
Emerging Small Company	1.02%	Mid Cap Stock	0.88%	Total Stock Market Index	0.51%
Equity-Income	0.84%	Mid Cap Value	0.90%	U.S. Government Securities	0.68%
Financial Services	0.86%	Mid Value	1.04%	U.S. High Yield Bond	0.77%
Fundamental Value	0.80%	Natural Resources	1.08%	U.S. Large Cap	0.85%
Global	0.91%	Optimized All Cap	0.75%	Utilities	0.96%
Global Allocation	1.03%	Optimized Value	0.69%	Value	0.78%
Global Bond	0.81%	Overseas Equity	1.11%
Global Real Estate	1.06%	Pacific Rim	1.06%

4 Capital Research Management Company (the adviser to the master fund for each of the Trust feeder funds) is voluntarily waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds’ prospectus or annual report for further information.

5 The table reflects the fees and expenses of the master and feeder portfolios. The Adviser has contractually limited other expenses at the feeder portfolio level to 0.03% until May 1, 2010, and the table reflects this limit. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. 6For portfolios that have not started operations or have had operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.

7 T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth, Equity-Income, Health Sciences, Science & Technology, Small Company Value, Spectrum Income and Real Estate Equity portfolios. The John Hancock Funds II portfolios are not offered under your policy. Based on the combined average daily net assets of the portfolios, the percentage fee reduction (as a percentage of the subadvisory fee) as of November 1, 2006 is as follows: 0% for the first $750 million, 5% for the next $750 million, 7.5% for the next $1.5 billion, and 10% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser. The fees shown do not reflect this waiver. For more information, please see the prospectus for the underlying portfolios.

8 The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.70% of the average annual net assets of the portfolio. Expenses include all expenses of the portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Trust. The fees shown do not reflect this reimbursement. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.70%. For more information, please see the prospectus for the underlying portfolio.

9 The Adviser has contractually agreed to limit portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the portfolio, but excludes 12b-1 fees, underlying portfolio expenses, taxes, brokerage commissions, interest

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expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The fees shown do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.89%. For more information, please see the prospectus for the underlying portfolio.

10The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. This advisory fee waiver will remain in place until May 1, 2010. The fees shown do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the Global and International Value portfolios would be 0.91% and 0.95%, respectively. For more information, please see the prospectus for the underlying portfolios.

11The advisory fee rate shown reflects the tier schedule that is currently in place as described in the prospectus for the underlying portfolio.

12The Adviser has contractually agreed to reduce its advisory fee for a class of shares of a portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the portfolio. The fees shown do not reflect this reimbursement. If all applicable waivers or reimbursments had been reflected, the net operating expenses for the portfolio would be 0.91%. For more information, please see the prospectus for the underlying portfolio.

13The Adviser has contractually agreed to reimburse expenses of the portfolio that exceed 0.02% of the average annual net assets of the portfolio. Expenses includes all expenses of the portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010. The fees shown do not reflect this waiver. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 0.55%. For more information, please see the prospectus for the underlying portfolio.

14The Adviser has voluntarily agreed to reduce its advisory fee for a class of shares of the portfolio in an amount equal to the amount by which the expenses of such class of the portfolio exceed the expense limit (as a percentage of the average annual net assets of the portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the portfolio an amount necessary to ensure that such expenses do not exceed that expense limit. “Expenses” means all the expenses of a class of a portfolio excluding advisory fees, Rule 12b-1 fees, transfer agency fees and service fees, blue sky fees, taxes, portfolio brokerage commissions, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. This voluntary expense limitation may be terminated at any time. The fees shown do not reflect this expense limitation. For more information, please refer to the prospectus for the underlying portfolios.

15 Other expenses for the PIMCO VIT All Asset portfolio reflect an administrative fee of 0.25% and a service fee of 0.20%. Acquired Fund fees and expenses for the portfolio are based upon an allocation of the portfolio’s assets among the underlying portfolios and upon the total annual operating expenses of the Institutional Class shares of these underlying portfolios. Acquired Fund fees and expenses will vary with changes in the expenses of the underlying portfolios, as well as allocation of the portfolio’s assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying portfolio for the most recent fiscal year, please refer to the prospectus for the underlying portfolio. Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed for the current fiscal year (December 31, 2008) to reduce its advisory fee to the extent that the underlying portfolio expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in the underlying portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. This expense reduction is implemented based on a calculation of Acquired Fund fees and expenses attributable to advisory and administrative fees that is different from the calculation of Acquired Fund fees and expenses shown in the table. The fees shown do not reflect this expense reduction. If all applicable waivers or reimbursements had been reflected, the net operating expenses for the portfolio would be 1.55%. For more information, please refer to the prospectus for the underlying portfolio.

16Other Expenses reflect the amounts paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

17The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% Rule 12b-1 fee. The American Asset Allocation, American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolio does not buy investment securities directly. Instead, it invests in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

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The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective and Strategy
500 Index B	MFC Global Investment Management (U.S.A.) Limited

To approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad based U.S. domestic equity market index. To pursue this goal, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P 500 Index* and securities (which may or may not be included in the S&P 500 Index) that the subadviser believes as a group will behave in a manner similar to the index. The subadviser may determine that the portfolio’s investments in certain instruments, such as index futures, total return swaps and ETFs have similar economic characteristics to securities that are in the S&P 500 Index.

Active Bond	Declaration Management & Research LLC & MFC Global Management (U.S.), LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in a diversified mix of debt securities and instruments.

All Cap Core	Deutsche Investment Management Americas Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-capitalization) of those within the Russell 3000 Index.*

All Cap Growth	Invesco Aim Capital Management, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests its assets principally in common stocks of companies that the subadviser believes likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. Any income received from securities held by the portfolio will be incidental.

All Cap Value	Lord, Abbett & Co. LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued. The portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market capitalization range of the Russell 1000 Index.* This range varies daily. The portfolio will invest the remainder of its assets in mid-sized and small company securities.

American Asset Allocation	Capital Research and Management Company (adviser to the American Funds Insurance Series)

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in the master fund, Class 1 shares of the Asset Allocation portfolio, a series of American Funds Insurance Series. The portfolio invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. In addition, the portfolio may invest up to 25% of its debt assets in lower quality debt securities (rated Ba or below by Moody’s and BB or below by S&P or unrated but determined to be of equivalent quality). Such securities are sometimes referred to as junk bonds. The portfolio is designed for investors seeking above-average total return.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
American Blue Chip Income and Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)

To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in the master fund, Class 1 shares of the Blue Chip Income and Growth portfolio, a series of American Funds Insurance Series. The Blue Chip Income and Growth portfolio invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above. The Blue Chip Income and Growth portfolio may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the U.S. The Blue Chip Income and Growth portfolio will invest, under normal market conditions, at least 90% of its assets in equity securities.

American Bond	Capital Research and Management Company (adviser to the American Funds Insurance Series)

To seek to maximize current income and preserve capital. The portfolio invests all of its assets in the master fund, Class 1 shares of the Bond portfolio, a series of American Funds Insurance Series. The Bond portfolio normally invests at least 80% of its net assets (plus borrowing for investment purposes) in bonds. The Bond portfolio will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called junk bonds). The Bond portfolio may invest in bonds of issuers domiciled outside the U.S.

American Growth	Capital Research and Management Company (adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth portfolio, a series of American Funds Insurance Series. The Growth portfolio invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Growth portfolio may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada.

American Growth-Income	Capital Research and Management Company (adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in the master fund, Class 1 shares of the Growth-Income portfolio, a series of American Funds Insurance Series. The Growth-Income portfolio invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Growth- Income portfolio may invest a portion of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Index.*

American International	Capital Research and Management Company (adviser to the American Funds Insurance Series)

To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in the master fund, Class 1 shares of the International portfolio, a series of American Funds Insurance Series. The International portfolio invests primarily in common stocks of companies located outside the U.S.

Blue Chip Growth	T. Rowe Price Associates, Inc.

To provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser’s view, are well established in their industries and have the potential for above-average earnings growth.

Capital Appreciation	Jennison Associates LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Classic Value	Pzena Investment Management, LLC.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its assets in domestic equity securities. The portfolio may invest in securities of foreign issuers, but will generally limit such investments to American Depositary Receipts and foreign securities listed and traded on a U.S. exchange or the NASDAQ market.

Core Allocation Plus	Wellington Management Company, LLP

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time.

Core Bond	Wells Capital Management, Incorporated

To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Equity	Legg Mason Capital Management, Inc.

To seek long-term capital growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities that, in the subadviser’s opinion, offer the potential for capital growth.

Disciplined Diversification	Dimensional Fund Advisers LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed Income Securities: 30%	25% – 35%
Emerging Small Company	RCM Capital Management LLC

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) at the time of investment in securities of small- capitalization companies. The subadviser defines securities of small- capitalization companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market capitalization of any company contained in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Equity-Income	T. Rowe Price Associates, Inc.

To provide substantial dividend income and also long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities, with at least 65% in common stocks of well established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services. The portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. The portfolio invests in other portfolios and in other investment companies as well as other types of investments. The portfolio currently invests primarily in three underlying portfolios: the Global Trust, Income Trust and Mutual Shares Trust, as described in the JHT prospectus. The portfolio may purchase any portfolios except other JHT funds of funds and the American feeder funds. When purchasing shares of other JHT funds, the Franklin Templeton Founding Allocation Trust only purchases NAV shares (which are not subject to Rule 12b-1 fees).

Fundamental Value	Davis Selected Advisers, L.P.

To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Allocation	UBS Global Asset Management (Americas) Inc.

To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed income securities and equity securities.

Global Bond	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income instruments, which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed income instruments may be denominated in non-U.S. currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, future contracts, or swap agreements.

Global Real Estate	Deutsche Investment Management Americas Inc.

To seek a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The portfolio will be invested in issuers located in at least three different countries, including the U.S.

Health Sciences	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”).

High Yield	Western Asset Management Company

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):

Moody’s Ba through C
Standard & Poor’s BB through D
Income & Value	Capital Guardian Trust Company

To seek the balanced accomplishment of conservation of principal and long-term growth of capital and income. Under normal market conditions, the portfolio invests its assets in both equity and fixed income securities. The subadviser has full discretion to determine the allocation of assets between equity and fixed income securities. Generally, between 25% and 75% of the portfolio’s total assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the portfolio’s investment objective.

Index Allocation	MFC Global Investment Management (U.S.A.) Limited

To seek long term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in a number of the other index portfolios of JHT. The portfolio invests approximately 70% of its total assets in underlying portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying portfolios which invest primarily in fixed income securities.

International Core	Grantham, Mayo, Van Otterloo & Co. LLC

To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
International Equity Index B	SSgA Funds Management, Inc.

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.*

International Opportunities	Marsico Capital Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.

International Small Cap	Franklin Templeton Investment Corp.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in investments of small companies outside the U.S., including emerging markets, which have total stock market capitalization or annual revenues of $4 billion or less.

International Value	Templeton Investment Counsel, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP

To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.

To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio will seek to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at or below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is not a consideration. The portfolio operates as a fund of funds and invests 100% of its assets in underlying portfolios which invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio operates as a fund of funds and invests approximately 40% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 60% in underlying portfolios which invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited

To seek a high level of current income with some consideration given to growth of capital. The portfolio operates as a fund of funds and invests approximately 80% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 20% in underlying portfolios which invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Current income is also a consideration. The portfolio operates as a fund of funds and invests approximately 20% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 80% in underlying portfolios which invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio operates as a fund of funds and invests approximately 60% of its assets in underlying portfolios which invest primarily in fixed income securities and approximately 40% in underlying portfolios which invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a mid-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the S&P MidCap 400 Index* and securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Mid Cap Intersection	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the purposes of the portfolio, medium-sized companies are those with market capitalizations, at the time of investment, within the market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Stock	Wellington Management Company, LLP

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Cap Value	Lord, Abbett & Co. LLC

To seek capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market capitalization range of companies in the Russell MidCap Index.* This range varies daily. The portfolio invests 65% of its total assets in equity securities which it believes to be undervalued in the marketplace.

Mid Value	T. Rowe Price Associates, Inc.

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Money Market B	MFC Global Investment Management (U.S.A.) Limited

To obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments.

Natural Resources	Wellington Management Company, LLP

To seek long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited

To seek long-term growth of capital. Under normal market conditions the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Optimized Value	MFC Global Investment Management (U.S.A.) Limited

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital. The portfolio invests in U.S. companies with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

Overseas Equity	Capital Guardian Trust Company

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of a diversified mix of large established and medium sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.

Pacific Rim	MFC Global Investment Management (U.S.A.) Limited

To achieve long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity- related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

PIMCO VIT All Asset Portfolio (a series of the PIMCO Variable Insurance Trust) (only Class M is available for sale)	Pacific Investment Management Company LLC

To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio invests primarily in a diversified mix of common stocks of large and mid-sized U.S. companies and bonds with an overall intermediate term average maturity.

Real Estate Securities	Deutsche Investment Management Americas Inc.

To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of REITs and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

Real Return Bond	Pacific Investment Management Company LLC

To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	T. Rowe Price Associates, Inc. & RCM Capital Management LLC

To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

Short-Term Bond	Declaration Management & Research, LLC

To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and instruments. The securities and instruments will have an average credit quality rating of A or AA and a weighted average effective maturity between one and three years, and no more than 15% of the portfolio’s net assets will be invested in high yield bonds.

Small Cap Growth	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

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Portfolio	Portfolio Manager	Investment Objective and Strategy
Small Cap Index	MFC Global Investment Management (U.S.A) Limited

To seek to approximate the aggregate total return of a small- capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests, at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Russell 2000 Index* and securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Invesco AIM Capital Management, Inc. & Munder Capital Management, Inc.

Under normal market conditions, AIM invests at least 80% of the AIM subadvised assets (plus any borrowings for investment purposes) in equity securities, including convertible securities, of small-capitalization companies. “Small-capitalization companies” are those companies with market capitalizations, at the time of investment, no larger than the largest capitalized company included in the Russell 2000 Index* during the most recent 11 month period (based on month-end data) plus the most recent data during the current month. Under normal market conditions, Munder invests at least 80% of the portion of the Munder subadvised assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Small-capitalization companies are those companies with market capitalizations, at the time of investment, within the range of the companies in the Russell 2000 Index.*

Small Cap Value	Wellington Management Company, LLP

To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.

To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Strategic Bond	Western Asset Management Company

To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income	MFC Global Investment Management (U.S.), LLC

To seek a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its assets in foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities and domestic high yield bonds.

Total Bond Market B	Declaration Management & Research LLC

To seek to track the performance of the Lehman Brothers Aggregate Bond Index** (which represents the U.S. investment grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Lehman Brothers Aggregate Bond Index.

Total Return	Pacific Investment Management Company LLC

To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited

To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in the common stocks that are included in the Dow Jones Wilshire 5000 Index,* and securities (which may or may not be included in the Dow Jones Wilshire 5000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

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Portfolio	Portfolio Manager	Investment Objective and Strategy
U.S. Government Securities	Western Asset Management Company

To obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities and futures contracts. The portfolio may invest the balance of its assets in non-U.S. Government securities including, but not limited to, fixed rate and adjustable rate mortgage-backed securities, asset-backed securities, corporate debt securities and money market instruments.

U.S. High Yield Bond	Wells Capital Management, Incorporated

To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as junk bonds or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

U.S. Large Cap	Capital Guardian Trust Company

To seek long-term growth of capital and income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of U.S. companies with market capitalizations, at the time of investment, greater than $500 million.

Utilities	Massachusetts Financial Services Company

To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

Value	Van Kampen

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

*”Dow Jones Wilshire 5000 Index®” is a trademark of Wilshire Associates. “MSCI All Country World ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000,®” “Russell 2000,®” “Russell 2500,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value® ” are trademarks of Frank Russell Company.”S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indexes referred to in the portfolio descriptions track companies having the ranges of approximate market capitalization, as of February 29, 2008, set out below:

Dow Jones Wilshire 5000 Index — $25 million to $468.29 billion

MSCI All Country World Ex US Index — $56 million to $309 billion

Russell 1000 Index — $302 million to $468.29 billion

Russell 2000 Index — $25 million to $7.68 billion

Russell 2500 Index — $25 million to $16.12 billion

Russell 3000 Index — $25 million to $468.29 billion

Russell MidCap Index — $302 million to $49.3 billion

Russell MidCap Value Index — $463 million to $49.3 billion

S&P 500 Index — $744 million to $468.29 billion

S&P MidCap 400 Index — $302 million to $11.13 billion

S&P SmallCap 600 Index — $65 million to $5.26 billion

**The Lehman Brothers Aggregate Bond Index is a bond index. A bond index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

You bear the investment risk of any portfolio you choose as an investment option for your policy. A full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investments in, each portfolio is contained in the portfolio prospectuses. The portfolio prospectuses should be read carefully before allocating purchase payments to an investment option.

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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock USA

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Account.

We have received the following ratings from independent rating agencies:

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A++ A.M. Best Superior

Companies have a very strong ability to meet their obligations; 1st category of 15

AA+ Fitch Ratings

Very strong capacity to meet policyholder and contract obligations; 2nd category of 9

AAA Standard & Poor’s

Extremely strong financial security characteristics; 1st category of 8

Aa1 Moody’s

Excellent in financial strength; 2nd category of 9

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of our ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to our products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

The investment accounts shown on page 1 are in fact subaccounts of Separate Account N, a separate account operated by us under Michigan law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock USA’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 900% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in

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the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

•	Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).

•

Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within 2 years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or gender of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to which would have been purchased at the correct age or gender by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. Some of these factors include the following:

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As shown in the Fee Tables, there is a charge per $1000 of Base Face Amount. This means for the same amount of Total Face Amount, your Base Face Amount charges deducted from policy value will be higher if you elect greater proportions of Base Face Amount at issue versus Supplemental Face Amount.

•

However, if you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. As shown in the Fee Tables, the “maximum” guaranteed charge of 0.14% of policy value is for a policy with 90% Supplemental Face Amount at issue. A policy with 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.09%; whereas a policy with 100% Base Face Amount at issue would have a guaranteed charge of 0.03%. Please see the Fee Tables for a description of the guaranteed and current asset-based risk charges in all policy years. The asset-based risk charge percentages assessed on a current basis may be the same for both Base Face Amount and Supplemental Face Amount.

•

Also, after the insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate. If your priority is to maximize the death benefit when the insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.

The charges applied to Base Face Amount will tend to result in lower cash value accumulation, or alternatively higher premium payments, for the same amount of death benefit compared to Supplemental Face Amount coverage. However, if the Company should increase the asset-based risk charges under your policy to the maximum limits, the higher guaranteed asset-based risk charge resulting from a higher amount of Supplemental Face Amount at issue could increase the policy’s risk of lapse, requiring additional premium payments. You should also consider that the amount of compensation paid to the selling broker-dealer will be higher if you elect greater proportions of Base Face Amount coverage at issue.

Ultimately, individual needs and objectives vary. You should discuss your individual needs with your registered representative.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the

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“cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full 7 years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 121

At and after the policy anniversary nearest the insured person’s 121st birthday, the following will occur:

•	We will stop any monthly deduction charges.

•	We will stop accepting any premium payments.

•	We will not allow any new loans and loan interest will continue to be charged if there is an outstanding loan.

•	We will no longer process withdrawals.

•	We will continue to credit interest to a fixed account.

•	We will continue to accept loan repayments on existing loans.

•	Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount, subject to the maximum limit stated in your policy. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. An approved increase will take effect on the policy anniversary on or next following the date we approve the request.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

•	the remaining Total Face Amount will be at least $100,000,

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•	the remaining Base Face Amount will be at least $50,000, and

•	the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

The death benefit option may be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option from Option 2 to Option 1 will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax laws tests.

Tax consequences of coverage changes

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

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Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the limitations on premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate then being earned on amounts allocated to the Money Market B investment account. All premiums received on or after the Issue Date, but prior to the Allocation Date, will be held in the Money Market B investment account. The “Allocation Date” of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions.

Any premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy

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our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company.

Lapse and reinstatement

Lapse

A policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and

(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next 3 policy months.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provision will apply from the effective date of the reinstatement. A surrendered policy cannot be reinstated. You must pay a premium equal to the amount necessary to bring the net cash surrender value to zero plus the three times the monthly deductions due on the date of default.

The policy value

We allocate your premium as described under “Processing premium payments.” There are no deductions taken at the time you make a payment. However, a deferred premium charge will be calculated and included in the monthly deductions (see “Description of charges at the policy level”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business

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day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Asset Credit

Starting in the 11th policy year, we may credit your policy value monthly, on the date we calculate your monthly deductions, with an amount equal to the percentage credit listed below multiplied by the policy value in your investment accounts on this date. The asset credit does not apply to the loan account or the fixed account. The asset credit percentage is 0.01666% per month in policy year 11 and thereafter and ceasing at attainment age of 121. We add the credit to the same investment accounts from which we take your monthly deductions. This credit is not guaranteed and we reserve the right to discontinue it at any time.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of investment accounts and to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

•	within 18 months after the policy’s Issue Date, or

•	within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

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Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfers out of the fixed account option are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, or (ii) the fixed account maximum transfer percentage of 25% multiplied by the amount of the fixed account on the immediately preceding policy anniversary. Any transfer which involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select—annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

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Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt. This is called your “net cash surrender value.” If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under Section 1035 of the Internal Revenue Code, there may also be a replacement fee deducted from the net cash surrender value. You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below 3 months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

•	We first determine the net cash surrender value of your policy.

•	We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.

•	We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.

•	We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.

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Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

•	The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.

•	The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from policy value

•

Deferred premium charge - At the end of each policy year, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then assessed monthly over 10 policy years in 120 equal monthly amounts.

•	Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15.

•

Base Face Amount charge - A monthly charge to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate which varies by duration (policy year) and by the insured person’s sex, risk classification, and issue age. We reserve the right to increase the rate and the charge period (see Fee Table).

•

Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on age of the insured person at issue, the insurance risk characteristics and (usually) gender of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person’s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the Total Face Amount, plus the death benefit payable under any Supplementary Benefit riders where charges are deducted from the Policy Value and are based on the Net Amount at Risk, as of the first day of the Policy Month, divided by 1.0024663; and

(b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions. Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

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If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

•

Replacement fee - A replacement fee is imposed for the first 10 policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under Section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your Policy. The percentage applied is dependent upon the policy year during which replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and the amount of Base Face Amount and Supplemental Face Amount elected at issue.

•

Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account.

•	Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.

•	Loan interest rate - The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.

•	Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The deferred premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the deferred premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the deferred premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in

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future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

A portion of the deferred premium charge is used to cover state and Federal premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, state premium tax levels range from 0% to 3.5% of each premium payment.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

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Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefit riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The incontestability and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.

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Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

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Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page. If you elected increases to your Supplemental Face Amount, you may not elect this rider.

You may increase the initial Return of Premium Death Benefit in two ways:

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You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.

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You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 -5% to increase your Return of Premium Death Benefit. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.

This benefit is only available to you if you elect death benefit Option 1.

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Accelerated Benefit Rider - This rider provides for acceleration of payment of a portion of the death benefit should the insured person become terminally ill and have a life expectancy of one year or less. You must meet the following conditions before we pay the benefit.

•	You must provide written evidence satisfactory to us that the life insured is terminally ill and has a life expectancy of one year or less.

•	We must have a signed consent of any irrevocable beneficiary and any assignee.

•	You must claim the benefit voluntarily. We will not pay the benefit if you are claiming it to satisfy creditors or for government benefits.

If you satisfy the above conditions, we will pay you 50% of the eligible death benefit, up to a maximum of $1,000,000 on the life insured. We will not make a payment if it would be less than $10,000. Payment of the benefit will reduce your death benefit and any cash value or loan value under your policy. You should consult your tax advisor and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” Also, the guaranteed limit on the asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue as shown in the “Fee Tables.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge. Where approved, we may offer policies covering members of an employee or other group on a “Guaranteed Issue” or a “Simplified Issue” basis. In these cases, the Base Face Amount charges and cost of insurance charges may differ from the rates applied if traditional underwriting procedures are followed.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

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Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied.

•	The policy is delivered to and received by the applicant

•	The Minimum Initial Premium is received by us

•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include those listed below.

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Combining or removing fixed accounts or investment accounts

•	Changes in the form of organization of any separate account

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Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below.

•	Determine when and how much you invest in the various accounts

•	Borrow or withdraw amounts you have in the accounts

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

•	John Hancock USA at one of the addresses shown on the back cover of this prospectus, or

•	the John Hancock USA representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

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When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the ones listed below.

•	loans

•	surrenders or withdrawals

•	change of death benefit option

•	increase or decrease in Face Amount

•	change of beneficiary

•	election of payment option for policy proceeds

•	tax withholding elections

•	election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

•	transfers of policy value among accounts

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•	change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 617-572-7008 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. To discourage disruptive frequent trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

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Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 34% of target premium, and 3.75% of premium in excess of target, paid in the first policy year, 5.75% of target and 3.75% of excess premium paid in years 2-5, 3.75% of target and excess premium paid in years 6-10 and 0% thereafter. In addition, JH Distributors will pay compensation in policy years 6-15 of 0.15% of the net cash surrender value and 0.10% of the net cash surrender value in years 16 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. You should consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount at issue. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

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Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner.

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Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater

45

flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

46

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock USA and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

47

In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE

Express Delivery	Mail Delivery
Specialty Products	Specialty Products & Distribution
197 Clarendon Street, C-6	P.O. Box 192
Boston, MA 02117	Boston, MA 02117

Phone:	Fax:
1-800-521-1234	617-572-7008

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5130 — 1933 Act File No. 333-152409

Statement of Additional Information

dated November 21, 2008

for interests in

John Hancock Life Insurance Company (U.S.A.) Account N (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock USA, a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, John Hancock USA had been known as The Manufacturers Life Insurance Company (U.S.A.).

Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), a separate account established by John Hancock USA under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock USA.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock USA and of registered separate accounts organized by John Hancock USA may be provided by other affiliates. Neither John Hancock USA nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, and the financial statements of Separate Account N of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007, and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from

2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2007, 2006, and 2005 was $226,336,094, $128,705,303, and $33,325,216, respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 34% of target premium, and 3.75% of premium in excess of target, paid in the first policy year, 5.75% of target and 3.75% of excess premium paid in years 2-5, 3.75% of target and excess premium paid in years 6-10 and 0% thereafter. In addition, JH Distributors will pay compensation in policy years 6-15 of 0.15% of the net cash surrender value and 0.10% of the net cash surrender value in years 16 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. You should consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount at issue.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms or other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

3

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock USA reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock USA believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock USA may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

4

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

Years Ended December 31, 2007, 2006, and 2005

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the accompanying consolidated financial statements, in 2007 the Company changed its method of accounting for collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement benefit plans.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

April 25, 2008, except for Note 15, as to which the date is November 7, 2008

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2007	2006
		Restated
	(in millions)
Assets

Investments
Fixed maturities:
Available-for-sale - at fair value (cost: 2007 - $13,050; 2006 - $11,187)	$13,689	$11,629
Equity securities:
Available-for-sale - at fair value (cost: 2007 - $781; 2006 - $840)	956	1,022
Mortgage loans on real estate	2,414	2,446
Real estate	1,543	1,401
Policy loans	2,519	2,340
Short term investments	2,723	645
Other invested assets	325	144

Total Investments	24,169	19,627

Cash and cash equivalents	3,345	4,112
Accrued investment income	310	247
Deferred policy acquisition costs	5,664	4,655
Deferred sales inducements	264	235
Amounts due from and held for affiliates	2,967	2,886
Reinsurance recoverable	1,390	1,295
Other assets	1,259	1,276
Separate account assets	105,380	90,462

Total Assets	$144,748	$124,795

Liabilities and Shareholder’s Equity

Liabilities:

Future policy benefits	$24,594	$22,379
Policyholders’ funds	300	298
Unearned revenue	543	766
Unpaid claims and claim expense reserves	720	704
Dividends payable to policyholders	210	200
Amounts due to affiliates	4,615	2,996
Deferred income tax liability	1,000	812
Other liabilities	2,002	1,492
Separate account liabilities	105,380	90,462

Total Liabilities	139,364	120,109

Shareholder’s Equity:

Capital stock	5	5
Additional paid in capital	2,222	2,216
Retained earnings	2,572	1,988
Accumulated other comprehensive income	585	477

Total Shareholder’s Equity	5,384	4,686

Total Liabilities and Shareholder’s Equity	$144,748	$124,795

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF INCOME

	For the years ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Revenues

Premiums	$875	$1,014	$870
Fee income	3,262	2,483	1,769
Net investment income	1,337	1,163	1,169
Net realized investment and other gains	162	32	231

Total revenues	5,636	4,692	4,039

Benefits and expenses

Benefits to policyholders	2,375	1,889	1,579
Other operating costs and expenses	1,269	1,117	921
Amortization of deferred policy acquisition costs and deferred sales inducements	584	536	327
Dividends to policyholders	416	395	400

Total benefits and expenses	4,644	3,937	3,227

Income before income taxes	992	755	812
Income taxes	273	230	253

Net income	$719	$525	$559

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares
	(in millions, except for shares outstanding)					(thousands)
Balance at January 1, 2005 — As previously reported	$5	$2,024	$1,062	$828	$3,919	4,829
Restatements			42	(90)	(48)

Balance at January 1, 2005 — Restated	5	2,024	1,104	738	3,871	4,829
Comprehensive income:
Net income — Restated			559		559
Other comprehensive income, net of tax:
Net unrealized investment losses — Restated				(104)	(104)
Net losses on cash flow hedges				(1)	(1)
Minimum pension liability				(21)	(21)
Foreign currency translation adjustment — Restated				(87)	(87)

Comprehensive income — Restated					346
Capital contribution from parent		13			13
Transactions with affiliates		8			8
Dividend paid to parent			(200)		(200)

Balance at December 31, 2005 — Restated	$5	$2,045	$1,463	$525	$4,038	4,829

Balance at January 1, 2006 — Restated	$5	$2,045	$1,463	$525	$4,038	4,829
Comprehensive income:
Net income — Restated			525		525
Other comprehensive income, net of tax:
Net unrealized investment losses — Restated				(46)	(46)
Minimum pension liability				5	5
Foreign currency translation adjustment — Restated				(5)	(5)

Comprehensive income — Restated					479
SFAS 158 transition adjustment				(2)	(2)
Common stock issued to parent		71			71
Transaction with affiliate		87			87
Stock options		13			13

Balance at December 31, 2006 — Restated	$5	$2,216	$1,988	$477	$4,686	4,829

Balance at January 1, 2007 — Restated	$5	$2,216	$1,988	$477	$4,686	4,829
Comprehensive income:
Net income			719		719
Other comprehensive income, net of tax:
Net unrealized investment gains				124	124
Net losses on cash flow hedges				(13)	(13)
Change in funded status of pension plan and amortization of periodic pension costs				1	1
Foreign currency translation adjustment				(4)	(4)

Comprehensive income					827
Dividend paid to parent			(135)		(135)
Stock options		6			6

Balance at December 31, 2007	$5	$2,222	$2,572	$585	$5,384	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years ended December 31,
	2007	2006	2005
		Restated	Restated
	(in millions)
Cash flows provided by (used in) operating activities:
Net income	$719	$525	$559
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net realized investment and other gains	(162)	(32)	(231)
Amortization of premium/discount – fixed maturities	9	13	27
Capitalization of deferred policy acquisition costs and deferred sales inducements	(1,700)	(1,154)	(976)
Amortization of deferred policy acquisition costs and deferred sales inducements	584	536	327
Depreciation and amortization	26	26	27
(Increase) decrease in accrued investment income	(63)	(1)	58
Decrease (increase) in other assets and other liabilities, net	371	507	(325)
Increase (decrease) in policyholder liabilities and accruals, net	781	479	(397)
Increase in deferred income tax liability	127	128	124

Net cash provided by (used in) operating activities	692	1,027	(807)
Cash flows used in investing activities:
Sales of:
Fixed maturities available-for-sale	8,814	9,657	8,293
Equity securities available-for-sale	304	355	153
Maturities, prepayments and scheduled redemptions of:
Fixed maturities available-for-sale	485	658	230
Mortgage loans on real estate	1,453	1,105	508
Real estate sold	—	27	9
Cash received on sale of mortgage backed security to affiliate	15	—	—
Purchases of:
Fixed maturities available-for-sale	(11,150)	(10,327)	(9,294)
Equity securities available-for-sale	(229)	(690)	(261)
Other invested assets	(121)	(74)	(6)
Mortgage loans on real estate issued	(1,409)	(1,128)	(529)
Purchases of real estate	(168)	(16)	(35)
Net purchases of short-term investments	(2,013)	(162)	(112)
Other, net	(249)	(281)	368

Net cash used in investing activities	(4,268)	(876)	(676)
Cash flows provided by financing activities:
Common stock issued to parent	—	71	—
Capital contribution from parent	—	—	13
Cash received on sale of real estate to affiliate	—	150	—
Net cash transferred related to Taiwan operations	—	—	(24)
Universal life and investment-type contract deposits	2,748	2,832	2,144
Universal life and investment-type contract maturities and withdrawals	(509)	(1,266)	(938)
Net transfers to separate accounts from policyholders funds	(881)	(433)	(341)
Unearned revenue on financial reinsurance	(149)	(49)	49
Increase in amounts due to/from affiliates, net	1,768	14	1,869
Excess tax benefits related to share based payments	2	2	—
Net reinsurance recoverable	(35)	49	20
Dividend paid to parent	(135)	—	(200)

Net cash provided by financing activities	2,809	1,370	2,592
Net (decrease) increase in cash and cash equivalents	(767)	1,521	1,109
Cash and cash equivalents at beginning of year	4,112	2,591	1,482

Cash and cash equivalents at end of year	$3,345	$4,112	$2,591

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) (JH USA or The Company) is a wholly owned subsidiary of The Manufacturers Investment Corporation (MIC). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as Manulife Financial.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the contracts) are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust (JHT), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC (JHIMS), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company’s consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while its wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Restatements

The accompanying consolidated financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005, respectively. There were two items requiring restatement as described below.

During the years 2001 through 2006, the Company was not properly recording the changes in the fair value of non-functional currency available-for-sale investments in accumulated other comprehensive income (OCI) or the realized gains and losses related to such securities in the consolidated statements of income. For available-for-sale fixed maturities and equity securities, foreign exchange movements at each balance sheet date were recorded in foreign currency translation adjustments instead of net unrealized investment gains (losses). In addition, when these non-functional currency available-for-sale securities were sold, the applicable foreign exchange gain or loss was not relieved from accumulated other comprehensive income and recorded in the consolidated statements of income. Certain of these available-for-sale investments supported life and annuity contracts where the investment results of the realized and unrealized investment and other gains (losses) are included in the calculation of current or future gross profits for purposes of amortizing deferred policy acquisition costs (DAC). As a result of the error, DAC was not adjusted for the realized and unrealized foreign exchange gains (losses). The after-tax adjustments to correctly record the related activity decreased total consolidated shareholder’s equity by $48.0 million as of January 1, 2005 (the cumulative consolidated income statement and OCI effect for the years 2001 through 2004), and decreased total consolidated shareholder’s equity by $96.0 million and $89.0 million as of December 31, 2006 and 2005, respectively. Consolidated net income was increased by $12.6 million and $10.7 million for the years ended December 31, 2006 and 2005, respectively, as a result of these adjustments.

Certain intercompany reinsurance activity was not properly presented in the Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005. As a result of this error, cash flows provided by (used in) operating activities increased by $402 million and $53 million for the years ended December 31, 2006 and 2005, respectively; cash flows used in investing activities increased by $127 million and $112 million for the years ended December 31, 2006 and 2005, respectively; and cash flows provided by financing activities decreased by $275 million for the year ended December 31, 2006 and increased by $59 million for the year ended December 31, 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholder’s Equity for the years ended December 31, 2006 and 2005:

	Prior to Restatement*	Adjustments	Restated
	(in millions)
December 31, 2006
Deferred policy acquisition costs	$4,701	$(46)	$4,655
Total assets	124,841	(46)	124,795
Deferred income tax liability	762	50	812
Total liabilities	120,059	50	120,109
Retained earnings	1,922	66	1,988
Accumulated other comprehensive income	639	(162)	477
Total shareholder’s equity	4,782	(96)	4,686
Total liabilities and shareholder’s equity	124,841	(46)	124,795

December 31, 2005
Retained earnings	1,410	53	1,463
Accumulated other comprehensive income	667	(142)	525
Total shareholder’s equity	4,127	(89)	4,038

January 1, 2005
Retained earnings	1,062	42	1,104
Accumulated other comprehensive income	828	(90)	738
Total shareholder’s equity	3,919	(48)	3,871

For the year ended December 31, 2006
Net realized investment and other gains	5	27	32
Total revenue	4,665	27	4,692
Amortization of deferred policy acquisition costs and deferred sales inducements	529	7	536
Total benefits and expenses	3,930	7	3,937
Income before income taxes	735	20	755
Income taxes	223	7	230
Net income	512	13	525

For the year ended December 31, 2005
Net realized investment and other gains	209	22	231
Total revenue	4,017	22	4,039
Amortization of deferred policy acquisition costs and deferred sales inducements	322	5	327
Total benefits and expenses	3,222	5	3,227
Income before income taxes	795	17	812
Income taxes	247	6	253
Net income	548	11	559

The consolidated statements of cash flows were restated as applicable for the items noted above.

*	Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Net realized investment and other gains, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating group annuity contract holder accounts. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred policy acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses on equity securities are reflected in shareholder’s equity, as described above for available-for-sale fixed maturities securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains.

Policy loans are reported at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposures to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities.

All derivative instruments are reported on the Consolidated Balance Sheets in other invested assets or other liabilities at fair value, with changes in fair value recorded in income or other comprehensive income, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains. For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains, as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains, as well as offsetting changes in fair value for the derivative. Basis adjustments are recognized into income as part of net realized investment and other gains.

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI)

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts’ expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company’s DSI was deemed recoverable.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying consolidated statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill

Goodwill, included in other assets, represents the excess of the purchase price paid by the Company over the fair value of the assets and liabilities of Wood Logan Associates (WLA) at the dates the outstanding shares of WLA were acquired. Prior to the adoption of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets, this goodwill was being amortized over its expected useful life. No goodwill amortization was recorded after the adoption of this standard.

The Company tests goodwill and other non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events). Amortizable intangible assets are tested only in response to triggering events. Impairments would be recorded whenever an intangible asset’s fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts

Separate account assets and liabilities reported in the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, and net realized investment and other gains or losses and the related liability charges of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain variable annuity products. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policy benefits charged to expense also include the change in the additional reserve for certain guarantees offered in certain investment type products.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2005 through 2007, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2007 and 2006, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 36.1% and 39.2%, respectively.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claim expense reserves are adequate.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate Closed Block of business. As of December 31, 2007 and 2006, $8,997 million and $8,894 million of policyholder liabilities and accruals related to the participating policyholders’ accounts were included in the Closed Block.

JH USA’s Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Share Based Payments

The Company adopted SFAS 123(R), Share Based Payment, on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, Accounting for Stock Options, effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company’s employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company’s employees is recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, are recorded in the accounts of the Company in other operating costs and expenses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this pool of additional paid in capital using the shortcut method as permitted by FASB Staff Position (FSP) 123(R)-3, Transition Election to Accounting for the Tax Effects of Share Based Payment Awards.

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increase net financing cash flows in periods after adoption. In 2007 the Company recognized $2 million of excess tax benefits which was reclassified from net operating cash flows to net financing cash flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows.

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

The consolidated balance sheets of the Company’s foreign operations and the Company’s non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the Consolidated Balance Sheet dates. The Consolidated Statements of Income of the Company’s foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

FASB Staff Position FIN39-1

Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN39-1)

In April 2007, the FASB issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation for offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $57 million and $13 million, respectively.

Statement of Financial Accounting Standards No.159, the Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159’s objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact of adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No.158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) (SFAS 158)

In September 2006, the FASB issued SFAS 158. SFAS 158 requires the Company to recognize in its consolidated balance sheet either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated comprehensive income in the year the changes occur.

SFAS 158 was effective for the Company on December 31, 2006. As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a decrease of $2 million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 will have a material effect on its consolidated financial position and results of operations. The impact of adoption is currently being refined.

FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48)

In June 2006 the FASB issued FIN 48. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption.

FIN 48 was effective for the Company’s consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company’s consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 1 – Summary of Significant Accounting Policies – (continued)

SOP 05-1 was effective for the Company’s internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company’s adoption of SOP 05-1 as of January 1, 2007, there was no impact to the Company’s consolidated financial position or results of operations.

Emerging Issues Task Force Issue No. 04-5, Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights (EITF 04-5)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity (VIE), in which case VIE consolidated accounting rules should instead be followed. The Company’s adoption of EITF 04-5 in 2006 resulted in no impact to its consolidated financial position and results of operations.

Note 2 – Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Net investment income
Fixed maturities	$798	$730	$705
Equity securities	38	24	17
Mortgage loans on real estate	145	152	157
Real estate	100	98	92
Policy loans	185	166	202
Short term investments	145	61	29
Other	7	(8)	2

Gross investment income	1,418	1,223	1,204
Less investment expenses	81	60	35

Net investment income	$1,337	$1,163	$1,169

		Restated	Restated
Net realized investment and other gains (losses)
Fixed maturities	$69	$(27)	$196
Equity securities	38	44	20
Mortgage loans on real estate	13	13	20
Real estate	—	7	(2)
Derivatives and other invested assets	42	(5)	(3)

Net realized investment and other gains	$162	$32	$231

Gross gains were realized on the sale of available-for-sale securities of $203 million, $189 million (Restated), and $273 million (Restated) for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $51 million, $132 million, and $77 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $74 million, $64 million, and $14 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

As of December 31, 2007 and 2006, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below as of the dates indicated:

	December 31, 2007
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$10,364	$574	$(121)	$10,817
Asset-backed & mortgage-backed securities	992	15	(2)	1,005
Obligations of states and political subdivisions	83	4	—	87
Debt securities issued by foreign governments	893	145	—	1,038
U.S. Treasury securities and obligations of U.S. government corporations and agencies	718	24	—	742

Total fixed maturities available-for-sale	13,050	762	(123)	13,689
Equity securities	781	193	(18)	956

Total fixed maturities and equity securities available-for-sale	$13,831	$955	$(141)	$14,645

	December 31, 2006
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Available-for-Sale:
Corporate securities	$7,543	$477	$(64)	$7,956
Asset-backed & mortgage-backed securities	35	—	(1)	34
Obligations of states and political subdivisions	10	1	—	11
Debt securities issued by foreign governments	45	7	(1)	51
U.S. Treasury securities and obligations of U.S. government corporations and agencies	3,554	26	(3)	3,577

Total fixed maturities available-for-sale	11,187	511	(69)	11,629
Equity securities	840	187	(5)	1,022

Total fixed maturities and equity securities available-for-sale	$12,027	$698	$(74)	$12,651

The amortized cost and fair value of fixed maturities as of December 31, 2007, by contractual maturity, are shown below:

	Amortized Cost	Fair Value
	(in millions)
Available-for-Sale:
Due in one year or less	$386	$387
Due after one year through five years	1,777	1,817
Due after five years through ten years	3,967	4,042
Due after ten years	5,928	6,438

	12,058	12,684
Asset-backed and mortgage-backed securities	992	1,005

Total fixed maturities available-for-sale	$13,050	$13,689

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007, fixed maturity securities with a fair value of $7 million (2006—$8 million) were on deposit with government authorities as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

Available-for-sale securities with amortized cost of $0 million and $1 million were non-income producing as of December 31, 2007 and 2006, respectively.

The Company participates in a security lending program for the purpose for enhancing income on securities held. At December 31, 2007 and 2006, $1,476 million and $1,320 million, respectively, of the Company’s securities, at market value, were on loan to various brokers or dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the loaned securities’ market value.

Depreciation expense on investment real estate was $26 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $218 million and $193 million at December 31, 2007 and 2006, respectively.

Analysis of unrealized losses on fixed maturities securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee (the committee) reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead to a change in the intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 339 and 425 fixed maturity securities with an aggregate gross unrealized loss of $123 million and $69 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $16 million and $2 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

As of December 31, 2007 and 2006, there were 174 and 75 equity securities with an aggregate gross unrealized loss of $18 million and $5 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2007
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses
U.S. Treasury obligations and direct obligations of U.S. government agencies	$6	$—	$24	$—	$30	$—
Federal agency mortgage-backed securities	99	(2)	32	—	131	(2)
Fixed maturity securities issued by foreign governments	—	—	8	—	8	—
Corporate securities	1,521	(50)	1,462	(71)	2,983	(121)

Total fixed maturity securities	1,626	(52)	1,526	(71)	3,152	(123)
Equity securities	145	(18)	—	—	145	(18)

Total fixed maturity and equity securities	$1,771	$(70)	$1,526	$(71)	$3,297	$(141)

Unrealized Losses on Fixed Maturity and Equity Securities

	As of December 31, 2006
	Less than 12 months		12 months or more		Total
Description of securities:	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses	Carrying Value of Securities with Gross Unrealized Losses	Unrealized Losses
U.S. Treasury obligations and direct obligations of U.S. government agencies	$478	$(2)	$47	$(1)	$525	$(3)
Federal agency mortgage-backed securities	7	—	17	(1)	24	(1)
Fixed maturity securities issued by foreign governments	—	—	10	(1)	10	(1)
Corporate securities	1,200	(26)	1,319	(38)	2,519	(64)

Total fixed maturity securities	1,685	(28)	1,393	(41)	3,078	(69)
Equity securities	77	(3)	19	(2)	96	(5)

Total fixed maturity and equity securities	$1,762	$(31)	$1,412	$(43)	$3,174	$(74)

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that result from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reverse over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $123 million and $69 million, respectively, including basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns tend to play a larger role in the unrealized losses on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $19 million at December 31, 2007 from $1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management’s periodic evaluation of the adequacy of the allowance for losses is based on the Company’s past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains.

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

(in millions)	Balance at Beginning of Period	Additions	Deductions	Balance at End of Period
Year ended December 31, 2007	$3	$5	$5	$3

Year ended December 31, 2006	$5	$1	$3	$3

Year ended December 31, 2005	$7	$3	$5	$5

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses, were as follows:

	As of December 31,
	2007	2006
	(in millions)
Impaired mortgage loans on real estate with provision for losses	$12	$12
Provision for losses	(3)	(3)

Net impaired mortgage loans on real estate	$9	$9

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	Years Ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired mortgage loans	$12	$16	$31
Interest income recognized on impaired mortgage loans	$—	$—	$—

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 2 – Investments – (continued)

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2007 and 2006.

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount
	(in millions)		(in millions)
Apartments	$322	East North Central	$272
Industrial	493	East South Central	35
Office buildings	941	Middle Atlantic	441
Retail	451	Mountain	207
Multi family	4	New England	124
Mixed use	74	Pacific	684
Agricultural	64	South Atlantic	509
Other	68	West North Central	14
		West South Central	131
Allowance for losses	(3)	Allowance for losses	(3)

Total	$2,414	Total	$2,414

Mortgage loans with outstanding principal balances of $11 million were non-income producing as of December 31, 2007. There was $1 million of non-income producing real estate as of December 31, 2007.

Note 3 – Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $216 million and $52 million, respectively, and is reported on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006 was $309 million, and $104 million, respectively, and is reported on the Consolidated Balance Sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and financial exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 3 – Derivatives and Hedging Instruments – (continued)

Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB) rider. This rider is effectively an embedded option on the basket of the mutual funds which is sold to contract holders. Beginning in November 2007, for certain contracts issued during 2007, the Company started a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Sox 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2007, 2006 and 2005, the Company recognized net gains of $0.2 million and $3 million, and net losses of $2 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its Consolidated Balance Sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and policy acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the years ended December 31, 2007 and 2006 the Company recognized gains of $0 million and $0 million related to the ineffective portion of its cash flow hedges. For the years ended December 31, 2007 and 2006 all of the Company’s hedged forecast transactions qualified as cash flow hedges.

For the year ended December 31, 2007, a net gain of $0.5 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 3.6 years.

For the years ended December 31, 2007 and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2007, 2006 and 2005, losses of $0.3 million, $9.8 million, and $8.3 million, (net of tax of $0.2 million, $5.3 million, and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.1 million, $0.4 million, and $5.1 million (net of tax of $0.1 million, $0.3 million and $2.8 million) at December 31, 2007, 2006 and 2005, respectively.

For the years ended December 31, 2007 and 2006, the Company recognized net gains of $21.6 million and net losses of $17.8 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 3 – Derivatives and Hedging Instruments – (continued)

Outstanding derivative instruments were as follows:

	As of December 31,
	2007			2006
	Notional Amount	Carrying Value	Fair Value	Notional Amount	Carrying Value	Fair Value
	(in millions)
Assets:
Derivatives:
Interest rate swap agreements	$1,653	$28.2	$28.2	$1,230	$33.8	$33.8
Currency rate swap agreements	1,214	178.9	178.9	1,030	18.4	18.4
Foreign exchange forward agreements	89	8.9	8.9	38	0.2	0.2

Liabilities:
Derivatives:
Interest rate swap agreements	$1,818	$22.1	$22.1	$1,893	$48.5	$48.5
Currency rate swap agreements	1,567	276.4	276.4	1,128	45.1	45.1
Equity Swaps	0.5	1.4	1.4	—	—	—
Foreign exchange forward agreements	212	8.8	8.8	323	10.4	10.4
Embedded derivatives	2	—	—	2	—	—

Note 4 – Income Taxes

JH USA and its subsidiaries (collectively the companies) join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York (JHNY), a wholly-owned subsidiary of the Company, filed a separate federal income tax return for the year ended December 31, 2005. JHNY joined the companies in filing a consolidated federal income tax return for the years ended December 31, 2007 and 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income tax expense were as follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)
Current taxes:
Federal	$223	$(7)	$128
Deferred taxes:
Federal - Restated	50	237	125

Total income tax expense - Restated	$273	$230	$253

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 – Income Taxes – (continued)

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes to income tax expense charged to operations follows:

	For the Year Ended December 31,
	2007	2006	2005
	(in millions)
Tax at 35% — Restated	$348	$264	$284

Add (deduct):
Prior year taxes	(43)	(4)	(9)
Tax exempt investment income	(160)	(42)	(28)
Unrecognized tax benefits	161	9	3
Credits	(35)	—	—
Other	2	3	3

Total income tax expense — Restated	$273	$230	$253

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
	2007	2006
		Restated
	(in millions)
Deferred tax assets:
Policy reserve adjustments	$785	$891
Tax credits	139	79
Net operating loss carryforwards	86	—
Other	30	7

Total deferred tax assets	1,040	977

Deferred tax liabilities:
Deferred policy acquisition costs	$1,147	$974
Unrealized gains on securities available-for-sale	447	419
Premiums receivable	24	21
Investments	303	236
Reinsurance	104	97
Other	15	42

Total deferred tax liabilities	2,040	1,789

Net deferred tax liabilities	$1,000	$812

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 4 – Income Taxes – (continued)

As of December 31, 2007, the Company had $246 million of operating loss carry forwards that will expire in various years through 2022. As of December 31, 2007, the Company had $139 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $28 million, $9 million, and $66 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state or local income tax examinations by taxing authorities for years before 1998. The Internal Revenue Service (IRS) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company’s U.S. income tax returns for years 2004 through 2005 in the third quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48 on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

Amount of Unrecognized Tax Benefits as of December 31, 2007
(in millions)
Balance as of January 1, 2007	$230
Additions based on tax positions related to the current year	77
Reductions based on tax positions related to current year	(7)
Additions for tax positions of prior years	89
Reductions for tax positions of prior years	(10)

Balance as of December 31, 2007	$379

Included in the balance as of December 31, 2007, are $291 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2007, are $88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest expense related to unrecognized tax benefits in other operating costs and expenses and penalties in income tax expense. During the years ended December 31, 2007, and 2006, the Company recognized approximately $(24) and $17 million, in interest (benefit) expense, respectively. The Company had approximately $39 million and $63 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2007, 2006, and 2005.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $336 million, $323 million, and $293 million for the years ended December 31, 2007, 2006, and 2005. As of December 31, 2007 the Company has amounts receivable from MFC and MLI of $18 million. As of December 31, 2006 the Company had accrued liabilities to MFC and MLI of $26 million.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company (JHLICO). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO’s parent, John Hancock Financial Services, Inc., (JHFS), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $126 million for the year ended December 31, 2007, $111 million for the year ended December 31, 2006, and $92 million for the year ended December 31, 2005. As of December 31, 2007 and 2006 there were accrued receivables from JHLICO to the Company of $87 million and $104 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRBL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $397 million, $371 million, and $338 million for the years ended December 31, 2007, 2006, and 2005, respectively. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRBL. The balance of this unearned revenue as of December 31, 2007 and 2006 was $437 million and $425 million, respectively.

On December 31, 2003, the Company entered into a reinsurance agreement with MRBL, to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in a trust on behalf of MRBL and are included in amounts due from and held for affiliates in the Consolidated Balance Sheets. The amounts held at December 31, 2007 and 2006 were $2,737 million and $2,616 million, respectively, and are accounted for as invested assets available-for-sale.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions – (continued)

Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT (MHHL). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month U.S. dollar London Inter-Bank Offer Rate (LIBOR) plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. On December 30, 2002, the Company repaid $176 million of the original principal balance. On December 21, 2007 the Company repaid $70 million of the remaining principal balance. The principal balance outstanding as of December 31, 2007 and 2006 was $4 million and $74 million, respectively. Interest expense was $4.2 million for the year ended December 31, 2007 (2006 - $4.0 million; 2005 - $2.6 million) Interest expense on all borrowings from related parties is included in other operating costs and expenses on the Consolidated Statements of Income.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. Interest expense was $0.2 million for the year ended December 31, 2007 (2006 - $0.2 million; 2005 - $0.1 million).

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest was calculated at a fluctuating rate equal to 3-month LIBOR and was payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007. Interest expense was $0.1 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note matures on December 1, 2011 and is secured by a mortgage on the Company’s property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. Interest expense was $5.2 million for the year ended December 31, 2007 (2006 - $0.4 million).

Pursuant to a subordinated promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC (MHDL). Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.27% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $7.9 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDL. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.29% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $23.4 million for the year ended December 31, 2007.

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company’s additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company’s 2005 Consolidated Statement of Income.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 5 – Related Party Transactions – (continued)

On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company’s additional paid in capital as of December 31, 2006.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5.0 billion in U.S. dollar deposits and $200.0 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid (LIBID).

The following table exhibits the affiliates and their participation in the Company’s Liquidity Pool:

	December 31, 2007	December 31, 2006

Affiliate	(in millions)
The Manufacturers Investment Corporation	$25	$62
Manulife Holdings (Delaware) LLC	36	—
Manulife Reinsurance Ltd	158	308
Manulife Reinsurance (Bermuda) Ltd	155	318
Manulife Hungary Holdings KFT	48	33
Manulife Insurance Company	31	51
John Hancock Life Insurance Company	1,736	550
John Hancock Variable Life Insurance Company	90	202
John Hancock Insurance Company of Vermont	95	71
John Hancock Reassurance Co, Ltd	271	236
John Hancock Financial Services, Inc	550	56
The Berkeley Financial Group, LLC	12	28
John Hancock Subsidiaries, LLC	68	4

Total	$3,275	$1,919

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Note 6 – Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

	For the years ended December 31,
	2007		2006		2005
	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned
Direct	$1,148	$1,149	$1,294	$1,294	$1,319	$1,319
Assumed	426	420	369	405	287	315
Ceded	(694)	(694)	(685)	(685)	(764)	(764)

Net Premiums	$880	$875	$978	$1,014	$842	$870

Benefits to policyholders under life, health and annuity ceded reinsurance contracts were $725 million, $423 million, and $492 million for the years ended December 31, 2007, 2006, and 2005, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 6 – Reinsurance – (continued)

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all of its U.S. based employees. These benefits are provided through both funded qualified (the Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date. Pension benefits are provided to participants of the Plan after three years of vesting. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the projected age 65 cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service on July 1, 1998 and who terminate employment after attaining age 50 and completing 10 years of service.

Under the Plan, accrued benefits as of July 1, 1998 under the prior plan formula, which was based on service and final average compensation, were converted to opening cash balance accounts. Cash balance accounts are credited with contribution and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities.

As of December 31, 2006, the Plan was merged with the qualified pension plan of JHLICO, with JHFS as plan sponsor. The plan features and designs were generally maintained for the different participant populations. Pursuant to the merger, all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. As a result of the merger, the aggregate gains for the combined Plan fell within the 10% gain/loss corridor and resulted in an expense reduction of approximately $3 million for JH USA.

A Plan amendment to harmonize Plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. Additional contribution credits for participants with at least 10 years of service as of January 1, 2008 were also established as a transition measure to the harmonized design for the period 2008 through 2011. Pension benefits accrued prior to the effective date will continue to be governed by the prior plan provisions. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $3 million increase in Accumulated Other Comprehensive Income. This increase was partially offset with the year-end remeasurement of assets and obligations that resulted in a $2 million decrease in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded non-qualified defined benefit pension plan for employees whose qualified pension benefits are restricted by Internal Revenue Code limitations. Cash balance accounts are credited annually with contributions and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities. The Company makes annual cash balance credits for each participant’s compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the compensation and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after three years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. The prior plan was frozen as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The Company’s expense for defined contribution plans was $7 million in 2007 (2006 - $3 million; 2005 - $4 million).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The Company has an employee welfare plan for medical and life insurance covering its retired employees hired before January 1, 2005, who have attained age 50 and have 10 or more years of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement with contributions not required for certain select retirees. It also provides the employee with a life insurance benefit of 100% of the basic coverage just prior to retirement up to a maximum of $2.5 million.

The Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the years ended December 31, 2007 and 2006 was as follows:

Obligations and Funded Status:

	Years Ended December 31,
	Employee Retirement Plans		Post-retirement Benefit Plan
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation:
Benefit obligation at beginning of year	$121	$118	$28	$35
Service cost	7	6	—	—
Interest cost	7	6	2	2
Actuarial (gain)/loss	9	(2)	1	(7)
Plan amendments	(7)	—	—	—
Curtailment	(4)	—	—	—
Benefits paid	(9)	(7)	(1)	(2)

Benefit obligation at end of year	$124	$121	$30	$28

Change in plan assets:
Fair value of plan assets at beginning of year	$75	$71	$—	$—
Actual return on plan assets	6	9		—
Employer contribution	3	2	1	2
Benefits paid	(9)	(7)	(1)	(2)

Fair value of plan assets at end of year	$75	$75	$—	$—

Funded status at end of year	$(49)	$(46)	$(30)	$(28)

Current liabilities	(2)	(2)	—	—
Noncurrent liabilities	(47)	(44)	(30)	(28)

Net financial position	$(49)	$(46)	$(30)	$(28)

Amounts recognized in the accumulated other comprehensive income Prior service cost	$(5)	$2	$—	$—
Net actuarial loss/(gain)	48	43	(11)	(12)

Total	$43	$45	$(11)	$(12)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The incremental effects of applying SFAS 158 to individual line items in the Consolidated Balance Sheet on December 31, 2006 were as follows:

	Pre SFAS 158	Incremental effect of adopting SFAS 158	Post SFAS 158
	Restated		Restated
	(in millions)
Other assets	$1,299	$(23)	$1,276

Total assets	$124,818	$(23)	$124,795

Deferred income tax liability	$810	$2	$812
Other liabilities	$1,520	$(28)	$1,492

Total liabilities	$120,135	$(26)	$120,109

Accumulated other comprehensive income	$474	$3	$477

Total shareholder’s equity	$4,683	$3	$4,686

Information for pension plans with accumulated benefit obligations in excess of plan assets:

	As of December 31,
	2007	2006
	(in millions)
Accumulated benefit obligations	$117	$107
Projected benefit obligations	124	121
Fair value of plan assets	75	75

Components of Net Periodic Benefit Cost:

	Years Ended December 31,
	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
	(in millions)
Service cost	$7	$6	$6	$—	$—	$2
Interest cost	7	6	6	2	2	2
Expected return on plan assets	(6)	(5)	(5)	—	—	—
Amortization of prior service cost	—	—	—	—	—	1
Recognized actuarial loss (gain)	1	3	3	—	—	(1)

Net periodic benefit cost	$9	$10	$10	$2	$2	$4

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic cost in 2008 are as follows:

	Pension Benefits	Other Postretirement Benefits
	(in millions)
Amortization of prior service cost	$(0.5)	$0.1
Amortization of actuarial (gain) loss, net	0.1	—

Total	$(0.4)	$0.1

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	6.00%	5.75%	6.00%	5.75%
Rate of compensation increase	5.10%	4.00%	N/A	N/A
Health care trend rate for following year	N/A	N/A	9.00%	9.50%
Ultimate trend rate	N/A	N/A	5.00%	5.00%
Year ultimate rate reached	N/A	N/A	2016	2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

	Years Ended December 31,
	Pension Benefits		Other Postretirement Benefits
	2007	2006	2007	2006
Discount rate	5.75%	5.50%	5.75%	5.50%
Expected long-term return on plan assets	8.25%	8.25%	N/A	N/A
Rate of compensation increase	4.00%	4.00%	N/A	N/A
Health care trend rate for following year	N/A	N/A	9.50%	10.00%
Ultimate trend rate	N/A	N/A	5.00%	5.00%
Year ultimate rate reached	N/A	N/A	2016	2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from SEC staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

	1-Percentage Point Increase	1-Percentage Point Decrease
	(in millions)
Effect on total service and interest costs in 2007	$0.1	$(0.1)
Effect on postretirement benefit obligations as of December 31, 2007	$1.7	$(1.5)

Plan Assets

The Company’s weighted-average asset allocations for its pension plans at December 31, 2007 and 2006 by asset category were as follows:

	Plan Assets at December 31,
	2007	2006
Asset Category
Equity securities	64%	66%
Fixed maturity securities	26	29
Real estate	3	5
Other	7	—

Total	100%	100%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 7 – Pension Benefit Plans and Other Postretirement Benefit Plans – (continued)

The target asset allocations for the Company’s pension plans are summarized below for major asset categories:

Asset Category
Equity securities	50%-80%
Fixed maturity securities	23% - 35%
Real estate	0% - 5%
Other	5% - 15%

The plans did not own any of the Company’s stock at December 31, 2007 and 2006.

Cash Flows

Contributions

The Company’s funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2007 and 2006, $3 million and $2 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $2 million to its non-qualified pension plans in 2008.

The Company’s policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projected Employer Pension Benefits Payments

Projections for benefit payments for the next ten years are as follows:

Year	Total Qualified	Total Nonqualified	Total
	(in millions)
2008	$8	$2	$10
2009	9	2	11
2010	9	2	11
2011	9	2	11
2012	7	3	10
2013-2017	41	12	53

Projected Employer Postretirement Benefits Payments (includes Future Service Accruals)

Year	Gross Payments	Medicare Part D Subsidy	Net Payments
	(in millions)
2008	$1.9	$0.1	$1.8
2009	1.9	0.1	1.8
2010	2.0	0.2	1.8
2011	2.1	0.2	1.9
2012	2.1	0.2	1.9
2013-2017	11.0	0.7	10.3

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 8 – Commitments and Contingencies

Commitments

As of December 31, 2007, the Company had outstanding commitments involving seven mortgage applications in the United States for a total of $112 million to be disbursed in 2008.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses were $12 million for the year ended December 31, 2007 (2006 - $11 million; 2005 - $11 million).

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments are as follows:

Operating Leases
(in millions)
2008	$2
2009	2
2010	2
2011	2
2012	2
Thereafter	413

Total	$423

There were no other material operating leases in existence as of December 31, 2007.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position and results of operations.

Note 9 – Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2007 and 2006.

Common stock, $1.00 par value, 50,000,000 shares authorized, 4,728,935 shares issued and outstanding at December 31, 2007 and 2006.

All outstanding common and preferred stock is owned by the Company’s parent, MIC.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity – (continued)

Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2005 — Restated	$610	$9	$123	$(4)	$738
Gross unrealized gains (net of deferred income tax expense of $1 million) — Restated	1				1
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $67 million) — Restated	(125)				(125)
Adjustment for participating group annuity contracts (net of deferred income tax benefit of $7 million)	(14)				(14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) — Restated	34				34

Net unrealized investment losses — Restated	(104)				(104)
Foreign currency translation adjustment — Restated			(87)		(87)
Minimum pension liability (net of deferred income tax benefit of $11)				(21)	(21)
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $0)		(1)			(1)

Balance at December 31, 2005 — Restated	$506	$8	$36	$(25)	$525

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Minimum Pension Liability Adjustment		Additional Pension and Postretirement Unrecognized Net Periodic Cost	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2006 — Restated	$506	$8	$36		$(25)	$0	$525
Gross unrealized losses (net of deferred income tax benefit of $32 million) — Restated	(60)						(60)
Reclassification adjustment for losses realized in net income (net of deferred income tax benefit of $2 million) — Restated	5						5
Adjustment for participating group annuity contracts (net of deferred income tax expense of $15 million)	28						28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $10 million) — Restated	(19)						(19)

Net unrealized investment losses — Restated	(46)						(46)
Foreign currency translation adjustment — Restated			(5)				(5)
Minimum pension liability (net of deferred income tax expense of $3 million)					5		5
SFAS 158 transition adjustment					20	(22)	(2)
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $0)		—					—

Balance at December 31, 2006 — Restated	$460	$8	$31	$	_—	$(22)	$477

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity – (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (Loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Cost	Accumulated Other Comprehensive Income
	(in millions)
Balance at January 1, 2007 — Restated	$460	$8	$31	$(22)	$477
Gross unrealized gains (net of deferred income tax expense of $135 million)	250				250
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $51 million)	(94)				(94)
Adjustment for participating group annuity contracts (net of deferred income tax expense of $11 million)	19				19
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $27 million)	(51)				(51)

Net unrealized investment gains	124				124
Foreign currency translation adjustment			(4)		(4)
Change in funded status of pension plan, less amortization of periodic pension costs				1	1
Net accumulated losses on cash flow hedges (net of deferred income tax benefit of $7)		(13)			(13)

Balance at December 31, 2007	$584	$(5)	$27	$(21)	$585

Net unrealized investment gains included in the Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	2007	2006	2005
As of December 31:	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturities available for sale — Restated	$855	$634	$864
Equity securities available for sale — Restated	435	417	258
Other, net	(6)	(7)	8

Total — Restated	1,284	1,044	1,130
Amounts of unrealized investment gains attributable to:
Deferred policy acquisition costs and deferred sales inducements — Restated	208	130	102
Participating group annuity contracts	176	208	251
Deferred income taxes — Restated	316	246	271

Total	700	584	624

Net unrealized investment gains — Restated	$584	$460	$506

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 9 – Shareholder’s Equity—(continued)

Statutory Results

JH USA and its domestic insurance subsidiary, JHNY, prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the states of domicile. For JH USA, the State of Michigan only recognizes statutory accounting practices prescribed or permitted by Michigan insurance regulations and laws. The National Association of Insurance Commissioners’ Accounting Practices and Procedures manual has been adopted as a component of prescribed or permitted practices by Michigan. The Michigan Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006, and 2005 there were no permitted practices.

The Company’s statutory net loss for the year ended December 31, 2007 was $41 million (unaudited). The Company’s statutory capital and surplus was $1,493 million as of December 31, 2007 (unaudited).

Michigan has enacted laws governing the payment of dividends by insurers. Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Michigan Division of Insurance. Michigan law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Michigan Division of Insurance, to the greater of (i) 10% of its statutory policyholders’ surplus as of the preceding December 31 or (ii) the individual company’s statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI’s Plan of Demutualization.

Note 10 – Segment Information

The Company operates in three business segments. Two segments, Protection and Wealth Management, primarily serve retail and institutional customers. The third, Corporate, includes activities not allocated to the other two segments, and the Company’s reinsurance operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company’s reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 – Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of invested assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 10 – Segment Information – (continued)

The following tables summarize selected consolidated financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2007
Revenues:
Revenues from external customers	$1,844	$2,057	$236	$4,137
Net investment income	782	242	313	1,337
Net realized investment and other gains (losses)	68	(6)	100	162

Revenues	$2,694	$2,293	$649	$5,636

Net income:	$210	$318	$191	$719

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	37	37
Amortization of deferred policy acquisition costs and deferred sales inducements	$301	$277	6	584
Interest expense	—	27	41	68
Income tax expense	108	55	110	273
Segment assets	21,436	111,302	12,010	144,748

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2006
Revenues:
Revenues from external customers	$1,483	$1,632	$382	$3,497
Net investment income	712	225	226	1,163
Net realized investment and other gains (losses) — Restated	104	20	(92)	32

Revenues — Restated	$2,299	$1,877	$516	$4,692

Net income (loss): — Restated	$208	$324	$(7)	$525

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	40	40
Amortization of deferred policy acquisition costs and deferred sales inducements — Restated	$242	$303	(9)	536
Interest expense	—	21	5	26
Income tax expense — Restated	111	115	4	230
Segment assets — Restated	19,006	95,752	10,037	124,795

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 10 – Segment Information – (continued)

	Protection	Wealth Management	Corporate	Consolidated
	(in millions)
Year ended December 31, 2005
Revenues:
Revenues from external customers	$1,207	$1,225	$207	$2,639
Net investment income	723	220	226	1,169
Net realized investment and other gains — Restated	111	32	88	231

Revenues — Restated	$2,041	$1,477	$521	$4,039

Net income — Restated	$160	$272	$127	$559

Supplemental Information:
Equity in net loss of investees accounted for by the equity method	—	—	$(2)	$(2)
Carrying value of investments accounted for by the equity method	—	—	42	42
Amortization of deferred policy acquisition costs and deferred sales inducements — Restated	$79	$243	5	327
Interest expense	—	26	3	29
Income tax expense — Restated	86	95	71	253

Note 11 – Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company’s financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company’s business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated by using the cash surrender values.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 11 – Fair Value of Financial Instruments – (continued)

The following table presents the carrying values and fair values of the Company’s financial instruments:

	December 31,
	2007		2006
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
Assets:
Fixed maturities	$13,689	$13,689	$11,629	$11,629
Equity securities	956	956	1,022	1,022
Mortgage loans on real estate	2,414	2,424	2,446	2,478
Policy loans	2,519	2,519	2,340	2,340
Short term investments	2,723	2,723	645	645
Cash and cash equivalents	3,345	3,345	4,112	4,112
Derivative financial instruments	216	216	52	52
Liabilities:
Fixed rate deferred and immediate annuities	2,777	2,739	2,526	2,487
Derivative financial instruments	309	309	104	104

Note 12 – Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

During 2007 and 2006 there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable annuities with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Consolidated Statements of Income.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income and /or withdrawal benefits. Guaranteed Minimum Death Benefit (GMDB) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. As of December 31, 2007, 40% of the in-force contract values have reduction of benefit on a dollar-for dollar basis, and 60% on a proportional basis.

The Company sold contracts with Guaranteed Minimum Income Benefit (GMIB) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7-10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 12 – Certain Separate Accounts – (continued)

Reinsurance has been utilized to mitigate risk related to GMDB and GMIB. Hedging has been utilized to mitigate risk related to some of the GMWB.

The Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the GMDB in excess of the account balance at the Consolidated Balance Sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table below shows the net amount at risk net of reinsurance.

As of December 31, 2007 and 2006, the Company had the following variable annuity contracts with guarantees:

	December 31, 2007	December 31, 2006
	(in millions, except percent)
Guaranteed Minimum Death Benefit:
Return of net deposits
In the event of death:
Account value	$17,510	$11,869
Net amount at risk – net of reinsurance	47	1
Average attained age of contract holders	55	56

Return of net deposits plus a minimum return
In the event of death:
Account value	$714	$786
Net amount at risk – net of reinsurance	—	—
Average attained age of contract holders	65	64
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death:
Account value	$32,750	$30,956
Net amount at risk – net	190	53
Average attained age of contract holders	54	54

Guaranteed Minimum Income Benefit:
Account value	$9,552	$11,277
Net amount at risk – net of reinsurance	29	27
Average attained age of contract holders	52	51

Guaranteed Minimum Withdrawal Benefit:
Account value	$28,582	$19,275
Net amount at risk	116	1
Average attained age of contract holders	54	54

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 12 – Certain Separate Accounts – (continued)

Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

Type of Fund	December 31, 2007	December 31, 2006
	(in billions)
Domestic Equity	$12.6	$13.7
International Equity	3.0	2.5
Balanced	30.1	22.7
Bonds	3.6	3.4
Money Market	0.9	0.7

Total	$50.2	$43.0

The reserve roll forwards for the separate accounts as of December 31, 2007 and 2006 were as follows:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Totals
	(in millions)
Balance at January 1, 2007	$80	$208	$95	$383
Incurred guarantee benefits	(48)	(122)	—	(170)
Other reserve changes	57	70	473	600

Balance at December 31, 2007	89	156	568	813
Reinsurance recoverable	(36)	(586)	—	(622)

Net balance at December 31, 2007	$53	$(430)	$568	$191

Balance at January 1, 2006	$75	$169	$(14)	$230
Incurred guarantee benefits	(51)	(33)	—	(84)
Other reserve changes	56	72	109	237

Balance at December 31, 2006	80	208	95	383
Reinsurance recoverable	(35)	(518)	—	(553)

Net balance at December 31, 2006	$45	$(310)	$95	$(170)

The gross reserves and ceded reserves for GMDB and the gross reserves for GMIB were determined in accordance with Statement of Position 03-1 – Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), whereas the asset for GMIB reinsurance and gross reserve for GMWB were determined in accordance with SFAS 133 Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the above amounts as of December 31, 2007 and 2006:

•	Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

•	Mean return and volatility assumptions have been determined for each of the asset classes noted above. Market consistent observed volatilities are used where available for SFAS 133 calculations.

•	Annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business.

•	Annuity base lapse rates vary by contract type and duration and range from 1% to 42% (2006 – 1% to 42%).

•	Partial withdrawal rates for GMWB are approximately 4.6% per year (2006 – 5.0%).

•	The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) for SOP 03-1 calculations and 4.72% (2006 – 5.24%) for SFAS 133 calculations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 13 – Deferred Policy Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Policy Acquisition Costs were as follows:

	2007	2006
		Restated
For the years ended December 31,	(in millions)
Balance, January 1	$4,655	$4,070
Capitalization	1,637	1,115
Amortization	(550)	(501)
Effect of net unrealized gains on available-for-sale securities	(78)	(29)

Balance, December 31	$5,664	$4,655

The components of the change in Deferred Sales Inducements were as follows:

	2007	2006
For the years ended December 31,	(in millions)
Balance, January 1	$235	$231
Capitalization	63	39
Amortization	(34)	(35)

Balance, December 31	$264	$235

Note 14 – Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS 123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC’s Executive Stock Option Plan (ESOP), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC’s common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants deferred share units (DSUs) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC’s common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director’s retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, MFC issued a total of 191,000 DSUs (2006 – 181,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007, MFC issued a total of 260,000 DSUs (2006 – 720,000) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007 and 2006 vested immediately upon issue.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Note 14 – Share Based Payments – (continued)

Stock Options (ESOP) – continued

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2007 (2006 - $4.5 million; 2005 - $4.5 million).

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan (GSOP) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee’s eligible contributions to certain maximums. MFC’s contributions vest immediately. All contributions are used by the GSOP’s trustee to purchase common shares in the open market. The Company’s compensation expense related to the GSOP was $1.1 million for the year ended December 31, 2007 (2006 - $0.9 million; 2005 - $0.3 million).

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (RSU) Plan. For the year ended December 31, 2007, MFC granted a total of 1.5 million (2006 – 1.6 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company’s compensation expense related to RSUs was $16.3 million for the year ended December 31, 2007 (2006 - $13.8 million; 2005 - $27.4 million).

Note 15- Subsequent Event

On July 29, 2008 the Board of Directors of JH USA unanimously voted to authorize the Company to enter into an agreement to merge with two of its affiliates, JHLICO and John Hancock Variable Life Insurance Company (“JHVLICO”). The Merger Agreement, which has also been authorized by the Boards of Directors of JHLICO and JHVLICO, is subject to the applicable regulatory approvals from insurance regulators in Massachusetts and Michigan and in the other jurisdictions where the companies are licensed. The Merger Agreement, if approved, will become effective in 2009, or such other time as may be agreed by the parties. Pursuant to the terms of the Merger Agreement, JHLICO and JHVLICO would cease to exist, and the companies’ assets and obligations would be assumed by JH USA.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2007 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

John Hancock Life Account N of John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the following sub-accounts:

500 Index Trust B Series 0	Emerging Small Company Trust Series 1

500 Index Trust Series 1	Equity-Income Trust Series 0

Active Bond Trust Series 0	Equity-Income Trust Series 1

Active Bond Trust Series 1	Financial Services Trust Series 0

All Cap Core Trust Series 0	Financial Services Trust Series 1

All Cap Core Trust Series 1	Fundamental Value Trust Series 0

All Cap Growth Trust Series 0	Fundamental Value Trust Series 1

All Cap Growth Trust Series 1	Global Allocation Trust Series 0

All Cap Value Trust Series 0	Global Allocation Trust Series 1

All Cap Value Trust Series 1	Global Bond Trust Series 0

American Blue Chip Income and Growth Trust Series 1	Global Bond Trust Series 1

American Bond Trust Series 1	Global Trust Series 0

American Growth Trust Series 1	Global Trust Series 1

American Growth-Income Trust Series 1	Growth & Income Trust Series 0

American International Trust Series 1	Health Sciences Trust Series 0

Blue Chip Growth Trust Series 0	Health Sciences Trust Series 1

Blue Chip Growth Trust Series 1	High Yield Trust Series 0

Capital Appreciation Trust Series 0	High Yield Trust Series 1

Capital Appreciation Trust Series 1	Income & Value Trust Series 0

Classic Value Trust Series 0	Income & Value Trust Series 1

Classic Value Trust Series 1	International Core Trust Series 0

Core Bond Trust Series 1	International Core Trust Series 1

Core Equity Trust Series 0	International Equity Index Trust A Series 1

Core Equity Trust Series 1	International Equity Index Trust B Series 0

Dynamic Growth Trust Series 0	International Opportunities Trust Series 0

Dynamic Growth Trust Series 1	International Opportunities Trust Series 1

Emerging Growth Trust Series 0	International Small Cap Trust Series 0

Emerging Growth Trust Series 1	International Small Cap Trust Series 1

Emerging Markets Value Trust Series 1	International Value Trust Series 0

Emerging Small Company Trust Series 0	International Value Trust Series 1

Investment Quality Bond Trust Series 0	Quantitative Value Trust Series 1

Investment Quality Bond Trust Series 1	Real Estate Securities Trust Series 0

Large Cap Trust Series 0	Real Estate Securities Trust Series 1

Large Cap Trust Series 1	Real Return Bond Trust Series 0

Large Cap Value Trust Series 0	Real Return Bond Trust Series 1

Large Cap Value Trust Series 1	Science & Technology Trust Series 0

Lifestyle Aggressive Trust Series 0	Science & Technology Trust Series 1

Lifestyle Aggressive Trust Series 1	Short-Term Bond Trust Series 0

Lifestyle Balanced Trust Series 0	Small Cap Growth Trust Series 0

Lifestyle Balanced Trust Series 1	Small Cap Index Trust Series 0

Lifestyle Conservative Trust Series 0	Small Cap Index Trust Series 1

Lifestyle Conservative Trust Series 1	Small Cap Opportunities Trust Series 0

Lifestyle Growth Trust Series 0	Small Cap Opportunities Trust Series 1

Lifestyle Growth Trust Series 1	Small Cap Trust Series 0

Lifestyle Moderate Trust Series 0	Small Cap Trust Series 1

Lifestyle Moderate Trust Series 1	Small Cap Value Trust Series 0

Managed Trust Series 0	Small Cap Value Trust Series 1

Mid Cap Index Trust Series 0	Small Company Trust Series 1

Mid Cap Index Trust Series 1	Small Company Value Trust Series 0

Mid Cap Intersection Trust Series 1	Small Company Value Trust Series 1

Mid Cap Stock Trust Series 0	Special Value Trust Series 0

Mid Cap Stock Trust Series 1	Special Value Trust Series 1

Mid Cap Value Trust Series 0	Strategic Bond Trust Series 0

Mid Cap Value Trust Series 1	Strategic Bond Trust Series 1

Mid Value Trust Series 0	Strategic Income Trust Series 0

Money Market Trust B Series 0	Strategic Income Trust Series 1

Money Market Trust Series 1	Strategic Opportunities Trust Series 0

Natural Resources Trust Series 0	Strategic Opportunities Trust Series 1

Natural Resources Trust Series 1	Total Bond Market Trust B Series 0

Overseas Equity Trust Series 0	Total Return Trust Series 0

Pacific Rim Trust Series 0	Total Return Trust Series 1

Pacific Rim Trust Series 1	Total Stock Market Index Trust Series 0

Quantitative All Cap Trust Series 0	Total Stock Market Index Trust Series 1

Quantitative All Cap Trust Series 1	U.S. Core Trust Series 0

Quantitative Mid Cap Trust Series 0	U.S. Core Trust Series 1

Quantitative Mid Cap Trust Series 1	U.S. Global Leaders Growth Trust Series 0

Quantitative Value Trust Series 0	U.S. Global Leaders Growth Trust Series 1

U.S. Government Securities Trust Series 0	Utilities Trust Series 0

U.S. Government Securities Trust Series 1	Utilities Trust Series 1

U.S. High Yield Bond Trust Series 0	Value Trust Series 0

U.S. High Yield Bond Trust Series 1	Value Trust Series 1

U.S. Large Cap Trust Series 0	All Asset Portfolio Series 1

U.S. Large Cap Trust Series 1

as of December 31, 2007, the related statements of operations and changes in contract owners’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2007, and the results of their operations and the changes in their contract owners’ equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Toronto, Canada	Chartered Accountants
April 15, 2008	Licensed Public Accountants

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 1,120,587 shares (cost $19,447,866)	$20,742,059
500 Index Trust Series 1 - 2,078,666 shares (cost $25,719,101)	26,274,333
Active Bond Trust Series 0 - 49,510 shares (cost $479,836)	465,396
Active Bond Trust Series 1 - 205,301 shares (cost $2,017,514)	1,929,828
All Cap Core Trust Series 0 - 1,476 shares (cost $29,452)	29,280
All Cap Core Trust Series 1 - 569,193 shares (cost $10,855,833)	11,287,106
All Cap Growth Trust Series 0 - 1,157 shares (cost $23,601)	23,129
All Cap Growth Trust Series 1 - 204,877 shares (cost $3,283,906)	4,091,403
All Cap Value Trust Series 0 - 5,405 shares (cost $60,090)	44,000
All Cap Value Trust Series 1 - 1,048,717 shares (cost $11,683,276)	8,557,532
American Blue Chip Income and Growth Trust Series 1 - 237,945 shares (cost $4,106,402)	3,540,621
American Bond Trust Series 1 - 292,868 shares (cost $3,891,839)	3,845,351
American Growth Trust Series 1 - 1,075,186 shares (cost $23,320,336)	23,277,773
American Growth-Income Trust Series 1 - 221,813 shares (cost $4,420,847)	4,332,011
American International Trust Series 1 - 1,739,492 shares (cost $41,402,819)	46,461,807
Blue Chip Growth Trust Series 0 - 101,991 shares (cost $2,089,278)	2,209,133
Blue Chip Growth Trust Series 1 - 1,153,294 shares (cost $21,059,267)	25,026,470
Capital Appreciation Trust Series 0 - 21,697 shares (cost $209,325)	218,272
Capital Appreciation Trust Series 1 - 792,820 shares (cost $7,153,393)	7,967,841
Classic Value Trust Series 0 - 1,837 shares (cost $27,246)	22,489
Classic Value Trust Series 1 - 61,091 shares (cost $924,208)	747,147
Core Bond Trust Series 1 - 96 shares (cost $1,199)	1,200
Core Equity Trust Series 0 - 2,783 shares (cost $41,165)	36,874
Core Equity Trust Series 1 - 43,990 shares (cost $635,375)	581,986
Dynamic Growth Trust Series 0 - 20,741 shares (cost $135,466)	137,099
Dynamic Growth Trust Series 1 - 359,892 shares (cost $2,174,340)	2,375,285
Emerging Growth Trust Series 0 - 10,057 shares (cost $111,501)	96,947
Emerging Growth Trust Series 1 - 85,433 shares (cost $943,268)	821,867
Emerging Markets Value Trust Series 1 - 6,384 shares (cost $99,126)	93,016
Emerging Small Company Trust Series 0 - 14,617 shares (cost $389,349)	358,856
Emerging Small Company Trust Series 1 - 1,372,371 shares (cost $40,388,123)	33,623,081
Equity-Income Trust Series 0 - 653,127 shares (cost $11,572,174)	10,730,873
Equity-Income Trust Series 1 - 2,030,032 shares (cost $35,327,458)	33,434,627
Financial Services Trust Series 0 - 3,370 shares (cost $59,938)	48,965
Financial Services Trust Series 1 - 44,316 shares (cost $735,770)	644,355
Fundamental Value Trust Series 0 - 6,935 shares (cost $113,492)	114,075
Fundamental Value Trust Series 1 - 256,150 shares (cost $4,045,066)	4,226,469
Global Allocation Trust Series 0 - 4,241 shares (cost $52,369)	47,414
Global Allocation Trust Series 1 - 214,294 shares (cost $2,642,296)	2,404,378
Global Bond Trust Series 0 - 343,667 shares (cost $5,067,990)	5,209,990
Global Bond Trust Series 1 - 351,538 shares (cost $5,157,745)	5,343,383

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Global Trust Series 0 - 30,982 shares (cost $607,373)	$554,586
Global Trust Series 1 - 349,222 shares (cost $6,259,852)	6,258,053
Growth & Income Trust Series 0 - 132,245 shares (cost $1,787,352)	1,675,550
Health Sciences Trust Series 0 - 13,129 shares (cost $202,741)	198,514
Health Sciences Trust Series 1 - 336,223 shares (cost $5,097,359)	5,076,968
High Yield Trust Series 0 - 80,538 shares (cost $834,982)	761,889
High Yield Trust Series 1 - 872,302 shares (cost $8,968,475)	8,286,870
Income & Value Trust Series 0 - 19,711 shares (cost $239,719)	214,061
Income & Value Trust Series 1 - 1,694,682 shares (cost $18,155,979)	18,404,247
International Core Trust Series 0 - 15,652 shares (cost $246,058)	224,764
International Core Trust Series 1 - 728,766 shares (cost $9,526,174)	10,486,948
International Equity Index Trust A Series 1 - 181,461 shares (cost $3,699,056)	4,062,908
International Equity Index Trust B Series 0 - 78,455 shares (cost $1,714,219)	1,652,270
International Opportunities Trust Series 0 - 115,496 shares (cost $2,140,259)	2,039,663
International Opportunities Trust Series 1 - 186,637 shares (cost $3,258,859)	3,296,001
International Small Cap Trust Series 0 - 36,432 shares (cost $827,492)	682,371
International Small Cap Trust Series 1 - 495,195 shares (cost $10,711,070)	9,304,722
International Value Trust Series 0 - 8,131 shares (cost $149,486)	138,707
International Value Trust Series 1 - 1,876,508 shares (cost $33,175,337)	32,163,348
Investment Quality Bond Trust Series 0 - 21,226 shares (cost $243,578)	239,428
Investment Quality Bond Trust Series 1 - 716,398 shares (cost $8,446,333)	8,095,296
Large Cap Trust Series 0 - 3,201 shares (cost $49,566)	46,121
Large Cap Trust Series 1 - 335,938 shares (cost $5,345,567)	4,850,940
Large Cap Value Trust Series 0 - 7,744 shares (cost $182,821)	173,316
Large Cap Value Trust Series 1 - 422,832 shares (cost $9,765,707)	9,458,751
Lifestyle Aggressive Trust Series 0 - 65,818 shares (cost $738,021)	712,814
Lifestyle Aggressive Trust Series 1 - 973,288 shares (cost $10,845,097)	10,530,978
Lifestyle Balanced Trust Series 0 - 211,509 shares (cost $2,916,885)	2,884,985
Lifestyle Balanced Trust Series 1 - 961,018 shares (cost $12,833,273)	13,079,455
Lifestyle Conservative Trust Series 0 - 2,481 shares (cost $33,264)	32,325
Lifestyle Conservative Trust Series 1 - 531,124 shares (cost $6,968,927)	6,915,236
Lifestyle Growth Trust Series 0 - 279,454 shares (cost $3,916,669)	3,850,878
Lifestyle Growth Trust Series 1 - 1,032,968 shares (cost $13,838,425)	14,223,964
Lifestyle Moderate Trust Series 0 - 34,455 shares (cost $462,661)	448,263
Lifestyle Moderate Trust Series 1 - 191,929 shares (cost $2,541,108)	2,495,078
Managed Trust Series 0 - 5,658 shares (cost $75,764)	71,745
Mid Cap Index Trust Series 0 - 61,315 shares (cost $1,199,737)	1,067,496
Mid Cap Index Trust Series 1 - 1,568,023 shares (cost $29,572,046)	27,299,289
Mid Cap Intersection Trust Series 1 - 89 shares (cost $1,096)	1,036
Mid Cap Stock Trust Series 0 - 90,468 shares (cost $1,581,615)	1,450,200
Mid Cap Stock Trust Series 1 - 947,272 shares (cost $15,266,495)	15,137,410

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Mid Cap Value Trust Series 0 - 28,527 shares (cost $443,111)	$365,431
Mid Cap Value Trust Series 1 - 921,297 shares (cost $14,399,193)	11,820,247
Mid Value Trust Series 0 - 224,448 shares (cost $2,842,665)	2,392,619
Money Market Trust B Series 0 - 22,707,880 shares (cost $22,707,880)	22,707,880
Money Market Trust Series 1 - 8,383,369 shares (cost $83,833,691)	83,833,691
Natural Resources Trust Series 0 - 28,447 shares (cost $980,250)	814,432
Natural Resources Trust Series 1 - 489,719 shares (cost $15,433,972)	14,108,807
Overseas Equity Trust Series 0 - 212,002 shares (cost $3,093,774)	2,948,953
Pacific Rim Trust Series 0 - 38,005 shares (cost $486,393)	399,811
Pacific Rim Trust Series 1 - 755,348 shares (cost $8,605,440)	7,900,944
Quantitative All Cap Trust Series 0 - 2,624 shares (cost $44,028)	40,413
Quantitative All Cap Trust Series 1 - 78 shares (cost $1,261)	1,200
Quantitative Mid Cap Trust Series 0 - 8,107 shares (cost $84,635)	69,797
Quantitative Mid Cap Trust Series 1 - 5,122 shares (cost $52,431)	43,898
Quantitative Value Trust Series 0 - 3,649 shares (cost $52,138)	46,602
Quantitative Value Trust Series 1 - 42,216 shares (cost $587,612)	539,099
Real Estate Securities Trust Series 0 - 401,822 shares (cost $7,820,732)	4,958,485
Real Estate Securities Trust Series 1 - 2,202,079 shares (cost $40,820,476)	27,305,782
Real Return Bond Trust Series 0 - 11,907 shares (cost $156,126)	159,791
Real Return Bond Trust Series 1 - 411,787 shares (cost $5,412,578)	5,575,602
Science & Technology Trust Series 0 - 30,015 shares (cost $420,636)	446,630
Science & Technology Trust Series 1 - 843,580 shares (cost $10,508,124)	12,527,168
Short-Term Bond Trust Series 0 - 11,580 shares (cost $113,904)	109,311
Small Cap Growth Trust Series 0 - 331,387 shares (cost $3,638,660)	3,426,541
Small Cap Index Trust Series 0 - 27,565 shares (cost $446,359)	391,430
Small Cap Index Trust Series 1 - 439,839 shares (cost $6,680,001)	6,241,315
Small Cap Opportunities Trust Series 0 - 2,055 shares (cost $47,755)	42,196
Small Cap Opportunities Trust Series 1 - 158,462 shares (cost $3,731,652)	3,272,245
Small Cap Trust Series 0 - 1,496 shares (cost $21,157)	17,384
Small Cap Trust Series 1 - 9,474 shares (cost $135,790)	109,996
Small Cap Value Trust Series 0 - 217,034 shares (cost $4,369,577)	3,509,437
Small Cap Value Trust Series 1 - 568 shares (cost $9,963)	9,201
Small Company Trust Series 1 - 109,499 shares (cost $1,513,457)	1,234,056
Small Company Value Trust Series 0 - 36,722 shares (cost $770,524)	668,711
Small Company Value Trust Series 1 - 966,933 shares (cost $20,316,688)	17,636,851
Special Value Trust Series 0	—
Special Value Trust Series 1	—
Strategic Bond Trust Series 0 - 13,062 shares (cost $148,021)	142,120
Strategic Bond Trust Series 1 - 403,096 shares (cost $4,693,257)	4,397,774
Strategic Income Trust Series 0 - 1,031 shares (cost $13,879)	14,141
Strategic Income Trust Series 1 - 17,907 shares (cost $245,164)	245,858

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2007

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Strategic Opportunities Trust Series 0	$—
Strategic Opportunities Trust Series 1	—
Total Bond Market Trust B Series 0 - 270,445 shares (cost $2,737,895)	2,658,477
Total Return Trust Series 0 - 64,446 shares (cost $891,563)	894,516
Total Return Trust Series 1 - 2,491,452 shares (cost $34,254,854)	34,656,094
Total Stock Market Index Trust Series 0 - 25,945 shares (cost $351,683)	336,768
Total Stock Market Index Trust Series 1 - 285,225 shares (cost $3,579,206)	3,702,220
U.S. Core Trust Series 0 - 38,840 shares (cost $814,294)	754,280
U.S. Core Trust Series 1 - 390,511 shares (cost $8,051,203)	7,579,823
U.S. Global Leaders Growth Trust Series 0 - 93 shares (cost $1,215)	1,257
U.S. Global Leaders Growth Trust Series 1 - 48,548 shares (cost $639,647)	652,965
U.S. Government Securities Trust Series 0 - 7,732 shares (cost $101,317)	98,886
U.S. Government Securities Trust Series 1 - 736,785 shares (cost $9,829,533)	9,452,949
U.S. High Yield Bond Trust Series 0 - 1,065 shares (cost $14,095)	13,322
U.S. High Yield Bond Trust Series 1 - 21,237 shares (cost $280,974)	265,248
U.S. Large Cap Trust Series 0 - 7,408 shares (cost $124,337)	118,228
U.S. Large Cap Trust Series 1 - 1,311,570 shares (cost $18,639,269)	20,972,000
Utilities Trust Series 0 - 24,199 shares (cost $377,387)	346,525
Utilities Trust Series 1 - 369,783 shares (cost $5,404,929)	5,302,683
Value Trust Series 0 - 29,670 shares (cost $622,552)	514,782
Value Trust Series 1 - 697,041 shares (cost $14,384,432)	12,100,633
Sub-account invested in Outside Trust portfolios:
All Asset Portfolio Series 1 - 73,813 shares (cost $868,093)	$867,298

Total assets	$861,735,968

Contract Owners’ Equity

Variable universal life insurance contracts	$861,735,968

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$612,671	$282,780	$687,947	$105,632

Total Investment Income	612,671	282,780	687,947	105,632
Expenses:
Mortality and expense risk	59,199	95,488	76,928	34,429

Net investment income (loss)	553,472	187,292	611,019	71,203

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	1,528,898	1,951,007	1,132,219	972,049

Realized gains (losses)	1,528,898	1,951,007	1,132,219	972,049
Unrealized appreciation (depreciation) during the period	(1,004,526)	1,108,607	(700,088)	675,969

Net increase (decrease) in assets from operations	1,077,844	3,246,906	1,043,150	1,719,221

Changes from principal transactions:
Transfer of net premiums	2,541,278	2,032,426	802,682	1,491,095
Transfer on terminations	(1,584,258)	(13,863,663)	(3,328,533)	(2,432,260)
Transfer on policy loans	(53,634)	(24,494)	(391,716)	(3,005)
Net interfund transfers	996,051	3,960,547	16,714,382	(566,907)

Net increase (decrease) in assets from principal transactions	1,899,437	(7,895,184)	13,796,815	(1,511,077)

Total increase (decrease) in assets	2,977,281	(4,648,278)	14,839,965	208,144
Assets, beginning of period	17,764,778	22,413,056	11,434,368	11,226,224

Assets, end of period	$20,742,059	$17,764,778	$26,274,333	$11,434,368

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$25,828	$9,541	$226,884	$107,757	$61,232	$33,599

25,828	9,541	226,884	107,757	61,232	33,599

—	—	11,517	21,697	4,706	3,386

25,828	9,541	215,367	86,060	56,526	30,213

—	—	—	—	—	1,988
(2,590)	(10,217)	50,926	6,290	(2,105)	(949)

(2,590)	(10,217)	50,926	6,290	(2,105)	1,039
(14,221)	(219)	(197,796)	69,245	4,161	(1,319)

9,017	(895)	68,497	161,595	58,582	29,933

81,731	—	149,449	407,935	96,122	130,934
45,876	(2,556)	(473,630)	(110,771)	(119,987)	(73,036)
—	—	1,101	(46)	—	—
220,711	111,512	(2,280,193)	(159,567)	39,146	170,869

348,318	108,956	(2,603,273)	137,551	15,281	228,767

357,335	108,061	(2,534,776)	299,146	73,863	258,700
108,061	—	4,464,604	4,165,458	793,435	534,735

$465,396	$108,061	$1,929,828	$4,464,604	$867,298	$793,435

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$453	—	$158,567	$24,386

Total Investment Income	453	—	158,567	24,386
Expenses:
Mortality and expense risk	—	—	45,352	20,666

Net investment income (loss)	453	—	113,215	3,720

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	190	1	424,416	258,922

Realized gains (losses)	190	1	424,416	258,922
Unrealized appreciation (depreciation) during the period	(193)	20	(381,980)	232,941

Net increase (decrease) in assets from operations	450	21	155,651	495,583

Changes from principal transactions:
Transfer of net premiums	1,010	228	289,707	475,000
Transfer on terminations	(5,152)	(18)	(363,196)	(394,405)
Transfer on policy loans	—	—	(18,476)	(8,327)
Net interfund transfers	32,677	64	6,657,434	931,922

Net increase (decrease) in assets from principal transactions	28,535	274	6,565,469	1,004,190

Total increase (decrease) in assets	28,985	295	6,721,120	1,499,773
Assets, beginning of period	295	—	4,565,986	3,066,213

Assets, end of period	$29,280	$295	$11,287,106	$4,565,986

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
All Cap Growth Trust Series 0		All Cap Growth Trust Series 1		All Cap Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$100	—	$1,913	—	$727	—

100	—	1,913	—	727	—

—	—	19,444	39,826	—	—

100	—	(17,531)	(39,826)	727	—

—	—	—	—	17,926	—
16,996	2	258,604	739,977	(532)	—

16,996	2	258,604	739,977	17,394	—
(530)	58	201,083	(492,006)	(16,105)	15

16,566	60	442,156	208,145	2,016	15

34,558	673	230,443	692,073	7,337	228
120,002	(76)	(449,457)	(937,821)	22,893	(19)
—	—	(9,799)	(7,646)	—	—
(148,844)	190	(297,579)	(3,551,535)	11,466	64

5,716	787	(526,392)	(3,804,929)	41,696	273

22,282	847	(84,236)	(3,596,784)	43,712	288
847	—	4,175,639	7,772,423	288	—

$23,129	$847	$4,091,403	$4,175,639	$44,000	$288

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$134,846	$15,750	$98,701	$17,474

Total Investment Income	134,846	15,750	98,701	17,474
Expenses:
Mortality and expense risk	27,087	9,091	15,780	12,892

Net investment income (loss)	107,759	6,659	82,921	4,582

Realized gains (losses) on investments:
Capital gain distributions	3,486,020	351,048	750,767	53,784
Net realized gain (loss)	17,862	49,659	210,915	66,140

Realized gains (losses)	3,503,882	400,707	961,682	119,924
Unrealized appreciation (depreciation) during the period	(3,114,574)	(169,440)	(926,518)	363,974

Net increase (decrease) in assets from operations	497,067	237,926	118,085	488,480

Changes from principal transactions:
Transfer of net premiums	147,292	353,846	573,618	464,293
Transfer on terminations	(226,059)	(275,304)	(296,092)	(31,061)
Transfer on policy loans	—	—	(1,043)	(988)
Net interfund transfers	6,140,550	(23,721)	(2,014,428)	1,914,449

Net increase (decrease) in assets from principal transactions	6,061,783	54,821	(1,737,945)	2,346,693

Total increase (decrease) in assets	6,558,850	292,747	(1,619,860)	2,835,173
Assets, beginning of period	1,998,682	1,705,935	5,160,481	2,325,308

Assets, end of period	$8,557,532	$1,998,682	$3,540,621	$5,160,481

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Bond Trust Series 1		American Growth Trust Series 1		American Growth-Income Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$105,828	—	$256,748	$88,398	$82,530	$30,892

105,828	—	256,748	88,398	82,530	30,892

8,980	306	89,376	136,426	12,362	12,520

96,848	(306)	167,372	(48,028)	70,168	18,372

907	—	2,245,134	187,781	184,516	3,304
5,829	34	4,502,816	955,848	317,225	133,791

6,736	34	6,747,950	1,143,629	501,741	137,095
(50,630)	4,142	(4,654,694)	1,670,864	(528,880)	225,049

52,954	3,870	2,260,628	2,766,465	43,029	380,516

222,473	3,088	1,639,928	1,692,259	709,642	584,979
(58,267)	(370)	(2,204,015)	(900,900)	(301,793)	(249,905)
—	—	(10,202)	(17,148)	(984)	(989)
3,221,361	400,242	(14,998,928)	6,860,568	872,617	(430,195)

3,385,567	402,960	(15,573,217)	7,634,779	1,279,482	(96,110)

3,438,521	406,830	(13,312,589)	10,401,244	1,322,511	284,406
406,830	—	36,590,362	26,189,118	3,009,500	2,725,094

$3,845,351	$406,830	$23,277,773	$36,590,362	$4,332,011	$3,009,500

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American International Trust Series 1		Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$994,832	$169,701	$14,812	—

Total Investment Income	994,832	169,701	14,812	—
Expenses:
Mortality and expense risk	139,156	86,663	—	—

Net investment income (loss)	855,676	83,038	14,812	—

Realized gains (losses) on investments:
Capital gain distributions	3,603,268	194,848	—	—
Net realized gain (loss)	1,872,953	829,200	116,889	780

Realized gains (losses)	5,476,221	1,024,048	116,889	780
Unrealized appreciation (depreciation) during the period	826,619	2,524,806	55,154	64,702

Net increase (decrease) in assets from operations	7,158,516	3,631,892	186,855	65,482

Changes from principal transactions:
Transfer of net premiums	2,121,774	1,439,767	854,529	115,515
Transfer on terminations	(1,439,599)	(633,077)	27,047	(12,807)
Transfer on policy loans	(1,427)	(12,415)	—	—
Net interfund transfers	8,004,452	10,937,970	432,532	539,980

Net increase (decrease) in assets from principal transactions	8,685,200	11,732,245	1,314,108	642,688

Total increase (decrease) in assets	15,843,716	15,364,137	1,500,963	708,170
Assets, beginning of period	30,618,091	15,253,954	708,170	—

Assets, end of period	$46,461,807	$30,618,091	$2,209,133	$708,170

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 1		Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$179,592	$59,385	$944	—	$22,847	—

179,592	59,385	944	—	22,847	—

109,943	136,070	—	—	37,431	32,673

69,649	(76,685)	944	—	(14,584)	(32,673)

—	—	762	—	32,105	284,871
1,920,443	2,781,876	13,735	31	98,907	(50,207)

1,920,443	2,781,876	14,497	31	131,012	234,664
892,459	(318,318)	8,726	221	677,020	(147,127)

2,882,551	2,386,873	24,167	252	793,448	54,864

1,050,985	2,784,024	78,384	187	695,381	666,878
(3,369,370)	(10,202,021)	91,468	(160)	(1,193,581)	(1,169,210)
(141,423)	(7,131)	—	—	(42,996)	(494)
577,572	(381,960)	(76,853)	100,827	(234,158)	6,240,842

(1,882,236)	(7,807,088)	92,999	100,854	(775,354)	5,738,016

1,000,315	(5,420,215)	117,166	101,106	18,094	5,792,880
24,026,155	29,446,370	101,106	—	7,949,747	2,156,867

$25,026,470	$24,026,155	$218,272	$101,106	$7,967,841	$7,949,747

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 0		Classic Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$430	$6	$13,926	$9,753

Total Investment Income	430	6	13,926	9,753
Expenses:
Mortality and expense risk	—	—	5,343	3,827

Net investment income (loss)	430	6	8,583	5,926

Realized gains (losses) on investments:
Capital gain distributions	2,182	11	97,324	18,700
Net realized gain (loss)	(701)	2	12,959	12,655

Realized gains (losses)	1,481	13	110,283	31,355
Unrealized appreciation (depreciation) during the period	(4,798)	41	(227,834)	64,710

Net increase (decrease) in assets from operations	(2,887)	60	(108,968)	101,991

Changes from principal transactions:
Transfer of net premiums	15,374	518	137,096	188,549
Transfer on terminations	434	(41)	(19,630)	(23,069)
Transfer on policy loans	—	—	—	—
Net interfund transfers	8,885	146	(359,547)	397,203

Net increase (decrease) in assets from principal transactions	24,693	623	(242,081)	562,683

Total increase (decrease) in assets	21,806	683	(351,049)	664,674
Assets, beginning of period	683	—	1,098,196	433,522

Assets, end of period	$22,489	$683	$747,147	$1,098,196

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Core Bond Trust Series 1		Core Equity Trust Series 0		Core Equity Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$57	$5	$12	—	—	—

57	5	12	—	—	—

4	1	—	—	5,679	2,774

53	4	12	—	(5,679)	(2,774)

—	—	1,464	—	49,354	24,172
(2)	—	358	18	(56,390)	(344)

(2)	—	1,822	18	(7,036)	23,828
(6)	7	(5,001)	710	(92,260)	20,155

45	11	(3,167)	728	(104,975)	41,209

655	285	29,132	4,921	98,955	109,062
(30)	(13)	(1,544)	(571)	(44,188)	(24,625)
—	—	—	—	—	3,516
175	—	5,987	1,388	(50,913)	269,501

800	272	33,575	5,738	3,854	357,454

845	283	30,408	6,466	(101,121)	398,663
355	72	6,466	—	683,107	284,444

$1,200	$355	$36,874	$6,466	$581,986	$683,107

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust Series 0		Dynamic Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	14,484	19,137

Net investment income (loss)	—	—	(14,484)	(19,137)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	7,157	298	228,586	567,438

Realized gains (losses)	7,157	298	228,586	567,438
Unrealized appreciation (depreciation) during the period	150	1,483	(16,855)	(224,471)

Net increase (decrease) in assets from operations	7,307	1,781	197,247	323,830

Changes from principal transactions:
Transfer of net premiums	49,659	18,643	313,078	713,657
Transfer on terminations	38,899	(557)	(251,687)	(89,364)
Transfer on policy loans	—	—	4,242	(642)
Net interfund transfers	14,489	6,878	(1,492,819)	(1,431,101)

Net increase (decrease) in assets from principal transactions	103,047	24,964	(1,427,186)	(807,450)

Total increase (decrease) in assets	110,354	26,745	(1,229,939)	(483,620)
Assets, beginning of period	26,745	—	3,605,224	4,088,844

Assets, end of period	$137,099	$26,745	$2,375,285	$3,605,224

(g)	Fund available in prior year but no activity.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Emerging Growth Trust Series 0		Emerging Growth Trust Series 1		Emerging Markets Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (w)

$154	—	$938	—	$583

154	—	938	—	583

—	—	2,718	2,029	83

154	—	(1,780)	(2,029)	500

14,087	—	173,166	178,162	1,978
(691)	1	(129,551)	(48,779)	(2)

13,396	1	43,615	129,383	1,976
(14,597)	44	(33,041)	(85,962)	(6,110)

(1,047)	45	8,794	41,392	(3,634)

6,135	508	65,009	267,906	210
14,104	(61)	(55,887)	(13,642)	(744)
—	—	—	—	—
77,120	143	333,526	(125,289)	97,184

97,359	590	342,648	128,975	96,650

96,312	635	351,442	170,367	93,016
635	—	470,425	300,058	—

$96,947	$635	$821,867	$470,425	$93,016

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	216,858	279,831

Net investment income (loss)	—	—	(216,858)	(279,831)

Realized gains (losses) on investments:
Capital gain distributions	51,673	—	8,264,873	2,674,796
Net realized gain (loss)	(14,551)	555	596,174	1,383,143

Realized gains (losses)	37,122	555	8,861,047	4,057,939
Unrealized appreciation (depreciation) during the period	(33,317)	2,824	(5,983,529)	(3,044,679)

Net increase (decrease) in assets from operations	3,805	3,379	2,660,660	733,429

Changes from principal transactions:
Transfer of net premiums	117,462	43,803	1,756,587	2,725,022
Transfer on terminations	25,101	(2,609)	(5,019,723)	(10,053,926)
Transfer on policy loans	—	—	282,912	(103,853)
Net interfund transfers	86,101	81,814	(6,753,775)	(3,553,560)

Net increase (decrease) in assets from principal transactions	228,664	123,008	(9,733,999)	(10,986,317)

Total increase (decrease) in assets	232,469	126,387	(7,073,339)	(10,252,888)
Assets, beginning of period	126,387	—	40,696,420	50,949,308

Assets, end of period	$358,856	$126,387	$33,623,081	$40,696,420

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Equity-Income Trust Series 0		Equity-Income Trust Series 1		Financial Services Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$298,313	$75,195	$1,016,848	$555,400	$968	—

298,313	75,195	1,016,848	555,400	968	—

—	—	155,771	178,013	—	—

298,313	75,195	861,077	377,387	968	—

1,143,763	299,134	3,963,935	2,285,226	7,776	—
39,095	(6,017)	2,052,777	2,028,547	4,409	3

1,182,858	293,117	6,016,712	4,313,773	12,185	3
(1,263,386)	422,086	(5,749,846)	1,664,587	(11,097)	123

217,785	790,398	1,127,943	6,355,747	2,056	126

1,513,608	1,122,253	2,101,943	4,143,822	20,627	746
22,242	(96,216)	(4,749,908)	(11,069,787)	74,069	(58)
(979)	—	(67,293)	2,280	—	—
1,982,149	5,179,633	(2,671,380)	2,034,082	(48,811)	210

3,517,020	6,205,670	(5,386,638)	(4,889,603)	45,885	898

3,734,805	6,996,068	(4,258,695)	1,466,144	47,941	1,024
6,996,068	—	37,693,322	36,227,178	1,024	—

$10,730,873	$6,996,068	$33,434,627	$37,693,322	$48,965	$1,024

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 1		Fundamental Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$12,671	$1,596	$1,921	—

Total Investment Income	12,671	1,596	1,921	—
Expenses:
Mortality and expense risk	7,108	3,765	—	—

Net investment income (loss)	5,563	(2,169)	1,921	—

Realized gains (losses) on investments:
Capital gain distributions	103,714	9	4,510	—
Net realized gain (loss)	124,791	55,457	1,148	34

Realized gains (losses)	228,505	55,466	5,658	34
Unrealized appreciation (depreciation) during the period	(299,592)	146,028	(3,347)	3,930

Net increase (decrease) in assets from operations	(65,524)	199,325	4,232	3,964

Changes from principal transactions:
Transfer of net premiums	190,500	49,102	5,978	10,204
Transfer on terminations	(242,540)	(40,074)	(6,870)	(1,885)
Transfer on policy loans	747	4,292	—	—
Net interfund transfers	(1,750,928)	1,833,215	9,582	88,870

Net increase (decrease) in assets from principal transactions	(1,802,221)	1,846,535	8,690	97,189

Total increase (decrease) in assets	(1,867,745)	2,045,860	12,922	101,153
Assets, beginning of period	2,512,100	466,240	101,153	—

Assets, end of period	$644,355	$2,512,100	$114,075	$101,153

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Fundamental Value Trust Series 1		Global Allocation Trust Series 0		Global Allocation Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$65,923	$28,785	$2,408	—	$170,015	$13,734

65,923	28,785	2,408	—	170,015	13,734

20,838	18,811	—	—	11,465	7,188

45,085	9,974	2,408	—	158,550	6,546

160,619	119,786	3,100	—	278,512	—
242,062	156,488	53	1	89,077	80,136

402,681	276,274	3,153	1	367,589	80,136
(315,949)	211,439	(4,979)	24	(389,569)	131,257

131,817	497,687	582	25	136,570	217,939

243,683	288,957	6,563	300	102,556	486,651
(325,251)	(407,951)	(2,517)	(22)	(159,556)	(26,704)
(1,163)	2,924	—	—	—	—
(283,754)	1,135,577	42,398	85	497,937	832,565

(366,485)	1,019,507	46,444	363	440,937	1,292,512

(234,668)	1,517,194	47,026	388	577,507	1,510,451
4,461,137	2,943,943	388	—	1,826,871	316,420

$4,226,469	$4,461,137	$47,414	$388	$2,404,378	$1,826,871

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$337,166	—	$369,675	—

Total Investment Income	337,166	—	369,675	—
Expenses:
Mortality and expense risk	—	—	22,345	24,142

Net investment income (loss)	337,166	—	347,330	(24,142)

Realized gains (losses) on investments:
Capital gain distributions	—	26,941	—	59,657
Net realized gain (loss)	48,972	(824)	36,162	(76,647)

Realized gains (losses)	48,972	26,117	36,162	(16,990)
Unrealized appreciation (depreciation) during the period	44,803	97,196	76,192	292,520

Net increase (decrease) in assets from operations	430,941	123,313	459,684	251,388

Changes from principal transactions:
Transfer of net premiums	1,251,492	552,401	404,837	472,515
Transfer on terminations	113,292	(45,899)	(580,111)	(489,708)
Transfer on policy loans	—	—	15	(2,177)
Net interfund transfers	225,227	2,559,223	(29,508)	(377,984)

Net increase (decrease) in assets from principal transactions	1,590,011	3,065,725	(204,767)	(397,354)

Total increase (decrease) in assets	2,020,952	3,189,038	254,917	(145,966)
Assets, beginning of period	3,189,038	—	5,088,466	5,234,432

Assets, end of period	$5,209,990	$3,189,038	$5,343,383	$5,088,466

(g)	Fund available in prior year but no activity.
(m)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II. Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Global Trust Series 0		Global Trust Series 1		Growth & Income Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)

$7,731	—	$144,895	$60,375	$29,863	—

7,731	—	144,895	60,375	29,863	—

—	—	29,933	24,363	—	—

7,731	—	114,962	36,012	29,863	—

30,550	—	352,080	—	154,320	—
10,784	190	505,785	539,705	102,143	1,964

41,334	190	857,865	539,705	256,463	1,964
(58,391)	5,604	(933,430)	329,778	(245,541)	133,739

(9,326)	5,794	39,397	905,495	40,785	135,703

269,038	58,405	525,229	763,200	745,023	253,607
14,607	(1,717)	(414,465)	(497,033)	(57,611)	(19,642)
—	—	(16,466)	(4,908)	—	—
178,441	39,344	398,617	48,735	(392,472)	970,157

462,086	96,032	492,915	309,994	294,940	1,204,122

452,760	101,826	532,312	1,215,489	335,725	1,339,825
101,826	—	5,725,741	4,510,252	1,339,825	—

$554,586	$101,826	$6,258,053	$5,725,741	$1,675,550	$1,339,825

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	22,083	23,308

Net investment income (loss)	—	—	(22,083)	(23,308)

Realized gains (losses) on investments:
Capital gain distributions	68,445	—	913,224	408,934
Net realized gain (loss)	7,734	3	174,141	305,009

Realized gains (losses)	76,179	3	1,087,365	713,943
Unrealized appreciation (depreciation) during the period	(4,363)	136	(281,318)	(272,587)

Net increase (decrease) in assets from operations	71,816	139	783,964	418,048

Changes from principal transactions:
Transfer of net premiums	111,651	1,596	589,752	820,917
Transfer on terminations	387,816	(120)	(1,093,263)	(317,914)
Transfer on policy loans	—	—	(162)	1,231
Net interfund transfers	(374,834)	450	(649,388)	(60,492)

Net increase (decrease) in assets from principal transactions	124,633	1,926	(1,153,061)	443,742

Total increase (decrease) in assets	196,449	2,065	(369,097)	861,790
Assets, beginning of period	2,065	—	5,446,065	4,584,275

Assets, end of period	$198,514	$2,065	$5,076,968	$5,446,065

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		Income & Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$79,658	—	$1,256,446	$1,116,926	$6,612	—

79,658	—	1,256,446	1,116,926	6,612	—

—	—	48,620	70,552	—	—

79,658	—	1,207,826	1,046,374	6,612	—

—	—	—	—	15,516	—
(6,746)	164	94,917	59,432	1,762	20

(6,746)	164	94,917	59,432	17,278	20
(77,644)	4,551	(1,169,726)	113,516	(26,545)	887

(4,732)	4,715	133,017	1,219,322	(2,655)	907

128,733	35,955	871,319	1,325,822	92,207	20,609
183,964	(2,303)	(1,655,847)	(2,570,328)	43,151	(595)
—	—	(27,463)	4,387	—	—
321,630	93,927	(2,183,975)	(5,728,019)	47,671	12,766

634,327	127,579	(2,995,966)	(6,968,138)	183,029	32,780

629,595	132,294	(2,862,949)	(5,748,816)	180,374	33,687
132,294	—	11,149,819	16,898,635	33,687	—

$761,889	$132,294	$8,286,870	$11,149,819	$214,061	$33,687

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Income & Value Trust Series 1		International Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Income:
Dividend income distribution	$779,998	$504,298	$4,124	—

Total Investment Income	779,998	504,298	4,124	—
Expenses:
Mortality and expense risk	123,584	142,312	—	—

Net investment income (loss)	656,414	361,986	4,124	—

Realized gains (losses) on investments:
Capital gain distributions	1,367,856	—	24,428	—
Net realized gain (loss)	653,109	730,264	3,566	5

Realized gains (losses)	2,020,965	730,264	27,994	5
Unrealized appreciation (depreciation) during the period	(2,587,856)	647,357	(21,780)	486

Net increase (decrease) in assets from operations	89,523	1,739,607	10,338	491

Changes from principal transactions:
Transfer of net premiums	1,656,430	1,706,406	28,676	—
Transfer on terminations	(2,620,412)	(5,319,992)	91,974	(145)
Transfer on policy loans	(17,417)	34,839	(632)	—
Net interfund transfers	(2,194,036)	(2,130,395)	87,680	6,382

Net increase (decrease) in assets from principal transactions	(3,175,435)	(5,709,142)	207,698	6,237

Total increase (decrease) in assets	(3,085,912)	(3,969,535)	218,036	6,728
Assets, beginning of period	21,490,159	25,459,694	6,728	—

Assets, end of period	$18,404,247	$21,490,159	$224,764	$6,728

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.
(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
International Core Trust Series 1		International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$231,949	$97,181	$149,603	$57,198	$60,175	$46,778

231,949	97,181	149,603	57,198	60,175	46,778

55,431	77,019	18,941	35,162	—	—

176,518	20,162	130,662	22,036	60,175	46,778

1,374,346	739,210	181,589	57,938	96,381	45,748
624,280	3,620,975	1,822,415	260,582	21,513	225,148

1,998,626	4,360,185	2,004,004	318,520	117,894	270,896
(1,113,233)	(1,222,391)	(1,614,875)	1,443,938	(82,617)	20,668

1,061,911	3,157,956	519,791	1,784,494	95,452	338,342

487,585	1,081,864	447,024	329,258	317,610	1,024,066
(1,019,670)	(12,217,337)	(804,801)	(384,880)	216,862	(23,328)
(109,646)	(5,003)	(65)	(15,182)	(645)	—
447,339	3,415,008	(5,493,628)	1,785,490	820,659	(1,136,748)

(194,392)	(7,725,468)	(5,851,470)	1,714,686	1,354,486	(136,010)

867,519	(4,567,512)	(5,331,679)	3,499,180	1,449,938	202,332
9,619,429	14,186,941	9,394,587	5,895,407	202,332	—

$10,486,948	$9,619,429	$4,062,908	$9,394,587	$1,652,270	$202,332

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 0		International Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$23,219	—	$43,950	$1,648

Total Investment Income	23,219	—	43,950	1,648
Expenses:
Mortality and expense risk	—	—	11,945	3,104

Net investment income (loss)	23,219	—	32,005	(1,456)

Realized gains (losses) on investments:
Capital gain distributions	255,441	—	528,428	14,723
Net realized gain (loss)	21,612	(222)	106,905	(63,519)

Realized gains (losses)	277,053	(222)	635,333	(48,796)
Unrealized appreciation (depreciation) during the period	(118,291)	17,695	(148,494)	184,945

Net increase (decrease) in assets from operations	181,981	17,473	518,844	134,693

Changes from principal transactions:
Transfer of net premiums	128,892	352	205,538	189,587
Transfer on terminations	96,138	(1,354)	(236,347)	(6,471)
Transfer on policy loans	—	—	(19)	(15,193)
Net interfund transfers	1,440,278	175,903	653,485	1,844,627

Net increase (decrease) in assets from principal transactions	1,665,308	174,901	622,657	2,012,550

Total increase (decrease) in assets	1,847,289	192,374	1,141,501	2,147,243
Assets, beginning of period	192,374	—	2,154,500	7,257

Assets, end of period	$2,039,663	$192,374	$3,296,001	$2,154,500

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
International Small Cap Trust Series 0		International Small Cap Trust Series 1		International Value Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$14,798	—	$249,949	$58,302	$22,821	—

14,798	—	249,949	58,302	22,821	—

—	—	40,118	29,380	—	—

14,798	—	209,831	28,922	22,821	—

127,205	—	2,412,778	—	97,224	—
(8,707)	23	1,021,133	579,482	(87,222)	1

118,498	23	3,433,911	579,482	10,002	1
(147,207)	2,086	(2,957,117)	819,917	(10,839)	61

(13,911)	2,109	686,625	1,428,321	21,984	62

66,810	—	650,284	698,436	236,963	394
140,415	(497)	(691,551)	(771,065)	675,723	(24)
—	—	(712)	3,037	(1,532)	—
473,144	14,301	1,806,476	500,324	(796,697)	1,834

680,369	13,804	1,764,497	430,732	114,457	2,204

666,458	15,913	2,451,122	1,859,053	136,441	2,266
15,913	—	6,853,600	4,994,547	2,266	—

$682,371	$15,913	$9,304,722	$6,853,600	$138,707	$2,266

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 1		Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)
Income:
Dividend income distribution	$1,334,862	$403,952	$13,494

Total Investment Income	1,334,862	403,952	13,494
Expenses:
Mortality and expense risk	128,751	108,226	—

Net investment income (loss)	1,206,111	295,726	13,494

Realized gains (losses) on investments:
Capital gain distributions	4,840,065	969,025	—
Net realized gain (loss)	2,167,602	2,013,283	(1,966)

Realized gains (losses)	7,007,667	2,982,308	(1,966)
Unrealized appreciation (depreciation) during the period	(5,559,113)	2,661,201	(4,151)

Net increase (decrease) in assets from operations	2,654,665	5,939,235	7,377

Changes from principal transactions:
Transfer of net premiums	3,035,928	2,727,556	32,386
Transfer on terminations	(4,533,699)	(2,112,356)	48,591
Transfer on policy loans	(2,332)	(7,715)	—
Net interfund transfers	2,926,990	2,046,461	151,074

Net increase (decrease) in assets from principal transactions	1,426,887	2,653,946	232,051

Total increase (decrease) in assets	4,081,552	8,593,181	239,428
Assets, beginning of period	28,081,796	19,488,615	—

Assets, end of period	$32,163,348	$28,081,796	$239,428

(g)	Fund available in prior year but no activity.
(x)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 1, 2006.

See accompanying notes.

Sub-Account
Investment Quality Bond Trust Series 1		Large Cap Growth Trust Series 1	Large Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (x)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$725,658	$1,288,354	$24,131	$302	—

725,658	1,288,354	24,131	302	—

46,152	105,730	11,016	—	—

679,506	1,182,624	13,115	302	—

—	—	—	2,199	—
(22,757)	(1,184,275)	509,226	(551)	1

(22,757)	(1,184,275)	509,226	1,648	1
(206,802)	429,934	(380,339)	(3,511)	66

449,947	428,283	142,002	(1,561)	67

442,710	2,422,502	103,462	17,363	622
(1,015,433)	(2,226,276)	(86,365)	(4,615)	(46)
(29,010)	(2,046)	510	(2,430)	—
(479,239)	(11,335,698)	(6,693,902)	36,546	175

(1,080,972)	(11,141,518)	(6,676,295)	46,864	751

(631,025)	(10,713,235)	(6,534,293)	45,303	818
8,726,321	19,439,556	6,534,293	818	—

$8,095,296	$8,726,321	—	$46,121	$818

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 1		Large Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$28,531	$70	$1,199	—

Total Investment Income	28,531	70	1,199	—
Expenses:
Mortality and expense risk	18,144	161	—	—

Net investment income (loss)	10,387	(91)	1,199	—

Realized gains (losses) on investments:
Capital gain distributions	226,024	764	6,421	—
Net realized gain (loss)	(8,370)	74	511	—

Realized gains (losses)	217,654	838	6,932	—
Unrealized appreciation (depreciation) during the period	(497,632)	2,764	(9,532)	27

Net increase (decrease) in assets from operations	(269,591)	3,511	(1,401)	27

Changes from principal transactions:
Transfer of net premiums	136,484	1,547	44,041	306
Transfer on terminations	(318,431)	(1,103)	16,053	(12)
Transfer on policy loans	6,348	—	(1,966)	—
Net interfund transfers	5,259,757	28,399	113,225	3,043

Net increase (decrease) in assets from principal transactions	5,084,158	28,843	171,353	3,337

Total increase (decrease) in assets	4,814,567	32,354	169,952	3,364
Assets, beginning of period	36,373	4,019	3,364	—

Assets, end of period	$4,850,940	$36,373	$173,316	$3,364

(g)	Fund available in prior year but no activity.
(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.
(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)

$97,818	$21,052	$42,836	—	$887,780	$492,939

97,818	21,052	42,836	—	887,780	492,939

39,553	19,369	—	—	52,940	39,930

58,265	1,683	42,836	—	834,840	453,009

612,030	377,897	9,702	—	218,371	1,305,415
222,941	252,166	797	31	(111,787)	72,211

834,971	630,063	10,499	31	106,584	1,377,626
(527,200)	21,508	(25,728)	520	(314,032)	(894,495)

366,036	653,254	27,607	551	627,392	936,140

612,084	460,818	243,357	2,582	426,239	429,496
(240,840)	(55,385)	203,875	(494)	(777,506)	(169,847)
(5,286)	(15,537)	—	—	(102)	(44,179)
3,161,645	655,696	230,842	4,494	2,935,916	365,103

3,527,603	1,045,592	678,074	6,582	2,584,547	580,573

3,893,639	1,698,846	705,681	7,133	3,211,939	1,516,713
5,565,112	3,866,266	7,133	—	7,319,039	5,802,326

$9,458,751	$5,565,112	$712,814	$7,133	$10,530,978	$7,319,039

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)
Income:
Dividend income distribution	$158,970	$316	$1,095,980	$1,139,775

Total Investment Income	158,970	316	1,095,980	1,139,775
Expenses:
Mortality and expense risk	—	—	78,893	114,550

Net investment income (loss)	158,970	316	1,017,087	1,025,225

Realized gains (losses) on investments:
Capital gain distributions	4,661	—	21,458	1,361,959
Net realized gain (loss)	23,738	874	232,388	793,703

Realized gains (losses)	28,399	874	253,846	2,155,662
Unrealized appreciation (depreciation) during the period	(76,055)	44,155	(513,034)	(1,043,458)

Net increase (decrease) in assets from operations	111,314	45,345	757,899	2,137,429

Changes from principal transactions:
Transfer of net premiums	1,135,396	26,615	573,391	2,623,836
Transfer on terminations	(181,391)	(36,547)	(1,403,765)	(2,342,319)
Transfer on policy loans	—	—	(18,174)	(2,430)
Net interfund transfers	485,462	1,298,791	(3,133,406)	(5,694,687)

Net increase (decrease) in assets from principal transactions	1,439,467	1,288,859	(3,981,954)	(5,415,600)

Total increase (decrease) in assets	1,550,781	1,334,204	(3,224,055)	(3,278,171)
Assets, beginning of period	1,334,204	—	16,303,510	19,581,681

Assets, end of period	$2,884,985	$1,334,204	$13,079,455	$16,303,510

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.
(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.
(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.
(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.
(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)

$2,150	$1	$308,309	$305,056	$185,856	$390

2,150	1	308,309	305,056	185,856	390

—	—	15,544	30,910	—	—

2,150	1	292,765	274,146	185,856	390

77	—	16,012	200,160	10,753	—
(162)	—	11,699	(333,059)	45,828	2,563

(85)	—	27,711	(132,899)	56,581	2,563
(941)	2	(104,324)	169,605	(177,371)	111,580

1,124	3	216,152	310,852	65,066	114,533

11,926	644	176,486	900,293	633,937	761,973
13,517	(93)	(111,796)	(745,497)	(428,450)	(54,873)
—	—	(7,793)	(13)	—	—
4,471	733	5,403,124	(5,188,895)	2,122,448	636,244

29,914	1,284	5,460,021	(5,034,112)	2,327,935	1,343,344

31,038	1,287	5,676,173	(4,723,260)	2,393,001	1,457,877
1,287	—	1,239,063	5,962,323	1,457,877	—

$32,325	$1,287	$6,915,236	$1,239,063	$3,850,878	$1,457,877

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Income:
Dividend income distribution	$961,732	$592,683	$30,282	$7

Total Investment Income	961,732	592,683	30,282	7
Expenses:
Mortality and expense risk	73,735	62,624	—	—

Net investment income (loss)	887,997	530,059	30,282	7

Realized gains (losses) on investments:
Capital gain distributions	60,991	676,316	586	—
Net realized gain (loss)	374,985	183,308	(869)	6

Realized gains (losses)	435,976	859,624	(283)	6
Unrealized appreciation (depreciation) during the period	(565,035)	(160,067)	(14,621)	222

Net increase (decrease) in assets from operations	758,938	1,229,616	15,378	235

Changes from principal transactions:
Transfer of net premiums	747,235	943,502	79,596	—
Transfer on terminations	(1,181,457)	(816,175)	258,809	(76)
Transfer on policy loans	(22,419)	(31,609)	—	—
Net interfund transfers	2,496,887	1,783,643	82,397	11,924

Net increase (decrease) in assets from principal transactions	2,040,246	1,879,361	420,802	11,848

Total increase (decrease) in assets	2,799,184	3,108,977	436,180	12,083
Assets, beginning of period	11,424,780	8,315,803	12,083	—

Assets, end of period	$14,223,964	$11,424,780	$448,263	$12,083

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.
(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.
(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.
(g)	Fund available in prior year but no activity.
(bb)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 1		Managed Trust Series 0		Mid Cap Core Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/06 (bb)

$205,822	$102,082	$2,781	$10,132	$4

205,822	102,082	2,781	10,132	4

16,177	14,913	—	—	—

189,645	87,169	2,781	10,132	4

3,286	100,196	1,456	45,355	51
117,402	53,995	1,189	(68,564)	(38)

120,688	154,191	2,645	(23,209)	13
(182,124)	36,275	(4,718)	698	—

128,209	277,635	708	(12,379)	17

1,030,108	375,825	36,974	122,876	203
(923,062)	(503,815)	(19,373)	(4,412)	(23)
(4,570)	(7,365)	—	—	—
(894,286)	7,427	(6,797)	(45,852)	(197)

(791,810)	(127,928)	10,804	72,612	(17)

(663,601)	149,707	11,512	60,233	—
3,158,679	3,008,972	60,233	—	—

$2,495,078	$3,158,679	$71,745	$60,233	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Core Trust Series 1	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/06 (bb)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$17,934	$14,542	—

Total Investment Income	17,934	14,542	—
Expenses:
Mortality and expense risk	5,294	—	—

Net investment income (loss)	12,640	14,542	—

Realized gains (losses) on investments:
Capital gain distributions	243,480	132,974	—
Net realized gain (loss)	(179,040)	54,482	(467)

Realized gains (losses)	64,440	187,456	(467)
Unrealized appreciation (depreciation) during the period	(7,652)	(162,584)	30,342

Net increase (decrease) in assets from operations	69,428	39,414	29,875

Changes from principal transactions:
Transfer of net premiums	97,129	369,960	88,754
Transfer on terminations	(61,148)	197,036	(7,149)
Transfer on policy loans	—	—	—
Net interfund transfers	(934,758)	111,405	238,201

Net increase (decrease) in assets from principal transactions	(898,777)	678,401	319,806

Total increase (decrease) in assets	(829,349)	717,815	349,681
Assets, beginning of period	829,349	349,681	—

Assets, end of period	—	$1,067,496	$349,681

(bb)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on December 4, 2006.
(g)	Fund available in prior year but no activity.
(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Mid Cap Index Trust Series 1		Mid Cap Intersection Trust Series 1	Mid Cap Stock Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (w)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$419,100	$40,359	—	$50	—

419,100	40,359	—	50	—

143,625	32,903	1	—	—

275,475	7,456	(1)	50	—

3,740,039	281,969	—	257,810	—
1,039,592	586,781	—	8,418	(587)

4,779,631	868,750	—	266,228	(587)
(2,592,269)	(330,368)	(60)	(139,160)	7,745

2,462,837	545,838	(61)	127,118	7,158

498,245	482,049	132	185,164	3,802
(1,413,258)	(1,987,942)	(48)	15,440	(3,434)
160	(3,369)	—	—	—
19,233,839	1,249,510	1,013	983,072	131,880

18,318,986	(259,752)	1,097	1,183,676	132,248

20,781,823	286,086	1,036	1,310,794	139,406
6,517,466	6,231,380	—	139,406	—

$27,299,289	$6,517,466	$1,036	$1,450,200	$139,406

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	—	—	$3,388	—

Total Investment Income	—	—	3,388	—
Expenses:
Mortality and expense risk	67,361	70,864	—	—

Net investment income (loss)	(67,361)	(70,864)	3,388	—

Realized gains (losses) on investments:
Capital gain distributions	3,699,292	601,318	82,859	—
Net realized gain (loss)	1,041,514	1,903,374	(15,601)	700

Realized gains (losses)	4,740,806	2,504,692	67,258	700
Unrealized appreciation (depreciation) during the period	(1,657,566)	(702,432)	(83,969)	6,290

Net increase (decrease) in assets from operations	3,015,879	1,731,396	(13,323)	6,990

Changes from principal transactions:
Transfer of net premiums	655,520	1,048,897	215,623	66,779
Transfer on terminations	(2,096,327)	(2,411,802)	59,600	(2,019)
Transfer on policy loans	214	(24,242)	—	—
Net interfund transfers	280,010	(423,608)	3,151	28,630

Net increase (decrease) in assets from principal transactions	(1,160,583)	(1,810,755)	278,374	93,390

Total increase (decrease) in assets	1,855,296	(79,359)	265,051	100,380
Assets, beginning of period	13,282,114	13,361,473	100,380	—

Assets, end of period	$15,137,410	$13,282,114	$365,431	$100,380

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Cap Value Trust Series 1		Mid Value Trust Series 0		Money Market Trust B Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$152,898	$219,309	$52,817	—	$583,956	$173,969

152,898	219,309	52,817	—	583,956	173,969

69,565	139,600	—	—	—	—

83,333	79,709	52,817	—	583,956	173,969

3,853,599	5,214,486	460,313	—	—	—
(293,156)	88,813	(45,760)	3,888	—	—

3,560,443	5,303,299	414,553	3,888	—	—
(3,231,042)	(1,822,166)	(579,073)	129,028	—	—

412,734	3,560,842	(111,703)	132,916	583,956	173,969

948,590	2,953,540	1,065,837	171,269	31,396,051	9,032,419
(1,918,205)	(1,851,005)	(67,877)	(15,027)	812,260	37,532,862
(138,971)	(17,192)	—	—	(262,401)	—
(19,042,018)	(5,250,371)	556,592	660,612	(16,755,046)	(39,806,190)

(20,150,604)	(4,165,028)	1,554,552	816,854	15,190,864	6,759,091

(19,737,870)	(604,186)	1,442,849	949,770	15,774,820	6,933,060
31,558,117	32,162,303	949,770	—	6,933,060	—

$11,820,247	$31,558,117	$2,392,619	$949,770	$22,707,880	$6,933,060

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$3,884,106	$2,957,926	$5,463	—

Total Investment Income	3,884,106	2,957,926	5,463	—
Expenses:
Mortality and expense risk	456,724	336,317	—	—

Net investment income (loss)	3,427,382	2,621,609	5,463	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	249,989	—
Net realized gain (loss)	—	—	37,102	(4)

Realized gains (losses)	—	—	287,091	(4)
Unrealized appreciation (depreciation) during the period	—	—	(165,980)	161

Net increase (decrease) in assets from operations	3,427,382	2,621,609	126,574	157

Changes from principal transactions:
Transfer of net premiums	3,463,604	14,592,677	87,322	2,994
Transfer on terminations	(15,087,419)	(19,877,281)	173,639	(138)
Transfer on policy loans	(728,678)	3,862	(670)	—
Net interfund transfers	6,062,492	36,657,483	423,710	844

Net increase (decrease) in assets from principal transactions	(6,290,001)	31,376,741	684,001	3,700

Total increase (decrease) in assets	(2,862,619)	33,998,350	810,575	3,857
Assets, beginning of period	86,696,310	52,697,960	3,857	—

Assets, end of period	$83,833,691	$86,696,310	$814,432	$3,857

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Natural Resources Trust Series 1		Overseas Equity Trust Series 0		Pacific Rim Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$108,925	$41,753	$63,262	—	$6,276	—

108,925	41,753	63,262	—	6,276	—

45,836	37,196	—	—	—	—

63,089	4,557	63,262	—	6,276	—

4,591,998	1,400,762	327,891	—	91,492	—
291,564	261,161	161,116	370	831	3

4,883,562	1,661,923	489,007	370	92,323	3
(1,618,857)	(475,687)	(297,702)	152,881	(86,722)	139

3,327,794	1,190,793	254,567	153,251	11,877	142

784,784	2,280,002	1,196,195	213,508	60,988	1,544
(833,187)	(552,932)	(78,141)	(18,382)	167,166	(140)
120	(40,815)	—	—	(118)	—
3,857,746	(1,145,952)	329,342	898,613	157,917	435

3,809,463	540,303	1,447,396	1,093,739	385,953	1,839

7,137,257	1,731,096	1,701,963	1,246,990	397,830	1,981
6,971,550	5,240,454	1,246,990	—	1,981	—

$14,108,807	$6,971,550	$2,948,953	$1,246,990	$399,811	$1,981

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 1		Quantitative All Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$147,775	$78,114	$323	$20

Total Investment Income	147,775	78,114	323	20
Expenses:
Mortality and expense risk	40,155	46,116	—	—

Net investment income (loss)	107,620	31,998	323	20

Realized gains (losses) on investments:
Capital gain distributions	2,066,544	—	3,277	62
Net realized gain (loss)	645,668	1,078,836	303	4

Realized gains (losses)	2,712,212	1,078,836	3,580	66
Unrealized appreciation (depreciation) during the period	(2,139,360)	(439,341)	(3,726)	111

Net increase (decrease) in assets from operations	680,472	671,493	177	197

Changes from principal transactions:
Transfer of net premiums	422,618	932,749	24,312	1,554
Transfer on terminations	(818,362)	(647,909)	(3,653)	(144)
Transfer on policy loans	(7,959)	(24,162)	—	—
Net interfund transfers	(1,607,183)	1,369,954	17,532	438

Net increase (decrease) in assets from principal transactions	(2,010,886)	1,630,632	38,191	1,848

Total increase (decrease) in assets	(1,330,414)	2,302,125	38,368	2,045
Assets, beginning of period	9,231,358	6,929,233	2,045	—

Assets, end of period	$7,900,944	$9,231,358	$40,413	$2,045

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Quantitative All Cap Trust Series 1		Quantitative Mid Cap Trust Series 0		Quantitative Mid Cap Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$85	$11	$374	—	$204	—

85	11	374	—	204	—

131	753	—	—	990	3,103

(46)	(742)	374	—	(786)	(3,103)

11,198	917	12,207	—	23,243	130,839
159	26,037	(1,480)	1	(13,776)	(1,529)

11,357	26,954	10,727	1	9,467	129,310
(114)	1,501	(14,880)	42	6,215	(116,417)

11,197	27,713	(3,779)	43	14,896	9,790

215	18,848	13,523	694	76,603	217,911
(16,520)	(3,960)	40,082	(73)	(92,405)	(22,242)
91	(14,791)	—	—	(2)	—
5,124	(59,390)	19,111	196	(430,103)	(217,618)

(11,090)	(59,293)	72,716	817	(445,907)	(21,949)

107	(31,580)	68,937	860	(431,011)	(12,159)
1,093	32,673	860	—	474,909	487,068

$1,200	$1,093	$69,797	$860	$43,898	$474,909

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Value Trust Series 0		Quantitative Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$615	—	$11,034	$304

Total Investment Income	615	—	11,034	304
Expenses:
Mortality and expense risk	—	—	2,681	895

Net investment income (loss)	615	—	8,353	(591)

Realized gains (losses) on investments:
Capital gain distributions	2,126	—	49,981	2,639
Net realized gain (loss)	(156)	3	(34,306)	23,430

Realized gains (losses)	1,970	3	15,675	26,069
Unrealized appreciation (depreciation) during the period	(5,687)	150	(48,656)	142

Net increase (decrease) in assets from operations	(3,102)	153	(24,628)	25,620

Changes from principal transactions:
Transfer of net premiums	16,051	1,254	83,720	—
Transfer on terminations	(765)	(74)	(11,819)	(2,392)
Transfer on policy loans	—	—	—	—
Net interfund transfers	32,731	354	472,016	(3,418)

Net increase (decrease) in assets from principal transactions	48,017	1,534	543,917	(5,810)

Total increase (decrease) in assets	44,915	1,687	519,289	19,810
Assets, beginning of period	1,687	—	19,810	—

Assets, end of period	$46,602	$1,687	$539,099	$19,810

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$178,017	$71,568	$898,271	$763,686	$9,964	—

178,017	71,568	898,271	763,686	9,964	—

—	—	192,346	233,063	—	—

178,017	71,568	705,925	530,623	9,964	—

3,248,799	665,441	17,021,101	7,286,948	—	—
(1,210,140)	(100,301)	250,965	2,942,349	523	18

2,038,659	565,140	17,272,066	10,229,297	523	18
(3,171,369)	309,121	(23,275,772)	3,039,570	4,558	(893)

(954,693)	945,829	(5,297,781)	13,799,490	15,045	(875)

825,121	980,004	1,817,857	2,773,775	8,613	9,800
306,314	(78,898)	(4,126,676)	(11,895,817)	16,767	(1,639)
(928)	—	(46,487)	(207,472)	—	—
(1,052,606)	3,988,342	(6,945,221)	(2,193,878)	24,129	87,951

77,901	4,889,448	(9,300,527)	(11,523,392)	49,509	96,112

(876,792)	5,835,277	(14,598,308)	2,276,098	64,554	95,237
5,835,277	—	41,904,090	39,627,992	95,237	—

$4,958,485	$5,835,277	$27,305,782	$41,904,090	$159,791	$95,237

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 1		Science & Technology Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$285,163	$51,772	—	—

Total Investment Income	285,163	51,772	—	—
Expenses:
Mortality and expense risk	15,959	9,847	—	—

Net investment income (loss)	269,204	41,925	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	39,030	—	—
Net realized gain (loss)	(9,362)	(3,102)	28,332	4

Realized gains (losses)	(9,362)	35,928	28,332	4
Unrealized appreciation (depreciation) during the period	231,840	(75,972)	25,876	118

Net increase (decrease) in assets from operations	491,682	1,881	54,208	122

Changes from principal transactions:
Transfer of net premiums	120,519	339,182	67,391	767
Transfer on terminations	(287,613)	(61,199)	203,785	(119)
Transfer on policy loans	(125)	(416)	—	—
Net interfund transfers	2,736,641	565,582	120,260	216

Net increase (decrease) in assets from principal transactions	2,569,422	843,149	391,436	864

Total increase (decrease) in assets	3,061,104	845,030	445,644	986
Assets, beginning of period	2,514,498	1,669,468	986	—

Assets, end of period	$5,575,602	$2,514,498	$446,630	$986

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Science & Technology Trust Series 1		Short-Term Bond Trust Series 0		Small Cap Growth Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

—	—	$6,128	$23,330	—	—

—	—	6,128	23,330	—	—

62,642	95,580	—	—	—	—

(62,642)	(95,580)	6,128	23,330	—	—

—	—	—	—	683,078	—
1,617,164	851,679	(220)	(21,712)	86,885	(6,735)

1,617,164	851,679	(220)	(21,712)	769,963	(6,735)
673,580	203,963	(4,642)	49	(407,565)	195,446

2,228,102	960,062	1,266	1,667	362,398	188,711

536,530	1,369,054	41,863	—	1,216,024	287,659
(1,556,873)	(3,995,688)	(3,991)	(1,936)	(88,174)	(26,832)
(44,498)	58,489	(1,992)	—	(512)	—
(5,260,157)	(2,055,089)	47,482	24,952	95,953	1,391,314

(6,324,998)	(4,623,234)	83,362	23,016	1,223,291	1,652,141

(4,096,896)	(3,663,172)	84,628	24,683	1,585,689	1,840,852
16,624,064	20,287,236	24,683	—	1,840,852	—

$12,527,168	$16,624,064	$109,311	$24,683	$3,426,541	$1,840,852

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$5,985	$1,746	$112,925	$62,183

Total Investment Income	5,985	1,746	112,925	62,183
Expenses:
Mortality and expense risk	—	—	33,311	59,501

Net investment income (loss)	5,985	1,746	79,614	2,682

Realized gains (losses) on investments:
Capital gain distributions	43,399	8,837	869,567	336,008
Net realized gain (loss)	1,705	(20,894)	1,118,924	680,809

Realized gains (losses)	45,104	(12,057)	1,988,491	1,016,817
Unrealized appreciation (depreciation) during the period	(62,269)	7,340	(2,242,690)	1,025,799

Net increase (decrease) in assets from operations	(11,180)	(2,971)	(174,585)	2,045,298

Changes from principal transactions:
Transfer of net premiums	143,728	118,533	522,462	999,774
Transfer on terminations	9,475	(4,852)	(476,934)	(2,195,316)
Transfer on policy loans	—	—	536	(3,343)
Net interfund transfers	70,981	67,716	(6,253,739)	38,138

Net increase (decrease) in assets from principal transactions	224,184	181,397	(6,207,675)	(1,160,747)

Total increase (decrease) in assets	213,004	178,426	(6,382,260)	884,551
Assets, beginning of period	178,426	—	12,623,575	11,739,024

Assets, end of period	$391,430	$178,426	$6,241,315	$12,623,575

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Small Cap Opportunities Trust Series 0	Small Cap Opportunities Trust Series 1		Small Cap Trust Series 0
Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$625	$62,108	$45,311	—	—

625	62,108	45,311	—	—

—	15,978	30,190	—	—

625	46,130	15,121	—	—

2,324	210,888	169,485	3,049	—
(945)	336,149	424,573	278	480

1,379	547,037	594,058	3,327	480
(5,559)	(926,825)	11,087	(3,773)	—

(3,555)	(333,658)	620,266	(446)	480

17,453	137,892	390,090	500	—
17,208	(175,114)	(436,143)	425	483
—	2,097	(9,268)	—	—
11,090	(3,640,829)	705,870	16,905	(963)

45,751	(3,675,954)	650,549	17,830	(480)

42,196	(4,009,612)	1,270,815	17,384	—
—	7,281,857	6,011,042	—	—

$42,196	$3,272,245	$7,281,857	$17,384	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust Series 1		Small Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	—	—	$40,058	$4,073

Total Investment Income	—	—	40,058	4,073
Expenses:
Mortality and expense risk	539	216	—	—

Net investment income (loss)	(539)	(216)	40,058	4,073

Realized gains (losses) on investments:
Capital gain distributions	19,866	4,089	741,979	655,513
Net realized gain (loss)	3,973	(4,230)	(207,138)	(61,769)

Realized gains (losses)	23,839	(141)	534,841	593,744
Unrealized appreciation (depreciation) during the period	(26,369)	235	(673,540)	(186,600)

Net increase (decrease) in assets from operations	(3,069)	(122)	(98,641)	411,217

Changes from principal transactions:
Transfer of net premiums	8,474	6,211	170,060	715,696
Transfer on terminations	(23,770)	(2,395)	(85,509)	(58,632)
Transfer on policy loans	—	—	(492)	—
Net interfund transfers	82,757	24,879	(882,339)	3,338,077

Net increase (decrease) in assets from principal transactions	67,461	28,695	(798,280)	3,995,141

Total increase (decrease) in assets	64,392	28,573	(896,921)	4,406,358
Assets, beginning of period	45,604	17,031	4,406,358	—

Assets, end of period	$109,996	$45,604	$3,509,437	$4,406,358

(g)	Fund available in prior year but no activity.
(cc)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 1	Small Company Trust Series 1		Small Company Value Trust Series 0
Year Ended Dec. 31/07 (cc)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$35	—	—	$715	—

35	—	—	715	—

152	4,755	673	—	—

(117)	(4,755)	(673)	715	—

616	216,457	8,125	85,389	—
(4,269)	2,515	1,188	(10,869)	596

(3,653)	218,972	9,313	74,520	596
(762)	(297,453)	17,035	(105,580)	3,768

(4,532)	(83,236)	25,675	(30,345)	4,364

6,079	39,113	266,446	200,928	53,849
(866)	(11,398)	(4,121)	183,391	(3,892)
—	—	—	(499)	—
8,520	(28,000)	985,610	240,611	20,304

13,733	(285)	1,247,935	624,431	70,261

9,201	(83,521)	1,273,610	594,086	74,625
—	1,317,577	43,967	74,625	—

$9,201	$1,234,056	$1,317,577	$668,711	$74,625

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 1		Special Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (q)
Income:
Dividend income distribution	$33,600	$18,948	$1

Total Investment Income	33,600	18,948	1
Expenses:
Mortality and expense risk	98,045	136,642	—

Net investment income (loss)	(64,445)	(117,694)	1

Realized gains (losses) on investments:
Capital gain distributions	3,411,518	4,369,098	4
Net realized gain (loss)	(55,087)	1,531,690	(7)

Realized gains (losses)	3,356,431	5,900,788	(3)
Unrealized appreciation (depreciation) during the period	(3,513,168)	(2,093,977)	0

Net increase (decrease) in assets from operations	(221,182)	3,689,117	(2)

Changes from principal transactions:
Transfer of net premiums	1,966,339	4,303,892	136
Transfer on terminations	(3,439,628)	(8,072,237)	(115)
Transfer on policy loans	(313,996)	4,286	—
Net interfund transfers	(4,042,523)	(2,333,045)	(19)

Net increase (decrease) in assets from principal transactions	(5,829,808)	(6,097,104)	2

Total increase (decrease) in assets	(6,050,990)	(2,407,987)	—
Assets, beginning of period	23,687,841	26,095,828	—

Assets, end of period	$17,636,851	$23,687,841	—

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Special Value Trust Series 1		Strategic Bond Trust Series 0		Strategic Bond Trust Series 1
Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$9,525	$98	$8,978	—	$451,804	$349,479

9,525	98	8,978	—	451,804	349,479

1,521	1,596	—	—	24,849	30,307

8,004	(1,498)	8,978	—	426,955	319,172

139,544	34,950	—	—	—	—
(111,644)	15,101	(2,957)	18	(27,204)	(36,577)

27,900	50,051	(2,957)	18	(27,204)	(36,577)
(37,216)	(11,507)	(5,901)	—	(430,287)	49,719

(1,312)	37,046	120	18	(30,536)	332,314

22,439	164,070	34,820	—	610,024	1,100,588
(7,423)	(7,006)	42,371	(686)	(1,097,323)	(479,632)
—	—	—	—	(59,741)	713
(384,302)	(132,743)	64,809	668	(484,174)	(712,282)

(369,286)	24,321	142,000	(18)	(1,031,214)	(90,613)

(370,598)	61,367	142,120	—	(1,061,750)	241,701
370,598	309,231	—	—	5,459,524	5,217,823

—	$370,598	$142,120	—	$4,397,774	$5,459,524

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Income Trust Series 0	Strategic Income Trust Series 1
	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$295	$5,058	$17,910

Total Investment Income	295	5,058	17,910
Expenses:
Mortality and expense risk	—	1,643	5,454

Net investment income (loss)	295	3,415	12,456

Realized gains (losses) on investments:
Capital gain distributions	—	—	246
Net realized gain (loss)	45	10,407	(2,157)

Realized gains (losses)	45	10,407	(1,911)
Unrealized appreciation (depreciation) during the period	262	4,318	25,116

Net increase (decrease) in assets from operations	602	18,140	35,661

Changes from principal transactions:
Transfer of net premiums	—	134,818	288,069
Transfer on terminations	(2,577)	(17,993)	(49,100)
Transfer on policy loans	—	(14)	(3)
Net interfund transfers	16,116	(401,390)	(837,587)

Net increase (decrease) in assets from principal transactions	13,539	(284,579)	(598,621)

Total increase (decrease) in assets	14,141	(266,439)	(562,960)
Assets, beginning of period	—	512,297	1,075,257

Assets, end of period	$14,141	$245,858	$512,297

(g)	Fund available in prior year but no activity.
(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(aa)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.

See accompanying notes.

Sub-Account
Strategic Opportunities Trust Series 0		Strategic Opportunities Trust Series 1		Strategic Value Trust Series 0
Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/06 (aa)

$874	—	$38,911	$577	$27.00

874	—	38,911	577	27

—	—	9,083	28,728	—

874	—	29,828	(28,151)	27

—	—	—	—	250
2,575	—	1,279,194	489,721	(181)

2,575	—	1,279,194	489,721	69
(8)	8	(982,728)	41,827	—

3,441	8	326,294	503,397	96

21,691	83	216,413	600,267	958
132,912	(8)	(327,439)	(739,778)	(90)
—	—	(7,192)	107,464	—
(158,150)	23	(5,146,934)	(639,091)	(964)

(3,547)	98	(5,265,152)	(671,138)	(96)

(106)	106	(4,938,858)	(167,741)	—
106	—	4,938,858	5,106,599	—

—	$106	—	$4,938,858	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Value Trust Series 1	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/06 (aa)	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$2,689	$243,371	$24,257

Total Investment Income	2,689	243,371	24,257
Expenses:
Mortality and expense risk	1,250	—	—

Net investment income (loss)	1,439	243,371	24,257

Realized gains (losses) on investments:
Capital gain distributions	23,834	—	—
Net realized gain (loss)	39,294	42,627	180

Realized gains (losses)	63,128	42,627	180
Unrealized appreciation (depreciation) during the period	(4,326)	(130,360)	50,942

Net increase (decrease) in assets from operations	60,241	155,638	75,379

Changes from principal transactions:
Transfer of net premiums	155,352	2,053,557	80,498
Transfer on terminations	(56,288)	(60,872)	(22,496)
Transfer on policy loans	—	—	—
Net interfund transfers	(246,473)	(1,127,631)	1,504,404

Net increase (decrease) in assets from principal transactions	(147,409)	865,054	1,562,406

Total increase (decrease) in assets	(87,168)	1,020,692	1,637,785
Assets, beginning of period	87,168	1,637,785	—

Assets, end of period	—	$2,658,477	$1,637,785

(aa)	Terminated as an investment option and funds transferred to Large Cap Value Trust on December 4, 2006.
(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Total Return Trust Series 0		Total Return Trust Series 1		Total Stock Market Index Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$53,108	—	$2,494,407	$1,285,963	$5,207	—

53,108	—	2,494,407	1,285,963	5,207	—

—	—	131,334	162,013	—	—

53,108	—	2,363,073	1,123,950	5,207	—

—	—	—	—	10,866	—
2,258	1,032	70,807	(777,149)	1,848	—

2,258	1,032	70,807	(777,149)	12,714	—
275	2,677	50,338	677,233	(14,907)	(8)

55,641	3,709	2,484,218	1,024,034	3,014	(8)

192,398	69,283	1,868,139	4,883,577	38,068	—
(8,515)	(8,043)	(3,682,683)	(10,473,292)	90,160	—
—	—	(21,718)	(819)	—	—
264,424	325,619	5,167,795	(8,964,975)	203,811	1,723

448,307	386,859	3,331,533	(14,555,509)	332,039	1,723

503,948	390,568	5,815,751	(13,531,475)	335,053	1,715
390,568	—	28,840,343	42,371,818	1,715	—

$894,516	$390,568	$34,656,094	$28,840,343	$336,768	$1,715

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)
Income:
Dividend income distribution	$65,269	$37,263	$12,197

Total Investment Income	65,269	37,263	12,197
Expenses:
Mortality and expense risk	13,158	17,229	—

Net investment income (loss)	52,111	20,034	12,197

Realized gains (losses) on investments:
Capital gain distributions	127,940	19,933	60,746
Net realized gain (loss)	170,840	345,518	(643)

Realized gains (losses)	298,780	365,451	60,103
Unrealized appreciation (depreciation) during the period	(189,260)	82,756	(60,013)

Net increase (decrease) in assets from operations	161,631	468,241	12,287

Changes from principal transactions:
Transfer of net premiums	218,022	139,877	78,619
Transfer on terminations	(320,985)	(264,963)	229,285
Transfer on policy loans	—	—	—
Net interfund transfers	775,711	(1,282,841)	434,089

Net increase (decrease) in assets from principal transactions	672,748	(1,407,927)	741,993

Total increase (decrease) in assets	834,379	(939,686)	754,280
Assets, beginning of period	2,867,841	3,807,527	—

Assets, end of period	$3,702,220	$2,867,841	$754,280

(g)	Fund available in prior year but no activity.
(o)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

See accompanying notes.

Sub-Account
U.S. Core Trust Series 1		U.S. Global Leaders Growth Trust Series 0	U.S. Global Leaders Growth Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$182,489	$189,381	$21	$7,972	—

182,489	189,381	21	7,972	—

48,327	81,729	—	2,472	4,151

134,162	107,652	21	5,500	(4,151)

730,959	1,820,307	—	—	10,457
(19,791)	(31,873)	43	22,653	22,132

711,168	1,788,434	43	22,653	32,589
(652,744)	(565,624)	42	(19,163)	(33,718)

192,586	1,330,462	106	8,990	(5,280)

778,531	1,057,532	389	132,935	155,111
(1,428,296)	(1,071,864)	1,566	(123,012)	(311,167)
(56,814)	21,777	—	114	61
(8,390,669)	(629,805)	(804)	(56,223)	(249,515)

(9,097,248)	(622,360)	1,151	(46,186)	(405,510)

(8,904,662)	708,102	1,257	(37,196)	(410,790)
16,484,485	15,776,383	—	690,161	1,100,951

$7,579,823	$16,484,485	$1,257	$652,965	$690,161

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$7,242	—	$881,826	$567,693

Total Investment Income	7,242	—	881,826	567,693
Expenses:
Mortality and expense risk	—	—	39,888	48,276

Net investment income (loss)	7,242	—	841,938	519,417

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gain (loss)	(2,455)	—	(102,600)	(315,149)

Realized gains (losses)	(2,455)	—	(102,600)	(315,149)
Unrealized appreciation (depreciation) during the period	(2,439)	8	(486,293)	163,981

Net increase (decrease) in assets from operations	2,348	8	253,045	368,249

Changes from principal transactions:
Transfer of net premiums	19,720	300	546,939	1,599,478
Transfer on terminations	58,243	(23)	(2,113,261)	(1,591,435)
Transfer on policy loans	—	—	(698)	(1,823)
Net interfund transfers	18,205	85	(335,236)	743,579

Net increase (decrease) in assets from principal transactions	96,168	362	(1,902,256)	749,799

Total increase (decrease) in assets	98,516	370	(1,649,211)	1,118,048
Assets, beginning of period	370	—	11,102,160	9,984,112

Assets, end of period	$98,886	$370	$9,452,949	$11,102,160

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)

$1,066	—	$15,874	—	$1,606	—

1,066	—	15,874	—	1,606	—

—	—	931	9	—	—

1,066	—	14,943	(9)	1,606	—

—	—	—	—	—	—
90	4	3,113	2	6,822	871

90	4	3,113	2	6,822	871
(972)	199	(15,897)	172	(6,109)	—

184	203	2,159	165	2,319	871

6,793	3,637	46,735	282	31,659	—
8	(302)	(5,715)	(49)	113,049	(1,974)
—	—	—	—	—	—
1,773	1,026	219,288	2,383	(28,799)	1,103

8,574	4,361	260,308	2,616	115,909	(871)

8,758	4,564	262,467	2,781	118,228	—
4,564	—	2,781	—	—	—

$13,322	$4,564	$265,248	$2,781	$118,228	—

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Large Cap Trust Series 1		Utilities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Income:
Dividend income distribution	$248,755	$123,657	$4,916	—

Total Investment Income	248,755	123,657	4,916	—
Expenses:
Mortality and expense risk	127,591	131,783	—	—

Net investment income (loss)	121,164	(8,126)	4,916	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	61,616	—
Net realized gain (loss)	1,287,072	841,022	4,312	5

Realized gains (losses)	1,287,072	841,022	65,928	5
Unrealized appreciation (depreciation) during the period	(1,464,005)	1,267,046	(31,118)	256

Net increase (decrease) in assets from operations	(55,769)	2,099,942	39,726	261

Changes from principal transactions:
Transfer of net premiums	1,224,784	1,352,023	43,308	1,606
Transfer on terminations	(3,042,908)	(2,482,289)	100,641	(59)
Transfer on policy loans	(59,360)	(44,076)	(1,581)	—
Net interfund transfers	(259,278)	(540,586)	162,170	453

Net increase (decrease) in assets from principal transactions	(2,136,762)	(1,714,928)	304,538	2,000

Total increase (decrease) in assets	(2,192,531)	385,014	344,264	2,261
Assets, beginning of period	23,164,531	22,779,517	2,261	—

Assets, end of period	$20,972,000	$23,164,531	$346,525	$2,261

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Utilities Trust Series 1		Value Trust Series 0	Value Trust Series 1
Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/07 (g)	Year Ended Dec. 31/07	Year Ended Dec. 31/06

$87,254	$50,080	$4,381	$169,823	$41,708

87,254	50,080	4,381	169,823	41,708

18,211	10,239	—	57,649	54,488

69,043	39,841	4,381	112,174	(12,780)

1,080,333	261,950	110,417	3,705,196	1,545,767
205,830	107,775	(2,858)	365,053	749,169

1,286,163	369,725	107,559	4,070,249	2,294,936
(455,268)	199,624	(107,770)	(3,290,492)	(628,530)

899,938	609,190	4,170	891,931	1,653,626

396,297	430,714	39,739	1,056,537	1,545,867
(349,216)	(249,088)	79,099	(1,705,732)	(668,407)
733	(10,151)	(507)	(126,168)	(18,564)
1,921,060	(547,240)	392,281	3,572,263	(4,006,735)

1,968,874	(375,765)	510,612	2,796,900	(3,147,839)

2,868,812	233,425	514,782	3,688,831	(1,494,213)
2,433,871	2,200,446	—	8,411,802	9,906,015

$5,302,683	$2,433,871	$514,782	$12,100,633	$8,411,802

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Total
	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Income:
Dividend income distribution	$27,241,180	$15,216,517

Total Investment Income	27,241,180	15,216,517
Expenses:
Mortality and expense risk	3,667,954	3,910,285

Net investment income (loss)	23,573,226	11,306,232

Realized gains (losses) on investments:
Capital gain distributions	90,919,821	38,204,649
Net realized gain (loss)	31,919,557	32,846,305

Realized gains (losses)	122,839,378	71,050,954
Unrealized appreciation (depreciation) during the period	(98,575,061)	8,955,229

Net increase (decrease) in assets from operations	47,837,543	91,312,416

Changes from principal transactions:
Transfer of net premiums	96,959,380	103,202,662
Transfer on terminations	(87,578,713)	(120,216,284)
Transfer on policy loans	(2,592,667)	(507,373)
Net interfund transfers	(4,200,707)	(4,432,694)

Net increase (decrease) in assets from principal transactions	2,587,293	(21,953,689)

Total increase (decrease) in assets	50,424,836	69,358,727
Assets, beginning of period	811,311,132	741,952,406

Assets, end of period	$861,735,968	$811,311,133

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2007

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (JHUSA or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has eighty active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and one sub-account that invests in shares of other outside investment trusts. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
Special Value Trust	Small Cap Value Trust	November 12, 2007
Strategic Opportunities Trust	Large Cap Trust	April 30, 2007

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Bond Index Trust B	Total Bond Market Trust B	October 1, 2007

The following sub-accounts of the Account were commenced as an investment option:

New Fund		Effective Date
Emerging Markets Value Trust		April 30, 2007
Mid Cap Intersection Trust		April 30, 2007
Small Cap Value Trust Series 1		November 12, 2007

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement No. 157, Fair Value Measurement (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Account’s financial position or results of operations.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charge

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.25% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$12,046,497	$9,593,588
500 Index Trust Series 1	30,893,678	16,485,843
Active Bond Trust Series 0	552,083	177,937
Active Bond Trust Series 1	2,013,496	4,401,402
All Cap Core Trust Series 0	34,063	5,076
All Cap Core Trust Series 1	9,852,279	3,173,595
All Cap Growth Trust Series 0	306,631	300,815
All Cap Growth Trust Series 1	1,019,943	1,563,867
All Cap Value Trust Series 0	76,965	16,617
All Cap Value Trust Series 1	10,491,826	836,264
American Blue Chip Income and Growth Trust Series 1	2,676,454	3,580,710

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
American Bond Trust Series 1	$5,681,144	$2,197,821
American Growth Trust Series 1	14,803,679	27,964,390
American Growth-Income Trust Series 1	3,678,683	2,144,517
American International Trust Series 1	21,912,784	8,768,640
Blue Chip Growth Trust Series 0	2,420,018	1,091,098
Blue Chip Growth Trust Series 1	7,742,390	9,554,978
Capital Appreciation Trust Series 0	287,692	192,987
Capital Appreciation Trust Series 1	2,728,865	3,486,698
Classic Value Trust Series 0	36,789	9,483
Classic Value Trust Series 1	278,047	414,221
Core Bond Trust Series 1	$1,661	$808
Core Equity Trust Series 0	50,858	15,806
Core Equity Trust Series 1	3,012,631	2,965,101
Dynamic Growth Trust Series 0	167,661	64,614
Dynamic Growth Trust Series 1	1,306,750	2,748,419
Emerging Growth Trust Series 0	202,591	90,991
Emerging Growth Trust Series 1	1,074,079	560,045
Emerging Markets Value Trust Series 1	99,905	777
Emerging Small Company Trust Series 0	431,363	151,026
Emerging Small Company Trust Series 1	12,516,302	14,202,286
Equity-Income Trust Series 0	6,831,206	1,872,109
Equity-Income Trust Series 1	19,646,626	20,208,253
Financial Services Trust Series 0	153,097	98,470
Financial Services Trust Series 1	946,450	2,639,394
Fundamental Value Trust Series 0	36,486	21,365
Fundamental Value Trust Series 1	1,378,504	1,539,285
Global Allocation Trust Series 0	56,859	4,907
Global Allocation Trust Series 1	2,223,461	1,345,463
Global Bond Trust Series 0	3,330,644	1,403,467
Global Bond Trust Series 1	2,929,149	2,786,586
Global Trust Series 0	667,297	166,929
Global Trust Series 1	3,901,673	2,941,715
Growth & Income Trust Series 0	1,757,746	1,278,622
Health Sciences Trust Series 0	842,910	649,832
Health Sciences Trust Series 1	3,124,975	3,386,895
High Yield Trust Series 0	957,402	243,417
High Yield Trust Series 1	5,330,414	7,118,553
Income & Value Trust Series 0	248,887	43,730
Income & Value Trust Series 1	7,072,322	8,223,488
International Core Trust Series 0	356,398	120,148
International Core Trust Series 1	4,438,285	3,081,813
International Equity Index Trust A Series 1	3,186,299	8,725,519
International Equity Index Trust B Series 0	2,105,637	594,595
International Opportunities Trust Series 0	2,140,775	196,807
International Opportunities Trust Series 1	1,949,340	766,250
International Small Cap Trust Series 0	964,660	142,289
International Small Cap Trust Series 1	9,217,770	4,830,662
International Value Trust Series 0	1,425,607	1,191,105
International Value Trust Series 1	20,665,214	13,192,151
Investment Quality Bond Trust Series 0	319,671	74,126

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Investment Quality Bond Trust Series 1	$2,918,689	$3,320,155
Large Cap Trust Series 0	364,537	315,172
Large Cap Trust Series 1	6,116,984	796,415
Large Cap Value Trust Series 0	228,651	49,677
Large Cap Value Trust Series 1	7,292,607	3,094,709
Lifestyle Aggressive Trust Series 0	1,152,343	421,731
Lifestyle Aggressive Trust Series 1	5,552,072	1,914,315
Lifestyle Balanced Trust Series 0	1,845,445	242,346
Lifestyle Balanced Trust Series 1	3,962,920	6,906,329
Lifestyle Conservative Trust Series 0	45,117	12,977
Lifestyle Conservative Trust Series 1	6,332,459	563,661
Lifestyle Growth Trust Series 0	2,972,533	447,989
Lifestyle Growth Trust Series 1	5,620,470	2,631,235
Lifestyle Moderate Trust Series 0	653,220	201,551
Lifestyle Moderate Trust Series 1	3,451,655	4,050,534
Managed Trust Series 0	79,234	64,193
Mid Cap Index Trust Series 0	1,415,811	589,894
Mid Cap Index Trust Series 1	40,576,711	18,242,211
Mid Cap Intersection Trust Series 1	1,097	1
Mid Cap Stock Trust Series 0	1,603,895	162,358
Mid Cap Stock Trust Series 1	8,873,462	6,402,114
Mid Cap Value Trust Series 0	518,336	153,715
Mid Cap Value Trust Series 1	6,880,701	23,094,374
Mid Value Trust Series 0	3,924,612	1,856,930
Money Market Trust B Series 0	42,449,548	26,674,728
Money Market Trust Series 1	30,702,459	33,565,078
Natural Resources Trust Series 0	1,187,543	248,090
Natural Resources Trust Series 1	11,558,161	3,093,612
Overseas Equity Trust Series 0	3,751,600	1,913,052
Pacific Rim Trust Series 0	662,638	178,917
Pacific Rim Trust Series 1	5,567,901	5,404,623
Quantitative All Cap Trust Series 0	47,912	6,121
Quantitative All Cap Trust Series 1	315,349	315,288
Quantitative Mid Cap Trust Series 0	114,083	28,787
Quantitative Mid Cap Trust Series 1	114,197	537,646
Quantitative Value Trust Series 0	76,641	25,884
Quantitative Value Trust Series 1	1,126,571	524,320
Real Estate Securities Trust Series 0	7,348,241	3,843,524
Real Estate Securities Trust Series 1	28,212,205	19,785,706
Real Return Bond Trust Series 0	103,255	43,783
Real Return Bond Trust Series 1	3,676,596	837,970
Science & Technology Trust Series 0	578,861	187,425
Science & Technology Trust Series 1	6,536,804	12,924,445
Short-Term Bond Trust Series 0	107,210	17,720
Small Cap Growth Trust Series 0	3,925,472	2,019,102
Small Cap Index Trust Series 0	447,248	173,681
Small Cap Index Trust Series 1	2,538,842	7,797,336
Small Cap Opportunities Trust Series 0	69,573	20,873
Small Cap Opportunities Trust Series 1	1,929,039	5,347,975
Small Cap Trust Series 0	30,319	9,439

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Small Cap Trust Series 1	$161,659	$74,870
Small Cap Value Trust Series 0	1,354,821	1,371,064
Small Cap Value Trust Series 1	402,624	388,391
Small Company Trust Series 1	380,549	169,133
Small Company Value Trust Series 0	926,891	216,356
Small Company Value Trust Series 1	13,791,151	16,273,886
Special Value Trust Series 0	216	209
Special Value Trust Series 1	277,255	498,992
Strategic Bond Trust Series 0	208,331	57,354
Strategic Bond Trust Series 1	2,858,253	3,462,511
Strategic Income Trust Series 0	16,413	2,579
Strategic Income Trust Series 1	311,172	592,337
Strategic Opportunities Trust Series 0	172,824	175,496
Strategic Opportunities Trust Series 1	670,584	5,905,907
Total Bond Market Trust B Series 0	3,013,551	1,905,125
Total Return Trust Series 0	710,349	208,935
Total Return Trust Series 1	23,229,956	17,535,350
Total Stock Market Index Trust Series 0	418,476	70,364
Total Stock Market Index Trust Series 1	2,189,537	1,336,738
U.S. Core Trust Series 0	969,182	154,245
U.S. Core Trust Series 1	3,480,419	11,712,546
U.S. Global Leaders Growth Trust Series 0	4,754	3,582
U.S. Global Leaders Growth Trust Series 1	344,042	384,728
U.S. Government Securities Trust Series 0	180,459	77,049
U.S. Government Securities Trust Series 1	6,667,648	7,727,966
U.S. High Yield Bond Trust Series 0	11,945	2,304
U.S. High Yield Bond Trust Series 1	585,091	309,840
U.S. Large Cap Trust Series 0	254,717	137,203
U.S. Large Cap Trust Series 1	5,479,740	7,495,339
Utilities Trust Series 0	486,536	115,466
Utilities Trust Series 1	4,082,865	964,615
Value Trust Series 0	765,095	139,685
Value Trust Series 1	13,408,659	6,794,389
All Asset Portfolio Series 1	530,374	458,567

	$610,511,538	$493,431,197

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charge, as described in Note 3, are paid to JHUSA.

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	962,976	1,649,564	—
Units issued	588,557	497,491	2,372,470
Units redeemed	(525,664)	(1,184,079)	(722,906)

Units, end of year	1,025,869	962,976	1,649,564

Unit value, end of period $	16.28 to 26.53	15.57 to 25.20	13.57 to 13.60
Assets, end of period $	20,742,059	17,764,778	22,413,056
Investment income ratio*	3.00%	1.22%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.40% to 0.70%	0.40% to 0.70%
Total return, lowest to highest***	4.51% to 5.25%	14.76% to 15.56%	8.56% to 8.78%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	895,420	1,012,464	689,458	575,198	375,317
Units issued	2,318,216	705,327	932,154	773,654	501,063
Units redeemed	(1,249,436)	(822,371)	(609,148)	(659,394)	(301,182)

Units, end of year	1,964,200	895,420	1,012,464	689,458	575,198

Unit value, end of period $	13.16 to 13.53	12.47 to 12.91	10.89 to 11.16	10.51 to 10.72	9.59 to 9.72
Assets, end of period $	26,274,333	11,434,368	11,226,224	7,356,251	5,572,911
Investment income ratio*	2.26%	0.90%	1.22%	0.81%	0.79%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.39% to 4.83%	14.52% to 15.15%	3.60% to 4.09%	9.54% to 10.05%	27.19% to 27.69%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,511	—
Units issued	11,919	11,827
Units redeemed	(4,036)	(9,316)

Units, end of year	10,394	2,511

Unit value, end of period $	44.78	43.05
Assets, end of period $	465,396	108,061
Investment income ratio*	12.60%	22.71%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.03%	4.54%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	339,657	329,188	—
Units issued	133,020	111,305	647,762
Units redeemed	(331,161)	(100,836)	(318,574)

Units, end of year	141,516	339,657	329,188

Unit value, end of period $	13.54 to 13.69	13.11 to 13.18	12.64 to 12.67
Assets, end of period $	1,929,828	4,464,604	4,165,458
Investment income ratio*	9.09%	2.60%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%
Total return, lowest to highest***	3.30% to 3.73%	3.70% to 4.05%	1.14% to 1.36%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	51,984	36,420	5,558	—
Units issued	29,880	33,107	44,219	5,623
Units redeemed	(28,946)	(17,543)	(13,357)	(65)

Units, end of year	52,918	51,984	36,420	5,558

Unit value, end of period $	16.32 to 16.45	15.21 to 15.30	14.67 to 14.72	13.94
Assets, end of period $	867,298	793,435	534,735	77,490
Investment income ratio*	6.92%	5.36%	5.84%	17.85%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	7.29% to 7.52%	3.68% to 3.89%	5.25% to 5.47%	11.53%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	23	—
Units issued	2,544	24
Units redeemed	(371)	(1)

Units, end of year	2,196	23

Unit value, end of period $	13.34	12.98
Assets, end of period $	29,280	295
Investment income ratio*	1.93%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	2.70%	14.77%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	234,795	180,858	192,844	384,083	632,910
Units issued	480,351	126,247	60,566	162,081	396,838
Units redeemed	(159,000)	(72,310)	(72,552)	(353,320)	(645,665)

Units, end of year	556,146	234,795	180,858	192,844	384,083

Unit value, end of period $	19.90 to 20.46	10.80 to 19.99	9.46 to 7.43	8.72 to 16.04	7.54 to 13.81
Assets, end of period $	11,287,106	4,565,986	3,066,213	3,006,912	4,650,328
Investment income ratio*	1.52%	0.64%	0.73%	0.50%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	1.95% to 2.35%	13.95% to 14.40%	8.32% to 8.70%	15.57% to 15.92%	30.71% to 31.02%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	69	—
Units issued	23,363	71
Units redeemed	(21,770)	(2)

Units, end of year	1,662	69

Unit value, end of period $	13.92	12.42
Assets, end of period $	23,129	847
Investment income ratio*	0.07%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.08%	6.63%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	192,315	377,588	413,068	507,091	602,095
Units issued	44,827	87,667	136,091	266,106	472,429
Units redeemed	(69,182)	(272,940)	(171,571)	(360,129)	(567,433)

Units, end of year	167,960	192,315	377,588	413,068	507,091

Unit value, end of period $	24.27 to 24.95	11.42 to 22.34	10.77 to 20.97	9.94 to 19.31	9.38 to 18.16
Assets, end of period $	4,091,403	4,175,639	7,772,423	7,837,329	8,204,194
Investment income ratio*	0.05%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.27% to 11.72%	5.83% to 6.25%	8.23% to 8.61%	5.83% to 6.14%	28.40% to 28.72%

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	23	—
Units issued	4,384	24
Units redeemed	(1,204)	(1)

Units, end of year	3,203	23

Unit value, end of period $	13.74	12.64
Assets, end of period $	44,000	288
Investment income ratio*	2.41%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.68%	13.82%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	116,701	112,887	111,377	42,078	19,759
Units issued	390,109	81,884	43,049	149,430	48,939
Units redeemed	(44,322)	(78,070)	(41,539)	(80,131)	(26,620)

Units, end of year	462,488	116,701	112,887	111,377	42,078

Unit value, end of period $	18.21 to 18.64	16.92 to 17.21	14.97 to 15.19	14.26 to 14.42	12.38 to 12.44
Assets, end of period $	8,557,532	1,998,682	1,705,935	1,596,891	520,935
Investment income ratio*	2.02%	0.80%	0.52%	0.33%	0.04%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	7.62% to 8.01%	12.98% to 13.32%	5.03% to 5.35%	15.20% to 15.55%	37.47% to 37.75%

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	269,745	141,580	23,565	14,497	—
Units issued	117,978	276,354	149,882	24,431	14,889
Units redeemed	(188,764)	(148,189)	(31,867)	(15,363)	(392)

Units, end of year	198,959	269,745	141,580	23,565	14,497

Unit value, end of period $	13.21 to 19.15	12.99 to 19.17	16.32 to 16.44	15.38 to 15.44	14.17 to 14.18
Assets, end of period $	3,540,621	5,160,481	2,325,308	362,839	205,368
Investment income ratio*	2.35%	0.55%	0.19%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	0.99% to 1.65%	16.24% to 16.99%	6.07% to 6.39%	8.61% to 8.87%	13.32% to 13.43%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	30,383	—
Units issued	417,624	34,152
Units redeemed	(163,831)	(3,769)

Units, end of year	284,176	30,383

Unit value, end of period $	11.10 to 13.68	10.78 to 13.40
Assets, end of period $	3,845,351	406,830
Investment income ratio*	4.39%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	2.31% to 2.96%	5.89% to 6.57%

(g)	Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	1,885,429	1,469,444	534,464	106,170	—
Units issued	653,970	690,357	1,438,001	615,014	107,375
Units redeemed	(1,409,241)	(274,372)	(503,021)	(186,720)	(1,205)

Units, end of year	1,130,158	1,885,429	1,469,444	534,464	106,170

Unit value, end of period $	14.71 to 21.52	13.15 to 19.59	17.74 to 17.89	15.42 to 15.49	13.84 to 13.86
Assets, end of period $	23,277,773	36,590,362	26,189,118	8,261,844	1,470,676
Investment income ratio*	1.23%	0.29%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.20% to 11.94%	9.09% to 9.80%	15.04% to 15.44%	11.38% to 11.71%	10.75% to 10.88%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	164,133	168,096	114,971	3,474	—
Units issued	204,622	71,113	82,686	230,255	3,561
Units redeemed	(121,815)	(75,076)	(29,561)	(118,758)	(87)

Units, end of year	246,940	164,133	168,096	114,971	3,474

Unit value, end of period $	13.20 to 19.14	12.61 to 18.60	16.14 to 16.26	15.41 to 15.47	14.10
Assets, end of period $	4,332,011	3,009,500	2,725,094	1,775,824	48,990
Investment income ratio*	2.32%	1.09%	0.45%	0.30%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	3.96% to 4.64%	14.06% to 14.80%	4.75% to 5.08%	9.24% to 9.57%	12.82%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (f)
Units, beginning of year	1,393,157	705,780	94,988	7,859	—
Units issued	740,354	930,416	664,947	98,310	8,484
Units redeemed	(366,686)	(243,039)	(54,155)	(11,181)	(625)

Units, end of year	1,766,825	1,393,157	705,780	94,988	7,859

Unit value, end of period $	17.60 to 30.09	14.72 to 25.64	21.51 to 21.70	17.88 to 17.96	15.14 to 15.15
Assets, end of period $	46,461,807	30,618,091	15,253,954	1,702,860	118,979
Investment income ratio*	1.88%	0.71%	0.55%	0.43%	0.00%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	18.80% to 19.58%	17.77% to 18.54%	20.29% to 20.70%	18.11% to 18.47%	21.11% to 21.22%

(f)	Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	11,570	—
Units issued	37,198	11,788
Units redeemed	(16,775)	(218)

Units, end of year	31,993	11,570

Unit value, end of period $	69.05	61.21
Assets, end of period $	2,209,133	708,170
Investment income ratio*	0.85%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.81%	9.59%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,083,341	1,450,904	1,667,853	2,092,515	1,902,374
Units issued	327,662	544,153	562,542	958,632	1,470,531
Units redeemed	(414,614)	(911,716)	(779,491)	(1,383,294)	(1,280,390)

Units, end of year	996,389	1,083,341	1,450,904	1,667,853	2,092,515

Unit value, end of period $	26.40 to 27.25	12.73 to 24.23	11.68 to 22.06	11.12 to 20.96	10.25 to 19.26
Assets, end of period $	25,026,470	24,026,155	29,446,370	32,373,276	34,818,639
Investment income ratio*	0.71%	0.21%	0.41%	0.11%	0.04%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	11.96% to 12.46%	8.82% to 9.30%	4.86% to 5.23%	8.33% to 8.65%	28.33% to 28.65%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	8,132	—
Units issued	21,870	8,767
Units redeemed	(14,285)	(635)

Units, end of year	15,717	8,132

Unit value, end of period $	13.89	12.43
Assets, end of period $	218,272	101,106
Investment income ratio*	0.48%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.70%	2.38%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	643,831	177,674	91,845	126,280	25,173
Units issued	206,246	782,997	129,375	65,459	111,005
Units redeemed	(270,649)	(316,840)	(43,546)	(99,894)	(9,898)

Units, end of year	579,428	643,831	177,674	91,845	126,280

Unit value, end of period $	13.53 to 13.90	12.21 to 12.46	12.05 to 12.20	10.64 to 10.75	9.80 to 9.85
Assets, end of period $	7,967,841	7,949,747	2,156,867	982,755	1,240,907
Investment income ratio*	0.29%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.40% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	10.83% to 11.28%	1.56% to 1.90%	13.25% to 13.55%	8.61% to 8.88%	28.62% to 28.88%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	52	—
Units issued	2,669	54
Units redeemed	(756)	(2)

Units, end of year	1,965	52

Unit value, end of period $	11.44	13.09
Assets, end of period $	22,489	683
Investment income ratio*	6.39%	2.93%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(12.58%)	16.14%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	63,050	28,771	—
Units issued	9,414	45,105	30,518
Units redeemed	(23,100)	(10,826)	(1,747)

Units, end of year	49,364	63,050	28,771

Unit value, end of period $	15.08 to 15.25	17.36 to 17.45	15.06 to 15.11
Assets, end of period $	747,147	1,098,196	433,522
Investment income ratio*	1.40%	1.45%	3.55%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(13.15%) to (12.89%)	15.29% to 15.51%	8.72% to 8.92%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	27	6	—
Units issued	121	22	6
Units redeemed	(61)	(1)	—

Units, end of year	87	27	6

Unit value, end of period $	13.69 to 13.76	12.97	12.58
Assets, end of period $	1,200	355	72
Investment income ratio*	8.28%	2.15%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	5.58% to 5.76%	3.13%	0.60%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	525	—
Units issued	3,907	544
Units redeemed	(1,251)	(19)

Units, end of year	3,181	525

Unit value, end of period $	11.59	12.31
Assets, end of period $	36,874	6,466
Investment income ratio*	0.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(5.85%)	6.73%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Equity Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	43,160	19,069	—
Units issued	173,345	30,049	25,690
Units redeemed	(177,212)	(5,958)	(6,621)

Units, end of year	39,293	43,160	19,069

Unit value, end of period $	14.78 to 14.89	15.81 to 15.89	14.91 to 14.96
Assets, end of period $	581,986	683,107	284,444
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(6.50%) to (6.31%)	6.05% to 6.26%	5.22% to 5.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Dynamic Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,063	—
Units issued	12,048	2,331
Units redeemed	(4,446)	(268)

Units, end of year	9,665	2,063

Unit value, end of period $	14.19	12.96
Assets, end of period $	137,099	26,745
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.44%	10.83%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Dynamic Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	613,046	770,700	544,964	577,167	217,363
Units issued	207,163	940,197	518,036	670,334	707,581
Units redeemed	(448,342)	(1,097,851)	(292,300)	(702,537)	(347,777)

Units, end of year	371,867	613,046	770,700	544,964	577,167

Unit value, end of period $	06.27 to 06.48	05.78 to 05.94	5.24 to 5.34	4.70 to 4.77	4.30 to 4.34
Assets, end of period $	2,375,285	3,605,224	4,088,844	2,585,369	2,493,791
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.51% to 9.01%	10.25% to 10.76%	11.62% to 12.00%	9.29% to 9.62%	28.17% to 28.60%

	Sub-Account
	Emerging Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	47	—
Units issued	13,135	49
Units redeemed	(6,197)	(2)

Units, end of year	6,985	47

Unit value, end of period $	13.88	13.34
Assets, end of period $	96,947	635
Investment income ratio*	0.28%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.02%	11.59%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	22,791	16,147	3,541	13,715	—
Units issued	40,460	23,611	32,098	27,399	15,745
Units redeemed	(24,771)	(16,967)	(19,492)	(37,573)	(2,030)

Units, end of year	38,480	22,791	16,147	3,541	13,715

Unit value, end of period $	21.17 to 21.47	20.51 to 20.74	18.50 to 18.60	17.29 to 17.35	16.29 to 16.31
Assets, end of period $	821,867	470,425	300,058	61,397	223,380
Investment income ratio*	0.16%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.20% to 3.52%	10.88% to 11.21%	6.96% to 7.17%	6.20% to 6.41%	30.28% to 30.45%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

Sub-Account
Emerging Markets Value Trust Series 1
Year Ended Dec. 31/07 (w)
Units, beginning of year	—
Units issued	6,275
Units redeemed	(47)

Units, end of year	6,228

Unit value, end of period $	14.93
Assets, end of period $	93,016
Investment income ratio*	2.90%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	19.46%

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	10,644	—
Units issued	28,805	11,516
Units redeemed	(11,486)	(872)

Units, end of year	27,963	10,644

Unit value, end of period $	12.83	11.87
Assets, end of period $	358,856	126,387
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.08%	2.44%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	520,176	669,785	687,402	911,363	1,056,757
Units issued	64,222	138,895	232,231	273,287	380,894
Units redeemed	(195,506)	(288,504)	(249,848)	(497,248)	(526,288)

Units, end of year	388,892	520,176	669,785	687,402	911,363

Unit value, end of period $	97.47 to 100.59	13.50 to 93.33	13.25 to 91.13	12.69 to 86.85	11.44 to 78.03
Assets, end of period $	33,623,081	40,696,420	50,949,308	50,607,293	51,002,629
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.29% to 7.78%	1.70% to 2.15%	4.31% to 4.73%	10.80% to 11.13%	38.83% to 39.17%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	238,801	—
Units issued	177,383	271,056
Units redeemed	(61,910)	(32,255)

Units, end of year	354,274	238,801

Unit value, end of period $	30.29	29.30
Assets, end of period $	10,730,873	6,996,068
Investment income ratio*	3.15%	1.68%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.39%	19.05%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,391,728	1,578,724	1,646,238	1,460,643	1,339,589
Units issued	555,776	690,921	759,963	1,139,513	1,036,965
Units redeemed	(738,041)	(877,917)	(827,477)	(953,918)	(915,911)

Units, end of year	1,209,463	1,391,728	1,578,724	1,646,238	1,460,643

Unit value, end of period $	28.08 to 28.97	20.31 to 28.11	17.15 to 23.56	16.60 to 22.75	14.54 to 19.85
Assets, end of period $	33,434,627	37,693,322	36,227,178	36,760,871	27,301,230
Investment income ratio*	2.82%	1.49%	1.25%	1.22%	1.44%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	2.62% to 3.09%	18.19% to 18.72%	3.20% to 3.56%	14.06% to 14.41%	24.76% to 25.07%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	45	—
Units issued	6,446	47
Units redeemed	(4,191)	(2)

Units, end of year	2,300	45

Unit value, end of period $	21.29	22.83
Assets, end of period $	48,965	1,024
Investment income ratio*	1.83%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(6.73%)	23.16%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	135,361	30,934	23,337	31,948	33,067
Units issued	45,254	119,009	17,012	39,967	13,233
Units redeemed	(143,005)	(14,582)	(9,415)	(48,578)	(14,352)

Units, end of year	37,610	135,361	30,934	23,337	31,948

Unit value, end of period $	16.99 to 17.33	18.35 to 18.66	15.00 to 15.14	13.75 to 13.85	12.54 to 12.61
Assets, end of period $	644,355	2,512,100	466,240	322,026	401,985
Investment income ratio*	1.00%	0.22%	0.38%	0.37%	0.17%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(7.42%) to (7.15%)	22.32% to 22.69%	9.07% to 9.28	9.66% to 9.87	32.71% to 32.98%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,976	—
Units issued	2,280	8,137
Units redeemed	(1,614)	(161)

Units, end of year	8,642	7,976

Unit value, end of period $	13.20	12.68
Assets, end of period $	114,075	101,153
Investment income ratio*	1.77%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.08%	14.55%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	258,420	194,312	168,396	93,865	33,158
Units issued	64,277	143,105	107,178	205,077	173,788
Units redeemed	(86,729)	(78,997)	(81,262)	(130,546)	(113,081)

Units, end of year	235,968	258,420	194,312	168,396	93,865

Unit value, end of period $	17.72 to 18.14	17.14 to 17.49	15.06 to 15.28	13.93 to 14.08	12.54 to 12.61
Assets, end of period $	4,226,469	4,461,137	2,943,943	2,356,047	1,179,257
Investment income ratio*	1.58%	0.79%	0.42%	0.48%	0.18%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.36% to 3.73%	13.77% to 14.18%	8.14% to 8.46%	11.08% to 11.42%	28.99% to 29.25%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	32	—
Units issued	4,011	33
Units redeemed	(377)	(1)

Units, end of year	3,666	32

Unit value, end of period $	12.93	12.31
Assets, end of period $	47,414	388
Investment income ratio*	11.80%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.06%	13.58%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	136,763	26,935	17,767	3,613	3,195
Units issued	130,340	223,082	51,578	66,928	844
Units redeemed	(96,264)	(113,254)	(42,410)	(52,774)	(426)

Units, end of year	170,839	136,763	26,935	17,767	3,613

Unit value, end of period $	13.83 to 14.12	13.24 to 13.48	11.74 to 11.92	11.13 to 11.22	9.94
Assets, end of period $	2,404,378	1,826,871	316,420	197,769	35,900
Investment income ratio*	6.32%	0.91%	0.65%	0.40%	0.48%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	4.45% to 4.76%	12.77% to 13.11%	5.51% to 5.84%	11.99% to 12.25%	25.61%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	156,254	—
Units issued	144,116	179,125
Units redeemed	(67,464)	(22,871)

Units, end of year	232,906	156,254

Unit value, end of period $	22.37	20.41
Assets, end of period $	5,209,990	3,189,038
Investment income ratio*	8.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.61%	5.27%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	263,273	283,511	218,132	196,659	297,639
Units issued	131,138	174,167	195,710	233,486	389,164
Units redeemed	(142,279)	(194,405)	(130,331)	(212,013)	(490,144)

Units, end of year	252,132	263,273	283,511	218,132	196,659

Unit value, end of period $	20.79 to 21.38	18.20 to 19.56	17.39 to 18.59	18.71 to 19.96	17.06 to 18.14
Assets, end of period $	5,343,383	5,088,466	5,234,432	4,323,117	3,463,203
Investment income ratio*	7.18%	0.00%	4.26%	3.41%	4.35%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.86% to 9.30%	4.53% to 4.96%	(7.19%) to (6.87%)	9.53% to 9.85%	14.65% to 14.94%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,504	—
Units issued	44,553	7,736
Units redeemed	(11,717)	(232)

Units, end of year	40,340	7,504

Unit value, end of period $	13.75	13.57
Assets, end of period $	554,586	101,826
Investment income ratio*	2.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.32%	20.42%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	240,688	227,332	226,763	220,709	272,877
Units issued	141,074	148,216	88,843	178,596	315,226
Units redeemed	(120,409)	(134,860)	(88,274)	(172,542)	(367,394)

Units, end of year	261,353	240,688	227,332	226,763	220,709

Unit value, end of period $	23.72 to 24.40	18.08 to 24.15	15.10 to 20.08	13.72 to 18.20	12.02 to 15.89
Assets, end of period $	6,258,053	5,725,741	4,510,252	4,088,754	3,119,936
Investment income ratio*	2.31%	1.27%	1.25%	1.76%	1.19%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.63% to 1.03%	19.49% to 19.96%	9.95% to 10.33%	14.01% to 14.35%	26.63% to 26.95%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Growth & Income Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (m)
Units, beginning of year	16,963	—
Units issued	19,375	17,322
Units redeemed	(15,954)	(359)

Units, end of year	20,384	16,963

Unit value, end of period $	82.20	78.98
Assets, end of period $	1,675,550	1,339,825
Investment income ratio*	1.81%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.07%	12.72%

(m)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust II. Fund available in prior year but no activity.

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	141	—
Units issued	50,077	146
Units redeemed	(38,714)	(5)

Units, end of year	11,504	141

Unit value, end of period $	17.26	14.66
Assets, end of period $	198,514	2,065
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	17.73%	8.44%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	296,297	268,882	228,816	195,742	185,557
Units issued	112,666	210,936	114,558	312,678	257,208
Units redeemed	(173,891)	(183,521)	(74,492)	(279,604)	(247,023)

Units, end of year	235,072	296,297	268,882	228,816	195,742

Unit value, end of period $	21.29 to 21.79	18.21 to 18.57	16.91 to 17.15	15.11 to 15.28	13.19 to 13.28
Assets, end of period $	5,076,968	5,446,065	4,584,275	3,480,512	2,590,184
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	16.91% to 17.32%	7.67% to 8.05%	11.91% to 12.25%	14.57% to 14.91%	35.33% to 35.68%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	10,318	—
Units issued	66,712	10,940
Units redeemed	(18,564)	(622)

Units, end of year	58,466	10,318

Unit value, end of period $	13.03	12.82
Assets, end of period $	761,889	132,294
Investment income ratio*	14.49%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.64%	10.48%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	622,204	1,025,251	747,358	699,961	536,644
Units issued	222,523	335,772	576,968	615,089	565,735
Units redeemed	(388,374)	(738,819)	(299,075)	(567,692)	(402,418)

Units, end of year	456,353	622,204	1,025,251	747,358	699,961

Unit value, end of period $	18.42 to 18.94	15.50 to 18.69	14.12 to 16.99	13.69 to 16.40	12.40 to 14.80
Assets, end of period $	8,286,870	11,149,819	16,898,635	11,862,447	9,989,519
Investment income ratio*	12.22%	7.72%	5.03%	4.99%	4.84%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.91% to 1.32%	9.61% to 10.05%	2.98% to 3.39%	10.34% to 10.68%	23.65% to 23.94%

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	2,855	—
Units issued	18,643	2,909
Units redeemed	(3,557)	(54)

Units, end of year	17,941	2,855

Unit value, end of period $	11.93	11.80
Assets, end of period $	214,061	33,687
Investment income ratio*	5.22%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.11%	8.77%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,076,434	1,373,417	1,679,725	465,991	605,848
Units issued	239,053	143,883	211,726	2,010,940	357,985
Units redeemed	(398,159)	(440,866)	(518,034)	(797,206)	(497,842)

Units, end of year	917,328	1,076,434	1,373,417	1,679,725	465,991

Unit value, end of period $	20.06 to 20.63	16.89 to 20.47	15.63 to 18.89	14.94 to 18.01	13.95 to 16.73
Assets, end of period $	18,404,247	21,490,159	25,459,694	29,826,597	7,397,904
Investment income ratio*	3.89%	2.10%	1.59%	0.53%	1.90%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.40% to 0.81%	7.90% to 8.33%	4.49% to 4.90%	6.94% to 7.33%	25.66% to 25.98%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (h)
Units, beginning of year	454	—
Units issued	20,258	474
Units redeemed	(7,127)	(20)

Units, end of year	13,585	454

Unit value, end of period $	16.55	14.84
Assets, end of period $	224,764	6,728
Investment income ratio*	2.92%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.46%	24.81%

(h)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (i)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	513,665	934,920	1,016,696	1,106,364	1,306,287
Units issued	142,487	408,054	375,227	334,186	431,223
Units redeemed	(151,894)	(829,309)	(457,003)	(423,854)	(631,146)

Units, end of year	504,258	513,665	934,920	1,016,696	1,106,364

Unit value, end of period $	20.60 to 21.18	15.30 to 19.01	12.33 to 15.29	10.69 to 13.23	9.30 to 11.47
Assets, end of period $	10,486,948	9,619,429	14,186,941	13,368,772	12,549,025
Investment income ratio*	2.21%	0.60%	0.74%	0.84%	0.49%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	10.64% to 11.08%	23.91% to 24.33%	15.14% to 15.55%	14.84% to 15.19%	29.43% to 29.75%

(i)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (n)	Year Ended Dec. 31/04 (b)
Units, beginning of year	438,785	343,997	51,012	—
Units issued	126,457	167,620	392,254	103,970
Units redeemed	(400,280)	(72,832)	(99,269)	(52,958)

Units, end of year	164,962	438,785	343,997	51,012

Unit value, end of period $	24.37 to 24.73	21.27 to 21.49	17.07 to 17.18	14.74 to 14.77
Assets, end of period $	4,062,908	9,394,587	5,895,407	752,181
Investment income ratio*	3.63%	0.72%	0.79%	0.58%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35%to 0.65%
Total return, lowest to highest***	14.62% to 15.07%	24.62% to 25.11%	15.80% to 16.26%	17.94% to 18.17%

(n)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.
(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	4,914	—
Units issued	42,350	169,895
Units redeemed	(12,616)	(164,981)

Units, end of year	34,648	4,914

Unit value, end of period $	47.69	41.18
Assets, end of period $	1,652,270	202,332
Investment income ratio*	6.71%	6.58%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	15.82%	27.11%

(g)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	12,483	—
Units issued	109,273	12,824
Units redeemed	(11,551)	(341)

Units, end of year	110,205	12,483

Unit value, end of period $	18.51	15.41
Assets, end of period $	2,039,663	192,374
Investment income ratio*	2.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	20.10%	23.96%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	112,824	469	—
Units issued	67,598	204,132	1,745
Units redeemed	(36,015)	(91,777)	(1,276)

Units, end of year	144,407	112,824	469

Unit value, end of period $	22.70 to 22.88	19.03 to 19.12	15.46
Assets, end of period $	3,296,001	2,154,500	7,257
Investment income ratio*	1.63%	0.25%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.65%
Total return, lowest to highest***	19.32% to 19.68%	23.04% to 23.40%	23.71%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,115	—
Units issued	50,754	1,143
Units redeemed	(8,488)	(28)

Units, end of year	43,381	1,115

Unit value, end of period $	15.73	14.27
Assets, end of period $	682,371	15,913
Investment income ratio*	4.61%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	10.20%	27.73%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	262,400	242,913	254,360	261,096	345,552
Units issued	224,368	115,106	115,857	297,698	143,552
Units redeemed	(163,669)	(95,619)	(127,304)	(304,434)	(228,008)

Units, end of year	323,099	262,400	242,913	254,360	261,096

Unit value, end of period $	28.66 to 29.47	16.52 to 26.77	13.00 to 21.03	11.88 to 19.17	9.86 to 15.86
Assets, end of period $	9,304,722	6,853,600	4,994,547	4,744,645	3,409,121
Investment income ratio*	2.93%	1.03%	0.86%	0.12%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	9.36% to 9.80%	26.84% to 27.29%	9.34% to 9.72%	20.28% to 20.64%	53.94% to 54.34%

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	156	—
Units issued	86,980	157
Units redeemed	(78,437)	(1)

Units, end of year	8,699	156

Unit value, end of period $	15.95	14.55
Assets, end of period $	138,707	2,266
Investment income ratio*	5.23%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.61%	29.61%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,282,480	1,151,161	534,492	451,530	225,236
Units issued	635,732	802,307	1,071,184	510,926	488,195
Units redeemed	(574,948)	(670,988)	(454,515)	(427,964)	(261,901)

Units, end of year	1,343,264	1,282,480	1,151,161	534,492	451,530

Unit value, end of period $	23.37 to 24.12	21.49 to 22.42	16.70 to 17.40	15.24 to 15.83	12.62 to 13.09
Assets, end of period $	32,163,348	28,081,796	19,488,615	8,198,182	5,780,317
Investment income ratio*	4.36%	1.77%	0.66%	1.28%	0.67%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.76% to 9.25%	28.68% to 29.27%	9.78% to 10.15%	20.75% to 21.12%	43.91% to 44.28%

Sub-Account
Investment Quality Bond Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	28,300
Units redeemed	(6,826)

Units, end of year	21,474

Unit value, end of period $	11.15
Assets, end of period $	239,428
Investment income ratio*	13.41%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	6.23%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	417,247	956,608	1,132,045	1,159,780	1,475,664
Units issued	101,824	255,155	240,139	645,968	984,315
Units redeemed	(154,937)	(794,516)	(415,576)	(673,703)	(1,300,199)

Units, end of year	364,134	417,247	956,608	1,132,045	1,159,780

Unit value, end of period $	22.03 to 22.66	18.33 to 21.40	17.79 to 20.67	17.50 to 20.28	16.79 to 19.39
Assets, end of period $	8,095,296	8,726,321	19,439,556	22,645,826	22,161,364
Investment income ratio*	8.92%	7.56%	5.63%	5.96%	5.40%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	5.47% to 5.88%	2.84% to 3.26%	1.55% to 1.91%	4.13% to 4.45%	6.63% to 6.89%

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	64	—
Units issued	27,296	66
Units redeemed	(23,801)	(2)

Units, end of year	3,559	64

Unit value, end of period $	12.96	12.77
Assets, end of period $	46,121	818
Investment income ratio*	0.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.53%	14.38%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	2,302	289	—
Units issued	348,751	2,142	304
Units redeemed	(47,299)	(129)	(15)

Units, end of year	303,754	2,302	289

Unit value, end of period $	15.89 to 16.06	15.80 to 15.85	13.90
Assets, end of period $	4,850,940	36,373	4,019
Investment income ratio*	0.81%	0.27%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	0.68% to 1.09%	13.62% to 13.85%	11.22%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	251	—
Units issued	15,544	251
Units redeemed	(3,443)	—

Units, end of year	12,352	251

Unit value, end of period $	14.03	13.43
Assets, end of period $	173,316	3,364
Investment income ratio*	2.11%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.45%	16.03%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	217,111	174,124	74,430	83,191	—
Units issued	249,955	186,497	144,010	156,448	83,839
Units redeemed	(112,044)	(143,510)	(44,316)	(165,209)	(648)

Units, end of year	355,022	217,111	174,124	74,430	83,191

Unit value, end of period $	26.35 to 26.72	25.41 to 25.69	22.06 to 22.24	19.23 to 19.32	15.89 to 15.91
Assets, end of period $	9,458,751	5,565,112	3,866,266	1,435,901	1,322,947
Investment income ratio*	1.03%	0.45%	0.00%	1.43%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35%to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	3.70% to 4.01%	15.18% to 15.53%	14.74% to 15.08%	21.02% to 21.38%	27.11% to 27.32%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of year	534	—
Units issued	77,108	579
Units redeemed	(28,478)	(45)

Units, end of year	49,164	534

Unit value, end of period $	14.50	13.34
Assets, end of period $	712,814	7,133
Investment income ratio*	9.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.66%	15.48%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	348,066	316,430	305,615	73,758	38,262
Units issued	197,231	121,063	63,954	350,315	46,257
Units redeemed	(82,853)	(89,427)	(53,139)	(118,458)	(10,761)

Units, end of year	462,444	348,066	316,430	305,615	73,758

Unit value, end of period $	22.65 to 23.20	16.82 to 21.44	14.65 to 18.58	13.31 to 16.86	11.53 to 14.53
Assets, end of period $	10,530,978	7,319,039	5,802,326	5,093,275	1,038,282
Investment income ratio*	9.52%	7.38%	1.79%	0.78%	0.35%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	7.84% to 8.22%	14.72% to 15.11%	9.92% to 10.25%	15.30% to 15.66%	34.04% to 34.31%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of year	107,849	—
Units issued	129,478	110,597
Units redeemed	(18,562)	(2,748)

Units, end of year	218,765	107,849

Unit value, end of period $	13.19	12.37
Assets, end of period $	2,884,985	1,334,204
Investment income ratio*	7.63%	0.11%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	6.60%	12.80%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	693,715	934,585	914,120	805,068	549,847
Units issued	116,050	245,346	282,338	639,365	354,757
Units redeemed	(284,734)	(486,216)	(261,873)	(530,313)	(99,536)

Units, end of year	525,031	693,715	934,585	914,120	805,068

Unit value, end of period $	24.81 to 25.43	18.61 to 23.96	16.60 to 21.26	15.62 to 19.96	13.84 to 17.62
Assets, end of period $	13,079,455	16,303,510	19,581,681	18,039,138	13,798,701
Investment income ratio*	7.44%	5.76%	3.96%	2.05%	2.30%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	5.77% to 6.15%	12.01% to 12.39%	6.20% to 6.51%	12.75% to 13.09%	23.17% to 23.48%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (a)
Units, beginning of year	114	—
Units issued	3,731	115
Units redeemed	(1,109)	(1)

Units, end of year	2,736	114

Unit value, end of period $	11.81	11.21
Assets, end of period $	32,325	1,287
Investment income ratio*	9.49%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.35%	8.44%

(a)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	55,589	284,921	268,947	268,987	198,190
Units issued	257,589	66,508	55,265	280,449	176,092
Units redeemed	(23,841)	(295,840)	(39,291)	(280,489)	(105,295)

Units, end of year	289,337	55,589	284,921	268,947	268,987

Unit value, end of period $	23.65 to 24.23	18.47 to 23.07	17.13 to 21.23	16.74 to 20.76	15.50 to 19.16
Assets, end of period $	6,915,236	1,239,063	5,962,323	5,504,364	5,025,582
Investment income ratio*	9.12%	6.17%	5.00%	3.76%	3.54%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.40% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.70% to 5.05%	7.73% to 8.11%	2.22% to 2.48%	7.88% to 8.21%	10.83% to 11.10%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of year	113,970	—
Units issued	198,908	118,278
Units redeemed	(32,961)	(4,308)

Units, end of year	279,917	113,970

Unit value, end of period $	13.76	12.79
Assets, end of period $	3,850,878	1,457,877
Investment income ratio*	7.22%	0.08%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.55%	13.58%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	507,106	416,491	417,608	178,824	93,184
Units issued	190,193	158,281	130,964	368,911	120,911
Units redeemed	(108,081)	(67,666)	(132,081)	(130,127)	(35,271)

Units, end of year	589,218	507,106	416,491	417,608	178,824

Unit value, end of period $	24.03 to 24.63	17.42 to 22.91	15.44 to 20.26	14.28 to 18.71	12.53 to 16.33
Assets, end of period $	14,223,964	11,424,780	8,315,803	7,721,710	2,875,199
Investment income ratio*	7.66%	5.75%	2.70%	1.39%	1.02%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	6.82% to 7.20%	12.76% to 13.11%	7.96% to 8.28%	13.85% to 14.19%	28.70% to 28.97%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of year	1,032	—
Units issued	51,669	1,056
Units redeemed	(16,355)	(24)

Units, end of year	36,346	1,032

Unit value, end of period $	12.33	11.71
Assets, end of period $	448,263	12,083
Investment income ratio*	9.18%	0.42%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.34%	10.49%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (v)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	137,665	143,857	170,770	105,262	58,209
Units issued	135,935	158,656	66,570	170,447	136,503
Units redeemed	(170,122)	(164,848)	(93,483)	(104,939)	(89,450)

Units, end of year	103,478	137,665	143,857	170,770	105,262

Unit value, end of period $	23.99 to 24.59	18.23 to 23.42	16.60 to 21.22	16.03 to 20.45	14.51 to 18.45
Assets, end of period $	2,495,078	3,158,679	3,008,972	3,447,752	1,819,243
Investment income ratio*	6.52%	3.83%	4.03%	2.62%	2.75%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.61% to 4.98%	9.70% to 10.09%	3.48% to 3.79%	10.32% to 10.65%	17.06% to 17.35%

(v)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

	Sub-Account
	Managed Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,073	—
Units issued	1,305	14,325
Units redeemed	(1,125)	(13,252)

Units, end of year	1,253	1,073

Unit value, end of period $	57.27	56.17
Assets, end of period $	71,745	60,233
Investment income ratio*	5.37%	10.94%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	1.95%	7.48%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	25,037	—
Units issued	85,093	25,693
Units redeemed	(39,062)	(656)

Units, end of year	71,068	25,037

Unit value, end of period $	15.02	13.97
Assets, end of period $	1,067,496	349,681
Investment income ratio*	1.69%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.55%	9.74%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	315,280	329,426	411,020	253,416	151,140
Units issued	1,720,087	210,019	329,260	459,051	275,299
Units redeemed	(807,521)	(224,165)	(410,854)	(301,447)	(173,023)

Units, end of year	1,227,846	315,280	329,426	411,020	253,416

Unit value, end of period $	21.80 to 22.42	20.42 to 20.92	18.74 to 19.08	16.88 to 17.09	14.67 to 14.78
Assets, end of period $	27,299,289	6,517,466	6,231,380	6,984,470	3,729,877
Investment income ratio*	1.22%	0.63%	0.76%	0.34%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	6.76% to 7.19%	8.95% to 9.39%	11.24% to 11.63%	15.08% to 15.43%	33.70% to 34.03%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Mid Cap Intersection Trust Series 1
Year Ended Dec. 31/07 (w)
Units, beginning of year	—
Units issued	89
Units redeemed	—

Units, end of year	89

Unit value, end of period $	11.59
Assets, end of period $	1,036
Investment income ratio*	0.00%
Expense ratio, lowest to highest**	0.65%
Total return, lowest to highest***	(7.29%)

(w)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	3,497	—
Units issued	29,526	3,810
Units redeemed	(3,589)	(313)

Units, end of year	29,434	3,497

Unit value, end of period $	49.27	39.87
Assets, end of period $	1,450,200	139,406
Investment income ratio*	0.01%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	23.59%	13.66%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	746,822	842,918	1,191,214	439,064	157,865
Units issued	268,501	429,518	832,322	1,709,693	463,180
Units redeemed	(324,869)	(525,614)	(1,180,618)	(957,543)	(181,981)

Units, end of year	690,454	746,822	842,918	1,191,214	439,064

Unit value, end of period $	21.39 to 22.00	17.44 to 18.58	15.46 to 16.45	13.62 to 14.44	11.52 to 12.20
Assets, end of period $	15,137,410	13,282,114	13,361,473	16,362,126	5,169,749
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	22.70% to 23.20%	12.75% to 13.21%	13.77% to 14.23%	18.26% to 18.68%	41.41% to 41.76%

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	7,923	—
Units issued	32,428	8,649
Units redeemed	(11,714)	(726)

Units, end of year	28,637	7,923

Unit value, end of period $	12.76	12.67
Assets, end of period $	365,431	100,380
Investment income ratio*	1.27%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.72%	12.30%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,452,791	1,656,848	753,501	445,032	376,737
Units issued	125,745	665,474	1,329,000	675,227	383,482
Units redeemed	(1,035,680)	(869,531)	(425,653)	(366,758)	(315,187)

Units, end of year	542,856	1,452,791	1,656,848	753,501	445,032

Unit value, end of period $	21.46 to 22.04	21.46 to 21.94	19.24 to 19.55	17.93 to 18.12	14.50 to 14.59
Assets, end of period $	11,820,247	31,558,117	32,162,303	13,585,575	6,473,940
Investment income ratio*	1.00%	0.69%	0.38%	0.49%	0.36%
Expense ratio, lowest to highest**	0.25% to 0.65%	0.25% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.04% to 0.44%	11.55% to 12.00%	7.31% to 7.68%	23.65% to 24.03%	24.54% to 24.86%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	43,969	—
Units issued	149,985	46,901
Units redeemed	(83,748)	(2,932)

Units, end of year	110,206	43,969

Unit value, end of period $	21.71	21.60
Assets, end of period $	2,392,619	949,770
Investment income ratio*	2.30%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.51%	20.34%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	429,969	—
Units issued	2,530,991	705,113
Units redeemed	(1,617,434)	(275,144)

Units, end of year	1,343,526	429,969

Unit value, end of period $	16.90	16.12
Assets, end of period $	22,707,880	6,933,060
Investment income ratio*	4.54%	4.82%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	4.82%	4.70%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	4,383,149	2,786,033	2,174,205	2,120,159	2,245,118
Units issued	1,324,785	4,547,755	2,639,719	2,342,246	2,995,349
Units redeemed	(1,682,410)	(2,950,639)	(2,027,891)	(2,288,200)	(3,120,308)

Units, end of year	4,025,524	4,383,149	2,786,033	2,174,205	2,120,159

Unit value, end of period $	20.80 to 21.46	14.58 to 20.58	14.04 to 19.65	13.75 to 19.21	13.71 to 19.09
Assets, end of period $	83,833,691	86,696,310	52,697,960	40,361,843	38,888,983
Investment income ratio*	4.46%	4.40%	2.66%	0.81%	0.58%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	3.83% to 4.30%	3.70% to 4.17%	1.95% to 2.31%	0.15% to 0.46%	(0.07%) to 0.17%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	228	—
Units issued	44,794	236
Units redeemed	(10,834)	(8)

Units, end of year	34,188	228

Unit value, end of period $	23.82	16.92
Assets, end of period $	814,432	3,857
Investment income ratio*	1.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	40.81%	22.32%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	176,488	161,459	88,358	62,308	—
Units issued	145,660	253,308	197,987	108,859	66,429
Units redeemed	(67,206)	(238,279)	(124,886)	(82,809)	(4,121)

Units, end of year	254,942	176,488	161,459	88,358	62,308

Unit value, end of period $	54.82 to 55.72	39.22 to 39.65	32.28 to 32.54	22.14 to 22.24	17.92 to 17.95
Assets, end of period $	14,108,807	6,971,550	5,420,454	1,963,833	1,117,564
Investment income ratio*	1.07%	0.50%	0.00%	0.07%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	39.76% to 40.25%	21.50% to 21.87%	45.82% to 46.26%	23.51% to 23.88%	43.39% to 43.63%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	65,482	—
Units issued	168,518	66,602
Units redeemed	(96,386)	(1,120)

Units, end of year	137,614	65,482

Unit value, end of period $	21.43	19.04
Assets, end of period $	2,948,953	1,246,990
Investment income ratio*	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	12.53%	19.76%

(g) Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	141	—
Units issued	36,865	146
Units redeemed	(11,039)	(5)

Units, end of year	25,967	141

Unit value, end of period $	15.40	14.10
Assets, end of period $	399,811	1,981
Investment income ratio*	2.47%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	9.19%	11.22%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	677,202	562,685	592,545	487,239	500,442
Units issued	233,026	604,396	242,075	502,648	494,143
Units redeemed	(378,570)	(489,879)	(271,935)	(397,342)	(507,346)

Units, end of year	531,658	677,202	562,685	592,545	487,239

Unit value, end of period $	14.58 to 14.99	13.46 to 16.58	12.20 to 15.01	9.79 to 9.91	8.43 to 10.32
Assets, end of period $	7,900,944	9,231,358	6,929,233	5,836,323	4,250,322
Investment income ratio*	1.81%	0.90%	0.86%	0.65%	0.19%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	8.37% to 8.81%	10.27% to 10.71%	24.89% to 25.32%	16.14% to 16.50%	39.81% to 40.16%

	Sub-Account
	Quantitative All Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	154	—
Units issued	3,223	160
Units redeemed	(434)	(6)

Units, end of year	2,943	154

Unit value, end of period $	13.73	13.22
Assets, end of period $	40,413	2,045
Investment income ratio*	1.57%	3.01%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.82%	15.24%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative All Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	50	1,712	164	—
Units issued	13,530	34,598	3,081	1,784
Units redeemed	(13,527)	(36,260)	(1,533)	(1,620)

Units, end of year	53	50	1,712	164

Unit value, end of period $	22.51 to 22.72	21.84 to 21.99	19.08 to 19.18	17.69 to 17.75
Assets, end of period $	1,200	1,093	32,673	2,916
Investment income ratio*	0.31%	0.01%	3.08%	1.30%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	3.11% to 3.31%	14.42% to 14.65%	7.88% to 8.10%	14.16% to 14.39%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

	Sub-Account
	Quantitative Mid Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	70	—
Units issued	8,020	73
Units redeemed	(2,253)	(3)

Units, end of year	5,837	70

Unit value, end of period $	11.96	12.17
Assets, end of period $	69,797	860
Investment income ratio*	0.71%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(1.73%)	4.10%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative Mid Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	32,171	34,103	31,203	14,437	1,039
Units issued	5,908	30,835	9,698	41,021	27,939
Units redeemed	(35,052)	(32,767)	(6,798)	(24,255)	(14,541)

Units, end of year	3,027	32,171	34,103	31,203	14,437

Unit value, end of period $	14.33 to 14.67	14.73 to 15.02	14.24 to 14.44	12.62 to 12.71	10.74 to 10.80
Assets, end of period $	43,898	474,909	487,068	394,385	155,204
Investment income ratio*	0.13%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.65%	0.30% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(2.72%) to (2.36%)	3.41% to 3.78%	12.89% to 13.23%	17.44% to 17.67%	37.65% to 37.92%

	Sub-Account
	Quantitative Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	124	—
Units issued	5,310	129
Units redeemed	(1,823)	(5)

Units, end of year	3,611	124

Unit value, end of period $	12.91	13.61
Assets, end of period $	46,602	1,687
Investment income ratio*	3.20%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(5.17%)	21.36%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Quantitative Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	1,038	—	—
Units issued	56,475	14,129	1,072
Units redeemed	(27,699)	(13,091)	(1,072)

Units, end of year	29,814	1,038	—

Unit value, end of period $	17.97 to 18.17	19.08 to 19.18	15.85
Assets, end of period $	539,099	19,810	—
Investment income ratio*	2.27%	0.22%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.45% to 0.65%	0.65%
Total return, lowest to highest***	(5.81%) to (5.53%)	20.38% to 20.63%	8.48%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	61,253	—
Units issued	41,795	71,898
Units redeemed	(41,404)	(10,645)

Units, end of year	61,644	61,253

Unit value, end of period $	80.44	95.27
Assets, end of period $	4,958,485	5,835,277
Investment income ratio*	2.87%	2.02%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(15.56%)	38.17%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	366,108	472,983	511,509	445,289	572,990
Units issued	91,471	79,184	132,415	359,425	190,483
Units redeemed	(173,642)	(186,059)	(170,941)	(293,205)	(318,184)

Units, end of year	283,937	366,108	472,983	511,509	445,289

Unit value, end of period $	96.01 to 98.74	45.30 to 117.35	32.99 to 85.23	29.65 to 76.43	22.58 to 57.88
Assets, end of period $	27,305,782	41,904,090	39,627,992	38,437,806	24,344,448
Investment income ratio*	2.57%	1.78%	1.96%	2.36%	2.98%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(16.20%) to (15.86%)	37.14% to 37.69%	11.07% to 11.52%	31.18% to 31.64%	38.24% to 38.59%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	9,519	—
Units issued	8,989	9,712
Units redeemed	(4,166)	(193)

Units, end of year	14,342	9,519

Unit value, end of period $	11.14	10.01
Assets, end of period $	159,791	95,237
Investment income ratio*	7.43%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	11.36%	0.43%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	175,568	116,509	111,729	5,873	—
Units issued	230,718	103,018	85,239	262,524	133,583
Units redeemed	(55,796)	(43,959)	(80,459)	(156,668)	(127,710)

Units, end of year	350,490	175,568	116,509	111,729	5,873

Unit value, end of period $	15.72 to 15.95	14.22 to 14.38	14.25 to 14.37	14.14 to 14.22	13.05 to 13.07
Assets, end of period $	5,575,602	2,514,498	1,669,468	1,584,831	76,663
Investment income ratio*	7.51%	2.37%	0.00%	0.49%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	10.58% to 10.94%	(0.27%) to 0.05%	0.78% to 1.09%	8.35% to 8.69%	4.43% to 4.57%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	83	—
Units issued	44,540	86
Units redeemed	(13,257)	(3)

Units, end of year	31,366	83

Unit value, end of period $	14.24	11.90
Assets, end of period $	446,630	986
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	19.62%	5.60%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,326,101	1,728,120	2,513,425	2,816,080	2,889,535
Units issued	686,435	490,113	687,432	2,720,294	2,001,149
Units redeemed	(1,155,368)	(892,132)	(1,472,737)	(3,022,949)	(2,074,604)

Units, end of year	857,168	1,326,101	1,728,120	2,513,425	2,816,080

Unit value, end of period $	16.76 to 17.24	05.41 to 14.46	5.16 to 13.74	5.08 to 13.50	5.06 to 13.38
Assets, end of period $	12,527,168	16,624,064	20,287,236	30,223,103	26,154,570
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	18.72% to 19.21%	4.79% to 5.21%	1.37% to 1.78%	0.22% to 0.58%	49.43% to 49.79%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	1,338	—
Units issued	5,337	42,917
Units redeemed	(936)	(41,579)

Units, end of year	5,739	1,338

Unit value, end of period $	19.05	18.45
Assets, end of period $	109,311	24,683
Investment income ratio*	13.46%	35.06%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.25%	4.55%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	107,112	—
Units issued	178,101	112,610
Units redeemed	(110,291)	(5,498)

Units, end of year	174,922	107,112

Unit value, end of period $	19.59	17.19
Assets, end of period $	3,426,541	1,840,852
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	13.98%	13.47%

(g) Fund available in prior year but no activity.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	11,525	—
Units issued	25,127	35,074
Units redeemed	(10,835)	(23,549)

Units, end of year	25,817	11,525

Unit value, end of period $	15.16	15.48
Assets, end of period $	391,430	178,426
Investment income ratio*	2.00%	2.39%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(2.06%)	17.64%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	668,353	728,419	453,968	162,048	226,973
Units issued	81,643	167,253	454,316	586,135	280,118
Units redeemed	(410,685)	(227,319)	(179,865)	(294,215)	(345,043)

Units, end of year	339,311	668,353	728,419	453,968	162,048

Unit value, end of period $	18.08 to 18.59	18.61 to 19.06	15.94 to 16.25	15.48 to 15.66	13.28 to 13.38
Assets, end of period $	6,241,315	12,623,575	11,739,024	7,067,046	2,159,093
Investment income ratio*	1.61%	0.49%	0.53%	0.34%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(2.85%) to (2.46%)	16.79% to 17.26%	3.16% to 3.58%	16.56% to 16.92%	44.85% to 45.20%

Sub-Account
Small Cap Opportunities Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	5,199
Units redeemed	(1,645)

Units, end of year	3,554

Unit value, end of period $	11.87
Assets, end of period $	42,196
Investment income ratio*	2.68%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(7.60%)

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	282,521	256,511	74,332	28,153	—
Units issued	64,717	171,059	314,871	98,813	32,131
Units redeemed	(209,295)	(145,049)	(132,692)	(52,634)	(3,978)

Units, end of year	137,943	282,521	256,511	74,332	28,153

Unit value, end of period $	23.42 to 23.86	25.54 to 25.92	23.28 to 23.53	21.77 to 21.88	17.43 to 17.45
Assets, end of period $	3,272,245	7,281,857	6,011,042	1,625,557	491,037
Investment income ratio*	1.75%	0.68%	0.00%	0.03%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(8.31%) to (7.94%)	9.68% to 10.12%	7.02% to 7.45%	24.96% to 25.34%	39.40% to 39.64%

(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

	Sub-Account
	Small Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	2,123	5,610
Units redeemed	(721)	(5,610)

Units, end of year	1,402	—

Unit value, end of period $	12.39	12.32
Assets, end of period $	17,384	—
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.57%	7.62%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (e)
Units, beginning of year	2,996	1,196	—
Units issued	8,887	4,121	1,696
Units redeemed	(4,660)	(2,321)	(500)

Units, end of year	7,223	2,996	1,196

Unit value, end of period $	15.22 to 15.30	15.22 to 15.27	14.24 to 14.26
Assets, end of period $	109,996	45,604	17,031
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(0.01%) to 0.19%	6.86% to 7.08%	13.92% to 14.06%

(e)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	124,341	—
Units issued	15,444	143,375
Units redeemed	(37,776)	(19,034)

Units, end of year	102,009	124,341

Unit value, end of period $	34.40	35.44
Assets, end of period $	3,509,437	4,406,358
Investment income ratio*	0.97%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(2.92%)	19.32%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Small Cap Value Trust Series 1
Year Ended Dec. 31/07 (cc)
Units, beginning of year	—
Units issued	31,908
Units redeemed	(31,161)

Units, end of year	747

Unit value, end of period $	12.26 to 12.39
Assets, end of period $	9,201
Investment income ratio*	0.02%
Expense ratio, lowest to highest**	0.45% to 0.65%
Total return, lowest to highest***	(1.88%) to (0.88%)

(cc)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	77,847	2,740	—
Units issued	9,939	90,180	10,254
Units redeemed	(9,513)	(15,073)	(7,514)

Units, end of year	78,273	77,847	2,740

Unit value, end of period $	15.60 to 15.77	16.80 to 16.93	16.01 to 16.06
Assets, end of period $	1,234,056	1,317,577	43,967
Investment income ratio*	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	(7.15%) to (6.86%)	4.92% to 5.23%	5.63% to 5.84%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	5,566	—
Units issued	60,594	6,551
Units redeemed	(15,705)	(985)

Units, end of year	50,455	5,566

Unit value, end of period $	13.25	13.41
Assets, end of period $	668,711	74,625
Investment income ratio*	0.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(1.14%)	15.50%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,197,374	1,534,174	1,525,817	1,151,115	1,194,763
Units issued	494,264	813,580	766,171	1,166,644	1,030,795
Units redeemed	(794,778)	(1,150,380)	(757,814)	(791,942)	(1,074,443)

Units, end of year	896,860	1,197,374	1,534,174	1,525,817	1,151,115

Unit value, end of period $	18.69 to 19.29	19.05 to 28.45	16.62 to 24.78	15.67 to 23.28	12.60 to 18.70
Assets, end of period $	17,636,851	23,687,841	26,095,828	24,396,927	15,104,792
Investment income ratio*	0.15%	0.07%	0.27%	0.15%	0.44%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(1.89%) to (1.44%)	14.62% to 15.13%	6.29% to 6.66%	24.38% to 24.76%	32.81% to 33.12%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Special Value Trust Series 0
Year Ended Dec. 31/07 (q)
Units, beginning of year	—
Units issued	16
Units redeemed	(16)

Units, end of year	—

Unit value, end of period $	12.41
Assets, end of period $	—
Investment income ratio*	4.02%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	(0.22%)

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.

	Sub-Account
	Special Value Trust Series 1
	Year Ended Dec. 31/07 (q)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03 (k)
Units, beginning of year	16,931	15,605	11,949	10,527	—
Units issued	5,798	12,637	5,903	3,178	20,755
Units redeemed	(22,729)	(11,311)	(2,247)	(1,756)	(10,228)

Units, end of year	—	16,931	15,605	11,949	10,527

Unit value, end of period $	21.55 to 21.84	21.73 to 21.97	19.74 to 19.84	18.81 to 18.87	15.77
Assets, end of period $	—	370,598	309,231	225,420	166,036
Investment income ratio*	2.46%	0.03%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.45% to 0.65%	0.45% to 0.65%	0.45%
Total return, lowest to highest***	(0.86%) to (0.61%)	10.12% to 10.45%	4.92% to 5.13%	19.40% to 19.65%	26.18%

(q)	Terminated as an investment option and funds transferred to Small Cap Value Trust on November 12, 2007.
(k)	Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	18,075	60
Units redeemed	(5,146)	(60)

Units, end of year	12,929	—

Unit value, end of period $	10.99	10.99
Assets, end of period $	142,120	—
Investment income ratio*	10.56%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	0.02%	7.05%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	249,209	253,221	238,775	169,132	221,458
Units issued	109,181	138,457	176,347	290,490	397,326
Units redeemed	(156,628)	(142,469)	(161,901)	(220,847)	(449,652)

Units, end of year	201,762	249,209	253,221	238,775	169,132

Unit value, end of period $	21.60 to 22.22	19.92 to 22.32	18.71 to 20.86	18.32 to 20.38	17.27 to 19.15
Assets, end of period $	4,397,774	5,459,524	5,217,823	4,821,612	3,179,959
Investment income ratio*	9.23%	6.48%	2.48%	3.88%	6.69%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(0.85%) to (0.45%)	6.31% to 6.73%	1.98% to 2.34%	5.98% to 6.29%	12.38% to 12.66%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Strategic Income Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	1,481
Units redeemed	(233)

Units, end of year	1,248

Unit value, end of period $	11.33
Assets, end of period $	14,141
Investment income ratio*	2.57%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	5.85%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04 (b)
Units, beginning of year	35,928	78,004	2,225	—
Units issued	20,922	37,952	90,668	2,246
Units redeemed	(40,457)	(80,028)	(14,889)	(21)

Units, end of year	16,393	35,928	78,004	2,225

Unit value, end of period $	14.97 to 15.14	14.24 to 14.35	13.78 to 13.82	13.56 to 13.57
Assets, end of period $	245,858	512,297	1,075,257	30,167
Investment income ratio*	1.70%	2.03%	12.20%	6.19%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35%to 0.65%	0.45% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	5.16% to 5.51%	3.31% to 3.62%	1.64% to 1.81%	8.46% to 8.60%

(b)	Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Opportunities Trust Series 0
	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06 (g)
Units, beginning of year	8	—
Units issued	12,775	8
Units redeemed	(12,783)	—

Units, end of year	—	8

Unit value, end of period $	14.31	13.40
Assets, end of period $	—	106
Investment income ratio*	4.17%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	6.76%	12.25%

(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Opportunities Trust Series 1
	Year Ended Dec. 31/07 (p)	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	341,864	389,613	396,663	588,318	895,938
Units issued	44,491	164,694	146,665	299,516	493,480
Units redeemed	(386,355)	(212,443)	(153,715)	(491,171)	(801,100)

Units, end of year	—	341,864	389,613	396,663	588,318

Unit value, end of period $	15.85 to 16.26	11.16 to 15.24	10.01 to 13.59	9.17 to 12.43	8.21 to 11.09
Assets, end of period $	—	4,938,858	5,106,599	4,732,242	5,962,880
Investment income ratio*	0.78%	0.01%	0.40%	0.09%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	6.54% to 6.68%	11.38% to 11.83%	8.96%to 9.34%	11.58% to 11.93%	25.03% to 25.34%

(p)	Terminated as an investment option and funds transferred to Large Cap Trust on April 30, 2007.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/07 (j)	Year Ended Dec. 31/06 (g)
Units, beginning of year	103,058	—
Units issued	171,563	107,642
Units redeemed	(118,467)	(4,584)

Units, end of year	156,154	103,058

Unit value, end of period $	17.03	15.89
Assets, end of period $	2,658,477	1,637,785
Investment income ratio*	11.03%	2.44%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	7.13%	4.07%

(j)	Renamed on October 1, 2007. Formerly known as Bond Index Trust B.
(g)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	34,283	—
Units issued	55,834	36,837
Units redeemed	(17,824)	(2,554)

Units, end of year	72,293	34,283

Unit value, end of period $	12.37	11.39
Assets, end of period $	894,516	390,568
Investment income ratio*	9.04%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	8.61%	3.67%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,570,478	2,385,781	2,833,935	2,319,152	2,315,832
Units issued	1,105,189	879,060	1,121,316	2,668,560	1,537,006
Units redeemed	(930,662)	(1,694,363)	(1,569,470)	(2,153,777)	(1,533,686)

Units, end of year	1,745,005	1,570,478	2,385,781	2,833,935	2,319,152

Unit value, end of period $	19.46 to 20.09	18.06 to 18.56	17.56 to 17.92	17.28 to 17.53	16.57 to 16.70
Assets, end of period $	34,656,094	28,840,343	42,371,818	49,394,073	38,643,292
Investment income ratio*	7.86%	3.62%	2.49%	3.71%	2.77%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.73% to 8.23%	2.89% to 3.34%	1.76% to 2.17%	4.28% to 4.65%	4.32% to 4.60%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	37	—
Units issued	8,318	37
Units redeemed	(1,433)	—

Units, end of year	6,922	37

Unit value, end of period $	48.65	46.25
Assets, end of period $	336,768	1,715
Investment income ratio*	3.08%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	5.19%	15.33%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	212,749	323,999	230,903	371,604	181,207
Units issued	144,535	144,172	313,142	405,051	467,766
Units redeemed	(96,286)	(255,422)	(220,046)	(545,752)	(277,369)

Units, end of year	260,998	212,749	323,999	230,903	371,604

Unit value, end of period $	13.90 to 14.29	13.31 to 13.63	11.62 to 11.83	11.10 to 11.23	9.99 to 10.07
Assets, end of period $	3,702,220	2,867,841	3,807,527	2,572,128	3,719,559
Investment income ratio*	2.17%	1.02%	0.99%	0.73%	0.00%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	4.44% to 4.86%	14.49% to 14.95%	4.96% to 5.32%	11.02% to 11.35%	29.69% to 30.02%

Sub-Account
U.S. Core Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	77,819
Units redeemed	(13,038)

Units, end of year	64,781

Unit value, end of period $	11.64
Assets, end of period $	754,280
Investment income ratio*	3.58%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	1.31%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Core Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	827,753	853,493	899,801	1,151,229	1,592,866
Units issued	131,686	237,418	549,300	471,319	695,451
Units redeemed	(560,542)	(263,158)	(595,608)	(722,747)	(1,137,088)

Units, end of year	398,897	827,753	853,493	899,801	1,151,229

Unit value, end of period $	20.58 to 21.16	11.57 to 20.96	10.66 to 19.25	10.50 to 18.89	9.89 to 17.73
Assets, end of period $	7,579,823	16,484,485	15,776,383	16,191,548	18,310,286
Investment income ratio*	2.13%	1.19%	1.38%	0.85%	1.02%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	0.56% to 0.97%	8.42% to 8.84%	1.32% to 1.72%	6.08% to 6.39%	25.77% to 26.09%

(o)	Fund renamed on May 1, 2006. Previously known as Growth & Income Trust.

Sub-Account
U.S. Global Leaders Growth Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	429
Units redeemed	(320)

Units, end of year	109

Unit value, end of period $	11.51
Assets, end of period $	1,257
Investment income ratio*	1.92%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	3.72%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (g)
Units, beginning of year	51,406	83,180	—
Units issued	24,267	25,598	104,006
Units redeemed	(28,530)	(57,372)	(20,826)

Units, end of year	47,143	51,406	83,180

Unit value, end of period $	13.75 to 13.90	13.35 to 13.46	13.20 to 13.27
Assets, end of period $	652,965	690,161	1,100,951
Investment income ratio*	1.48%	0.00%	0.24%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	2.96% to 3.26%	1.14% to 1.45%	0.22% to 0.52%

(g)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	30	—
Units issued	13,928	31
Units redeemed	(6,132)	(1)

Units, end of year	7,826	30

Unit value, end of period $	12.64	12.24
Assets, end of period $	98,886	370
Investment income ratio*	8.95%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.25%	4.39%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	690,780	649,545	541,692	595,722	1,081,467
Units issued	356,594	578,659	404,113	625,354	950,497
Units redeemed	(476,101)	(537,424)	(296,260)	(679,384)	(1,436,242)

Units, end of year	571,273	690,780	649,545	541,692	595,722

Unit value, end of period $	16.12 to 16.64	15.74 to 16.94	15.18 to 16.32	15.08 to 16.15	14.76 to 15.78
Assets, end of period $	9,452,949	11,102,160	9,984,112	8,245,778	8,887,862
Investment income ratio*	8.20%	5.48%	1.72%	1.95%	4.00%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	2.43% to 2.89%	3.66% to 4.13%	0.87% to 1.24%	2.21% to 2.54%	1.07% to 1.32%

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	400	—
Units issued	929	414
Units redeemed	(196)	(14)

Units, end of year	1,133	400

Unit value, end of period $	11.76	11.42
Assets, end of period $	13,322	4,564
Investment income ratio*	12.03%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	3.00%	9.60%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	197	—
Units issued	39,504	201
Units redeemed	(21,322)	(4)

Units, end of year	18,379	197

Unit value, end of period $	14.42 to 14.54	14.11
Assets, end of period $	265,248	2,781
Investment income ratio*	10.24%	0.00%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.65%
Total return, lowest to highest***	2.19% to 2.52%	8.89%

(g) Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	—	—
Units issued	19,992	8,184
Units redeemed	(10,437)	(8,184)

Units, end of year	9,555	—

Unit value, end of period $	12.37	12.41
Assets, end of period $	118,228	—
Investment income ratio*	1.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	(0.26%)	10.68%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	1,435,047	1,555,399	1,640,031	284,605	268,376
Units issued	313,621	270,247	430,513	1,930,714	230,093
Units redeemed	(440,194)	(390,599)	(515,145)	(575,288)	(213,864)

Units, end of year	1,308,474	1,435,047	1,555,399	1,640,031	284,605

Unit value, end of period $	15.86 to 16.36	16.02 to 16.46	14.58 to 14.84	13.91 to 14.07	12.79 to 12.89
Assets, end of period $	20,972,000	23,164,531	22,779,517	22,836,763	3,646,301
Investment income ratio*	1.09%	0.57%	0.43%	0.09%	0.39%
Expense ratio, lowest to highest**	0.25% to 0.70%	0.25% to 0.70%	0.35% to 0.70%	0.35% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(1.04%) to (0.60%)	9.88% to 10.38%	5.08% to 5.45%	8.68% to 9.01%	36.17% to 36.52%

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (g)
Units, beginning of year	149	—
Units issued	23,920	155
Units redeemed	(6,142)	(6)

Units, end of year	17,927	149

Unit value, end of period $	19.33	15.17
Assets, end of period $	346,525	2,261
Investment income ratio*	2.39%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	27.43%	31.06%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	131,267	154,810	40,217	12,829	4,043
Units issued	139,373	77,515	154,202	57,841	34,544
Units redeemed	(45,396)	(101,058)	(39,609)	(30,453)	(25,758)

Units, end of year	225,244	131,267	154,810	40,217	12,829

Unit value, end of period $	23.22 to 23.70	18.35 to 18.66	14.10 to 14.30	12.15 to 12.26	9.45 to 9.50
Assets, end of period $	5,302,683	2,433,871	2,200,446	489,462	121,451
Investment income ratio*	2.12%	2.31%	0.39%	0.54%	0.56%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.35% to 0.65%	0.40% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	26.57% to 26.95%	30.15% to 30.55%	16.07% to 16.41%	28.57% to 28.91%	33.64% to 33.93%

Sub-Account
Value Trust Series 0
Year Ended Dec. 31/07 (g)
Units, beginning of year	—
Units issued	43,166
Units redeemed	(8,956)

Units, end of year	34,210

Unit value, end of period $	15.05
Assets, end of period $	514,782
Investment income ratio*	2.92%
Expense ratio, lowest to highest**	0.00%
Total return, lowest to highest***	8.26%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05	Year Ended Dec. 31/04	Year Ended Dec. 31/03
Units, beginning of year	297,227	422,144	1,080,759	720,769	715,767
Units issued	322,269	199,825	208,115	1,280,008	639,080
Units redeemed	(223,711)	(324,742)	(866,730)	(920,018)	(634,078)

Units, end of year	395,785	297,227	422,144	1,080,759	720,769

Unit value, end of period $	30.09 to 30.95	25.21 to 28.68	20.94 to 23.77	18.71 to 21.18	16.33 to 18.39
Assets, end of period $	12,100,633	8,411,802	9,906,015	22,720,877	12,699,749
Investment income ratio*	1.37%	0.42%	0.55%	0.53%	1.23%
Expense ratio, lowest to highest**	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.70%	0.30% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	7.46% to 7.89%	20.20% to 20.68%	11.78% to 12.22%	14.43% to 14.83%	37.86% to 38.20%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risk charge offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded.

(***)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.